UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
INTUITIVE SURGICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTUITIVE

Notice of the 2024 annual meeting of stockholders and proxy statement

The terms "Intuitive Surgical," the "Company," "Intuitive," "we," "our," and "us" in this Proxy Statement refer to Intuitive Surgical, Inc.

Founding principles

These have been our guideposts since our formation.

Patients first, always.
Our products and services impact lives — we see our role in healthcare as a solemn responsibility. We focus on the problems that matter most to our customers.

Quality counts.
We never bend or wink at the truth. If something goes wrong, we seek to find the root cause, not to blame. We understand that quality requires investment.

Strive for meaningful progress daily.
We are working on a hard set of problems that impact people's lives. We strive to meet our long-term goals with daily focus and diligence.

Small teams win.
We believe in small, agile, inclusive teams of outstanding staff that deliver results and exceed our customers' expectations.

First-principles thinking.
Innovation is essential to our success. We frame problems clearly, understand key performance metrics and evidence, brainstorm broadly and implement solutions that address the whole.

Learn from everyone. Copy no one.
As pioneers of robotic-assisted surgery, we have introduced new ideas and challenged the status quo. We actively learn from our customers, our team and those outside our company.

Believe the beliefs. Deliver the results.
We behave in ways consistent with our values and expect to achieve our goals. We attend to both the "how" and the "what."

Humility.
We reject personal and organizational arrogance. A better idea can come from anywhere inside or outside our organization — our doors and minds are always open.

NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Intuitive Surgical, Inc.:
We are pleased to provide notice of the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Intuitive Surgical, Inc. that will be held on Thursday, April 25, 2024, at 3:00 p.m. Pacific Daylight Time. The Annual Meeting will be held both in person and virtually online. You will be able to attend and participate in the Annual Meeting in person at 1020 Kifer Road, Sunnyvale, California 94086, or online by visiting and following the instructions posted at www.virtualshareholdermeeting.com/ISRG2024, where you will be able to listen to the meeting live, submit questions, and vote.
Items of Business and Board Voting Recommendations

Proposals		Board Vote Recommendation	Page Reference
1	To elect eleven members to the Board of Directors of the Company to serve until the 2025 Annual Meeting of Stockholders (Proposal No. 1).	“FOR” each of the nominees	72
2	To consider and approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement (Proposal No. 2).	“FOR”	73
3	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3).	“FOR”	74
4	To approve the amendment and restatement of the Amended and Restated 2010 Incentive Award Plan (Proposal No. 4).	“FOR”	75
5	To approve the amendment and restatement of the Amended and Restated 2000 Employee Stock Purchase Plan (Proposal No. 5).	“FOR”	85
6	To consider and vote upon a stockholder proposal requesting a racial and gender pay gap report (Proposal No. 6), if properly presented at the Annual Meeting.	“AGAINST”	89
And any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.
Record Date
Only stockholders of record at the close of business on February 29, 2024, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.
Proxy Materials
We are pleased to continue to provide access to our proxy materials over the Internet instead of mailing printed documents. We believe that this process allows us to provide information regarding the Annual Meeting in a more timely manner, while reducing the environmental impact and the cost of our Annual Meeting. The Notice will be mailed to stockholders starting on or about March 12, 2024, and contains instructions on how to access our proxy materials over the Internet. The Notice also contains instructions on how to request a copy of our proxy materials, including the attached Proxy Statement, our 2023 Annual Report, and a form of proxy card or voting instruction card.
Attendance at the Annual Meeting In Person
To attend and participate in the Annual Meeting in person, you will need to present valid photo identification, such as a driver’s license or passport, and proof of stock ownership as of the record date. If your shares are held in the name of a bank, broker, or other holder of record, you should bring your bank or brokerage statement evidencing your beneficial ownership of Intuitive Surgical, Inc. stock to gain admission to the meeting. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of February 29, 2024. If you will attend the Annual Meeting in person, please check in at the reception desk at 1020 Kifer Road, Sunnyvale, California 94086 by 2:45 p.m. Pacific Daylight Time. Admission to the Annual Meeting in person will be on a first-come, first-served basis. Late arrivals will not be permitted to attend the Annual Meeting in person. The use of cell phones, smartphones, recording and photographic equipment, and/or computers is not permitted in the meeting rooms at the Annual Meeting.
Your vote is important! Whether or not you are able to attend the Annual Meeting in person or virtually online, it is important that your shares be represented. Please vote as soon as possible.
On behalf of our Board of Directors, thank you for your participation in this important annual process.

By order of the Board of Directors

/s/ Gary S. Guthart, Ph.D.
Gary S. Guthart, Ph.D.
Chief Executive Officer
Sunnyvale, California
March 8, 2024
Please note that attendance at the Annual Meeting, whether in person or virtually online, will be limited to stockholders as of the record date, or their authorized representatives, and guests of Intuitive.
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GENERAL INFORMATION
Why am I receiving these materials?
Our Board of Directors (our “Board”) has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 25, 2024, at 3:00 p.m., Pacific Daylight Time, at the location and for the purposes as set forth in the “Notice of the 2024 Annual Meeting of Stockholders.” Our stockholders are invited to attend the Annual Meeting either in person or virtually online and are requested to vote on the proposals described in this Proxy Statement. The approximate date on which this Proxy Statement and form of proxy will be first made available to stockholders is March 12, 2024.
What is included in these materials?
These materials include:
•This Proxy Statement for the Annual Meeting.
•Our 2023 Annual Report to Stockholders, which includes our audited consolidated financial statements.
If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.
What items will be voted on at the Annual Meeting?
You will be voting on the following proposals:
1.The election of eleven members to the Board to serve until the 2025 Annual Meeting of Stockholders (Proposal No. 1).
2.The advisory approval of the compensation of the Company’s Named Executive Officers (“NEOs”) (Proposal No. 2).
3.The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3).
4.The approval of the amendment and restatement of the Amended and Restated 2010 Incentive Award Plan (Proposal No. 4).
5.The approval of the amendment and restatement of the Amended and Restated 2000 Employee Stock Purchase Plan (Proposal No. 5).
6.A stockholder proposal requesting a racial and gender pay gap report, if properly presented at the Annual Meeting (Proposal No. 6).
What are the Board’s voting recommendations?
The Board recommends that you vote your shares:
•“FOR” the election of each of the nominees to the Board (Proposal No. 1).
•“FOR” the approval, on an advisory basis, of the compensation of the Company’s NEOs (Proposal No. 2).
•“FOR” the ratification of the appointment of PwC as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3).
•“FOR” the approval of the amendment and restatement of the Amended and Restated 2010 Incentive Award Plan (Proposal No. 4).
•“FOR” the approval of the amendment and restatement of the Amended and Restated 2000 Employee Stock Purchase Plan (Proposal No. 5).
•“AGAINST” the stockholder proposal requesting a racial and gender pay gap report, if properly presented at the Annual Meeting (Proposal No. 6).
Where are Intuitive’s principal executive offices located, and what is Intuitive’s main telephone number?
Our principal executive offices are located at 1020 Kifer Road, Sunnyvale, California 94086, and our main telephone number is (408) 523-2100.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We are pleased to continue to take advantage of the rules of the Securities and Exchange Commission (the “SEC”) that allow us to furnish our proxy materials to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most of our stockholders of record and beneficial owners have received a Notice of Internet Availability of Proxy Materials (“Notice”) and will not receive a full set of proxy materials in the mail unless requested. Instructions on how to access the proxy materials on the Internet may be found on the website referred to in the Notice. If you would like to receive our proxy materials electronically by email, you should follow the instructions for requesting such materials provided in the Notice. Your election to receive proxy materials electronically by email will remain in effect until you terminate such election. Choosing to receive future proxy materials electronically by email will reduce the environmental impact and the costs incurred by us in printing and mailing the proxy materials.
How can I get electronic access to the proxy materials?
Registered and beneficial stockholders can view the proxy materials for the Annual Meeting on the Internet at www.proxyvote.com.
Who may vote at the Annual Meeting?
The Board set February 29, 2024, as the record date for the Annual Meeting. All stockholders of record who owned Intuitive common stock at the close of business on February 29, 2024, are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of Intuitive common stock has one vote on each matter, and there is no cumulative voting, nor does Intuitive have non-voting preference shares, non-voting shares without preference, multiple voting rights shares, priority shares, golden shares, voting rights ceilings, or other similar voting right restrictions. At the close of business on the record date, there were 354,448,735 shares of common stock outstanding.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials, you will receive a proxy card by mail. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting in person or virtually online by following the instructions posted at www.virtualshareholdermeeting.com/ISRG2024, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to fill out and return the proxy card or vote by proxy on the Internet or by telephone, as instructed below, to ensure your vote is counted.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, you are the beneficial owner of shares held in “street name,” and the Notice is forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials, you will receive a voting instruction form by mail. You are also invited to attend the Annual Meeting in person or virtually online at www.virtualshareholdermeeting.com/ISRG2024. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting by attending the Annual Meeting online unless you request and obtain a valid proxy card from your broker or other agent.
How can I vote my shares?
By Attending the Annual Meeting In Person or Virtually Online — If you are a stockholder of record, you may attend the Annual Meeting in person and vote in person at the Annual Meeting or, if you attend the meeting virtually online, by following the instructions posted at www.virtualshareholdermeeting.com/ISRG2024. Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance to ensure that your vote will be represented at the Annual Meeting. To vote in advance, use one of the three options below — via the internet, by telephone, or by mail. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. If you are a beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person or virtually online at the Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Via the Internet — You may vote by proxy via the Internet by visiting www.proxyvote.com.
By Telephone — If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form.
By Mail — If you requested printed copies of the proxy materials by mail and if you are a stockholder of record, you may also vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and you are a beneficial owner, you may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.
What is the quorum requirement for the Annual Meeting?
The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, or abstained, if you:
•Are present in attendance (in person or online) and vote in person or online at the Annual Meeting; or
•Have voted on the Internet, by telephone, or by properly submitting a proxy card or voting instruction form by mail.
Broker non-votes will also be counted as present and entitled to vote for purposes of determining if there is a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
At the close of business on the record date, there were 354,448,735 shares of common stock outstanding and entitled to vote. Accordingly, 177,224,368 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
What happens if I do not give specific voting instructions?
Stockholders of Record. If you are a stockholder of record and you:
•indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or
•sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters and, therefore, no broker non-votes are expected to exist in connection with Proposal No. 3.
The election of directors (Proposal No. 1), the advisory approval of the compensation of our NEOs (Proposal No. 2), the approval of the amendment and restatement of the Amended and Restated 2010 Incentive Award Plan

(Proposal No. 4), the approval of the amendment and restatement of the Amended and Restated 2000 Employee Stock Purchase Plan (Proposal No. 5), and the stockholder proposal requesting a racial and gender pay gap report, if properly presented at the Annual Meeting (Proposal No. 6) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters and, therefore, there may be broker non-votes on these three proposals.
What is the voting requirement to approve each of the proposals?
For Proposal No. 1, each director must be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares present in attendance in person, virtually online, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This means that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director, with abstentions and broker non-votes not counted as votes cast as either “FOR” or “AGAINST” such director’s election.
Approval of Proposal Nos. 2, 3, 4, 5, and 6 requires the affirmative vote of a majority of the shares present in attendance in person, virtually online, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” Proposal Nos. 2, 3, 4, 5, and 6. Broker non-votes will have no effect on the vote for Proposal Nos. 2, 4, 5, and 6, and broker non-votes are generally not expected for Proposal No. 3.
How are abstentions and broker non-votes treated?
Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present in attendance and entitled to vote for purposes of determining the presence of a quorum. Shares voted “ABSTAIN” on proposals other than Proposal No. 1 will have the same effect as voting against the matter. Brokers, banks, and other nominees have the power to vote without receiving voting instructions from beneficial owners on Proposal No. 3, so the Company expects no broker non-votes on this proposal. For Proposal Nos. 1, 2, 4, 5, and 6, broker non-votes are not deemed to be entitled to vote for purposes of determining whether stockholder approval of a matter has been obtained. As a result, broker non-votes are not included in the tabulation of voting results for these proposals for purposes of determining whether proposals have been approved. In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following instructions provided on the Notice.
Can I change my vote?
You may revoke your proxy at any time before it is actually voted at the Annual Meeting by any of the following:
•Delivering written notice of revocation to our Corporate Secretary at 1020 Kifer Road, Sunnyvale, California 94086;
•Submitting a later dated proxy; or
•Attending the Annual Meeting in person at 1020 Kifer Road, Sunnyvale, California 94086, or virtually online by visiting and following the instructions posted at www.virtualshareholdermeeting.com/ISRG2024.
Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present in attendance at the Annual Meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder in accordance with the beneficial holder’s instructions.
Who bears the cost of proxy solicitation and who is soliciting proxies on our behalf?
We will bear the expense of soliciting proxies, including the expense of preparing, printing, and mailing this proxy statement and the proxies we solicit. Proxies will be solicited by mail, telephone, personal contact, and electronic means. We have retained Alliance Advisors, LLC to solicit proxies for a fee of approximately $12,000 plus a reasonable amount to cover out-of-pocket expenses for proxy solicitation services. Proxies may also be solicited by our directors, officers, and employees in person, by the Internet, by telephone, or by fax without additional remuneration. Copies of proxy materials and our 2023 Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

Who will serve as the inspector of election?
A representative appointed by Broadridge Financial Solutions will serve as the inspector of election to determine whether or not a quorum is present and to tabulate votes cast by proxy, in person, or virtually online at the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in our current report on Form 8-K within four business days after the Annual Meeting.
How do I attend the Annual Meeting?
The Company has decided to hold the Annual Meeting both in person and virtually online this year. Stockholders of record as of February 29, 2024, will be able to attend and participate in the Annual Meeting in person at 1020 Kifer Road, Sunnyvale, California 94086, or online by visiting and following the instructions posted at www.virtualshareholdermeeting.com/ISRG2024.
To attend and participate in the Annual Meeting in person, you will need to present valid photo identification, such as a driver’s license or passport, and proof of stock ownership as of the record date. If your shares are held in the name of a bank, broker, or other holder of record, you should bring your bank or brokerage statement evidencing your beneficial ownership of Intuitive Surgical, Inc. stock to gain admission to the meeting. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of February 29, 2024. If you will attend the Annual Meeting in person, please check in at the reception desk at 1020 Kifer Road, Sunnyvale, California 94086 by 2:45 p.m. Pacific Daylight Time. Admission to the Annual Meeting in person will be on a first-come, first-served basis. Late arrivals will not be permitted to attend the Annual Meeting in person. The use of cell phones, smartphones, recording and photographic equipment, and/or computers is not permitted in the meeting rooms at the Annual Meeting.
To attend and participate in the Annual Meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial shareholders who did not receive a 16-digit control number from their bank or brokerage firm, who wish to attend the meeting online, should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most brokerage firms or banks allow a shareholder to obtain a legal proxy either online or by mail.
Even if you plan to attend the Annual Meeting in person or virtually online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
Access to the Audio Webcast of the Online Virtual Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 3:00 p.m., Pacific Daylight Time. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Login Instructions to the Online Virtual Annual Meeting. To attend the Annual Meeting virtually online, log in at www.virtualshareholdermeeting.com/ISRG2024. Stockholders will need their unique 16-digit control number, which appears on the Notice and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than April 23, 2024, so that you can be provided with a control number and gain access to the meeting.
Technical Assistance with the Online Virtual Annual Meeting. Beginning 30 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
Availability of Live Webcast to Team Members and Other Constituents. The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
Submitting Questions at the Annual Meeting. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

The Annual Meeting’s Rules of Conduct will be posted on https://isrg.gcs-web.com approximately two weeks prior to the date of the Annual Meeting.
Why hold the meeting both in person and virtually online?
We believe that hosting the meeting both in person and virtually online this year provides optionality for our stockholders to participate. Furthermore, we believe the hybrid format enables increased stockholder attendance and participation, because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting in person at 1020 Kifer Road, Sunnyvale, California 94086, or virtually online by visiting and following the instructions posted at www.virtualshareholdermeeting.com/ISRG2024. You also will be able to vote your shares at the Annual Meeting by following the instructions above.
Deadline for receipt of stockholder proposals for the 2025 Annual Meeting of Stockholders.
Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board proposals to be considered for submission to the stockholders at the 2025 Annual Meeting of Stockholders. In order to be considered for inclusion in the proxy material to be disseminated by the Board, your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States (“U.S.”) mail, postage prepaid, to our Corporate Secretary at:
Intuitive Surgical, Inc.
Attn: Corporate Secretary
1020 Kifer Road
Sunnyvale, CA 94086-5301
and must be received no later than November 12, 2024. Your notice must include the following:
•Your name and address and the text of the proposal to be introduced.
•The number of shares of stock you hold of record, beneficially own, and represent by proxy as of the date of your notice.
•A representation that you intend to appear in person or by proxy at the 2025 Annual Meeting of Stockholders to introduce the proposal specified in your notice.
The chair of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws (“Bylaws”). Our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting outside the processes of Rule 14a-8. To be considered timely under these provisions, the stockholder’s notice must be received by our Corporate Secretary at our principal executive offices at the address set forth above no earlier than December 26, 2024, and no later than January 25, 2025. If the date of our 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after April 25, 2025, the stockholder’s notice must be received not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public announcement of the date of such annual meeting was first made. A stockholder providing such notice must also further update and supplement such notice so that the information provided or required to be provided is true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement must be received by our Corporate Secretary at our principal executive offices not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than eight business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof). Our Bylaws also specify requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director or to bring any other item before an annual meeting, other than proposals intended to be included in the proxy materials pursuant to Rule 14a-8, review a copy of our Bylaws, as amended and restated to date, which can be found at www.intuitive.com or obtained, without charge, from our Corporate Secretary at the address above.
In addition, our Bylaws permit certain of our stockholders who have beneficially owned 3% or more of our outstanding common stock continuously for at least three years to submit nominations to be included in our proxy materials for up to 25% of the total number of directors then serving. Notice of proxy access director nominations for the 2025 Annual Meeting of Stockholders must be delivered to our Corporate Secretary at our principal executive offices at the address noted above no earlier than December 26, 2024, and no later than the close of business on January 25, 2025. The notice must set forth the information required by our Bylaws with respect to each proxy access director nomination that an eligible stockholder or stockholders intend to present at the 2025 Annual Meeting of Stockholders and must otherwise be in compliance with our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (no later than February 24, 2025, for the 2025 Annual Meeting of Stockholders).
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2025 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.

DIRECTORS AND CORPORATE GOVERNANCE
General Information
The Board is composed of a group of leaders with broad and diverse experience in many fields, including management of large global enterprises, technology and innovation leadership, and healthcare. In these positions, they have also gained industry knowledge and significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Many of the directors also have experience serving as executive officers or on boards of directors and board committees of other public companies and have an understanding of corporate governance practices and trends. Other directors have significant academic and research experience and bring unique perspectives to the Board.
The Governance and Nominating Committee of the Board and the Board believe the skills, qualities, attributes, and experiences of its current directors provide the Company with business acumen and a diverse range of perspectives to engage each other and management to effectively address the evolving needs of the Company and represent the best interests of the Company’s stockholders.
The Governance and Nominating Committee evaluates candidates recommended by stockholders using the same criteria as used for other candidates recommended by its members, other members of the Board, or other persons. The criteria are described in detail in the Nomination Process section below. In addition, our Bylaws permit a stockholder, or group of up to 20 stockholders, owning 3% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director candidates constituting up to 25% of the Board, provided that the stockholder (or group) and each nominee satisfy the requirements specified in the Bylaws.
The Bylaws provide for a majority voting standard in uncontested elections of directors. As such, in an election where the number of nominees for director does not exceed the number of directors to be elected, a nominee for director will be elected to the Board if the number of shares voted for the nominee exceeds the number of shares voted against the nominee. However, the majority voting standard would not apply if the number of nominees for director exceeds the number of directors to be elected. In that case, the nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting would be elected.
The majority voting standard will apply to the election taking place at the meeting. Consequently, in order to be elected, a nominee must receive more “for” votes than “against” votes. Proxies may not be voted for more than the eleven nominees, and stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for such nominee, if any, as may be designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.
Board Size
The number of authorized directors constituting the full Board is currently set at twelve. Following the Annual Meeting of Shareholders, the number of authorized directors constituting the full Board will be reduced to eleven. The Board evaluates the appropriateness of the size of the Board from time to time. In evaluating the size of the Board, the Board and the Governance and Nominating Committee consider a number of factors, including (i) resignations and retirements from the current Board; (ii) the availability of appropriate and qualified candidates; (iii) balancing the desire of having a small enough Board to facilitate deliberations with, at the same time, having a large enough Board to have the diversity of knowledge, experience, skills, expertise, gender, and backgrounds to ensure that the Board and its committees can effectively perform their responsibilities in overseeing the Company’s business; and (iv) the goal of having an appropriate mix of inside and independent directors.
Nomination Process
The Governance and Nominating Committee identifies director nominees by reviewing the desired experience, mix of skills, and other qualities to assure appropriate Board composition, taking into consideration the current Board members and the specific needs of the Company and the Board.
The Governance and Nominating Committee will consider nominees recommended by stockholders, and any such recommendations should be sent to our Corporate Secretary in writing at our principal executive offices as identified in this Proxy Statement. Such recommendations should comply with the notice and other requirements set forth in the Bylaws, including, but not limited to, stating the following information:
•The name and address of such nominating stockholder and the class or series and number of shares of securities of the Company that are, directly or indirectly, owned of record or beneficially owned by such stockholder.
•Whether the nominating stockholder intends to deliver a proxy statement and form of proxy to elect such nominee.
•Interests of the nominating stockholder required to be disclosed under the Bylaws.
•All information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required in a contested election (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
•A description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, their respective affiliates, and associates, on the other hand.
•A completed and signed questionnaire, representation, and agreement as provided in the Bylaws.
The Company will also request such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by Board members, management, or other parties.
In addition, the Bylaws permit certain of the Company’s stockholders who have beneficially owned 3% or more of the outstanding common stock continuously for at least three years to submit nominations to be included in proxy materials for up to 25% of the total number of directors then serving. Notice of proxy access director nominations for the 2025 Annual Meeting of Stockholders must be delivered to the Corporate Secretary at the principal executive offices no earlier than December 26, 2024 and no later than January 25, 2025. The notice must set forth the information required by the Bylaws with respect to each proxy access director nomination that an eligible stockholder or stockholders intend to present at the 2025 Annual Meeting of Stockholders and must otherwise be in compliance with the Bylaws.
The Governance and Nominating Committee evaluates director candidates based upon a number of criteria, including:
•The desired experience, mix of skills, and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board.
•The experience, knowledge, skills, effectiveness, and expertise of candidates, which may include experience in management, finance, marketing, and accounting, across a broad range of industries with particular emphasis on healthcare and medical device industries, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological, or global field.
•Diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to business experience, professional expertise, age, gender, sexual orientation, and ethnic background.
•Personal and professional integrity, character, and business judgment of candidates.
•Whether candidates are independent, including as determined by the independence requirements of the SEC and the Nasdaq Stock Market.
The Governance and Nominating Committee assesses the effectiveness of its approach to consideration of Board candidates as part of its evaluation of the Board’s composition to ensure that the Board reflects the knowledge, experience, skills, expertise, and diversity required for the Board to fulfill its duties.
Ms. Kolli was appointed to the Board in October 2023 and, therefore, is standing for election as a director by stockholders for the first time. Ms. Kolli’s appointment enhances the Board's digital capabilities and expertise in business transformations, given her expertise in applying technology to transform industries, enable business growth, and drive strategy. Ms. Kolli was recommended to our Board and its Governance and Nominating Committee upon the recommendation of a third-party search firm.

Nominees for Director
The names of the directors being nominated for election and their ages, as of February 29, 2024, are set forth below. The following biographies describe the principal occupations, positions, and directorships for at least the past five years of the nominees for director, as well as certain information regarding their individual experiences, qualifications, attributes, and skills that led the Board to conclude that they should serve on the Board. There are no family relationships among any of our director nominees or executive officers.

Craig H. Barratt, Ph.D. Chair of the Board, Intuitive Surgical, Inc. Director since 2011	Joseph C. Beery Chief Executive Officer of LunaDNA Director since 2020

Craig H. Barratt, Ph.D., 61, has been a member of our Board since April 2011 and has served as Chair of our Board since April 2020. Dr. Barratt served as the independent lead director (“Lead Director”) from April 2018 to April 2020. Dr. Barratt has also served as a member and Chair of the Board of Directors of IonQ Inc. since January 2021. Dr. Barratt has previously served as the Senior Vice President and General Manager of the Connectivity Group of Intel Corporation, a semiconductor company, since its acquisition of Barefoot Networks, Inc., a computer networking company, from July 2019 until May 2020, where he previously served as President and Chief Executive Officer from April 2017 until July 2019. He held several different roles at Google, Inc., an Internet company, from June 2013 to January 2017, including Senior Vice President, Access and Energy, and Advisor. He previously served as President of Qualcomm Atheros, the networking and connectivity subsidiary of Qualcomm Inc. (“Qualcomm”), a mobile technology company, from May 2011 to February 2013. He served as President, Chief Executive Officer and a director of Atheros Communications, Inc., a fabless semiconductor company, from 2003 until its 2011 acquisition by Qualcomm. Dr. Barratt also serves or has served as a member of the Board of Directors of several private companies. Dr. Barratt holds Ph.D. and Master of Science degrees from Stanford University, as well as a Bachelor of Engineering degree in electrical engineering and a Bachelor of Science degree in pure mathematics and physics from the University of Sydney in Australia. Dr. Barratt is a co-inventor of a number of U.S. patents in fields including wireless communications and medical imaging and has co-authored a book on linear controller design and open-source software.
Dr. Barratt’s qualifications to serve on our Board and in the Chair position include his leadership roles at various high growth technology companies.

Joseph C. Beery, 61, has been a member of our Board since April 2020. Mr. Beery is an experienced leader of corporate information technology (“IT”) systems with a long history in managing IT and eCommerce services for global companies. Mr. Beery is currently the Chief Executive Officer of LunaDNA, a technology provider that supports patient-focused studies and trials for research and industry. Mr. Beery joined Thermo Fisher Scientific Inc., a life sciences company, in January 2014, through its acquisition of Life Technologies Corporation, a biotechnology company, and last held the role of Senior Vice President and Chief Information Officer until September 2019. Mr. Beery previously was the Senior Vice President and Chief Information Officer at Life Technologies Corporation from 2008 to 2014 and U.S. Airways and America West Airlines from 1999 to 2008. Mr. Beery also serves as a member of the Board of Directors of several private companies and not-for-profit organizations. Mr. Beery received his B.S. in Business Administration and Business Computer Systems from the University of New Mexico. Mr. Beery self-identifies as Hispanic.
Mr. Beery’s qualifications to serve on our Board include his broad experience within global organizations leading IT and digital strategy.

Lewis Chew Audit Committee Chair, Arista Networks and Cadence Design Systems Director nominee	Gary S. Guthart, Ph.D. Chief Executive Officer, Intuitive Surgical, Inc. Director since 2009

Lewis Chew, 61, is a nominee for our Board of Directors. Mr. Chew is a retired Chief Financial Officer who served at Dolby Labs, Inc. from June 2012 to October 2021. Prior to that, he was the Chief Financial Officer at National Semiconductor Corporation from April 2001 to September 2011 and a Partner at KPMG from 1995 until 1997. From September 2009 to April 2019, Mr. Chew served on the Board of Directors of PG&E Company, chairing the Public Policy Committee and then the Audit Committee. Mr. Chew is currently serving as Chair of the Audit Committee of the Boards of Directors of Cadence Design Systems, Inc. and Arista Networks, Inc., positions he has held since March 2020 and July 2021, respectively. Mr. Chew also continues to serve on the Accounting Advisory Board of Santa Clara University, a position that he has held since 1995. He received a BSC in Accounting from Santa Clara University.

Mr. Chew’s qualifications to serve on our Board include his various leadership roles and financial and controls experience.

Gary S. Guthart, Ph.D., 58, joined Intuitive in April 1996. In January 2010, Dr. Guthart was appointed as Chief Executive Officer. In July 2007, Dr. Guthart was promoted to President, a role he held concurrently until May 2023. Prior to that, in February 2006, Dr. Guthart assumed the role of Chief Operating Officer. Prior to joining Intuitive, Dr. Guthart was part of the core team developing foundation technology for computer-enhanced surgery at SRI International (formerly Stanford Research Institute). Dr. Guthart has served on the Board of Directors of Illumina, Inc., a sequencing- and array-based solutions company, since December 2017 and previously served on the Board of Directors of Affymetrix, Inc., a life sciences company, from May 2009 until its acquisition by Thermo Fisher Scientific Inc. in March 2016. He received a B.S. in Engineering from the University of California, Berkeley and an M.S. and a Ph.D. in Engineering Science from the California Institute of Technology.
Dr. Guthart brings to the Board business, operating, financial, and scientific experience. His service as the Chief Executive Officer of Intuitive enables the Board to perform its oversight function with the benefits of management’s perspectives on the business.

Amal M. Johnson Former Executive Chairman of the Board, Author-IT, Inc. Director since 2010	Sreelakshmi Kolli Executive Vice President and Chief Digital Officer, Align Technology Director since 2023

Amal M. Johnson, 71, has been a member of our Board since April 2010. Ms. Johnson has served on the Board of Directors of Essex Property Trust, Inc. since February 2018. Ms. Johnson served on the Board of Directors of CalAmp from December 2013 and as Chairman from July 2020 until her service ended in July 2022. She also served on the Board of Directors of Mellanox Technologies, Ltd. from October 2006 through April 2020, until its acquisition by NVIDIA Corporation. From March 2012 to December 2017, Ms. Johnson was a member of the Board of Directors of Author-IT, Inc. (“Author-IT”), a Software as a Service (“SaaS”) private company that provides a platform for creating, maintaining, and distributing single-sourced technical content, and Executive Chairman from March 2012 to October 2016. Prior to joining Author-IT, Ms. Johnson led MarketTools, Inc., a SaaS company as Chief Executive Officer from 2005 to 2008, and then as Chairman of the Board until the company was acquired in January 2012. Ms. Johnson holds a Bachelor of Arts in Mathematics from Montclair State University and studied Computer Science at Stevens Institute of Technology Graduate School of Engineering. Ms. Johnson self-identifies as Middle Eastern and Asian.
Ms. Johnson brings to our Board her leadership and operational experience, including from her service as Chairman of the Board of Directors and Chief Executive Officer of a technology company.

Sreelakshmi Kolli, 49, has been a member of our Board of Directors since October 2023. She is currently chief digital officer of Align Technology, Inc. (“Align”), a global medical device company. Ms. Kolli joined Align in June 2003 and has held positions of increasing responsibility leading business operations and engineering for customer-facing applications during her tenure. She was promoted to vice president, information technology, in December 2012, to senior vice president, global information technology, in February 2018, and to senior vice president, chief digital officer, in April 2020. Ms. Kolli is also a member of the Board of Directors of Zimmer Biomet Holdings, Inc. She is a member of the Executive Advisory Board at Salesforce.com and an external advisor on the Board of Trustees Committee on Information Technology at the University of San Francisco. Ms. Kolli earned a B.S. in physics at Bharathidasan University and an M.S. in computer applications at the National Institute of Technology, both in Trichy, India. She is also a graduate of the Stanford Executive Program offered by the Stanford Graduate School of Business in California.

Ms. Kolli’s qualifications to serve on our Board include her digital technology and business transformation experience.

Amy L. Ladd, M.D. Orthopaedic Surgeon, Stanford University Medical Center Director since 2019	Keith R. Leonard, Jr. Chairman of the Board, Unity Biotechnology, Inc. Director since 2016

Amy L. Ladd, M.D., 66, has been a member of our Board since August 2019. Dr. Ladd has spent three decades practicing orthopaedic surgery at Stanford University. Dr. Ladd has served as the Elsbach-Richards Professor of Surgery since December 2017 and as Professor of Orthopaedic Surgery as well as Professor of Medicine (Immunology & Rheumatology), by courtesy, at the Stanford Universal Medical Center since 2003. Dr. Ladd has served on the Board of the Perry Initiative since September 2013. Dr. Ladd also served as the chair of the American Academy of Orthopaedic Surgeons (AAOS) Board of Specialties Society from March 2018 to March 2019 and previously served as a member of the Board of the AAOS from March 2016 to March 2019. Dr. Ladd is vice president of the Association of Bone and Joint Surgeons. Dr. Ladd was appointed to serve on the Board of Directors of Allakos, Inc., a biotechnology company, in August 2022. Dr. Ladd also currently serves on the Boards of Directors of several not-for-profit organizations and a private company. Dr. Ladd received her M.D. from SUNY Upstate Medical University, completed her Orthopaedic Residency at the University of Rochester, and completed the Harvard Combined Hand Surgery Fellowship. Dr. Ladd was a fellow at L’Institut de la Main in Paris, France prior to joining the Stanford University faculty in 1990. She earned her A.B. in History from Dartmouth College.
Dr. Ladd’s qualifications to serve on our Board include her deep surgical and medical expertise.

Keith R. Leonard, Jr., 62, has been a member of our Board since January 2016. Mr. Leonard has more than 20 years of experience in the pharmaceutical industry and has served as the Chairman of the Board of Unity Biotechnology, Inc., a biotechnology company, since October 2016 and was CEO from January 2016 to March 2020. Previously, Mr. Leonard was President, Chief Executive Officer, and a member of the Board of Directors of Kythera Biopharmaceuticals, Inc., a biopharmaceutical company that he co-founded, which focused on discovering, developing, and commercializing drugs for the aesthetic medicine market, from 2005 until its acquisition by Allergan plc in October 2015. Mr. Leonard worked across numerous areas at Amgen Inc. from 1991 to 2004, leading various functions including engineering, IT, and ultimately as General Manager of Amgen Europe. Mr. Leonard has served on the Board of Directors of Arcutis Biotherapeutics, Inc. since September 2021 along with several private companies. Mr. Leonard served on the Boards of Directors of Anacor Pharmaceuticals, Inc. from June 2014 to June 2016 and Sienna Biopharmaceuticals, Inc. from February 2016 to December 2019. Mr. Leonard received a B.S. in Engineering from the University of California, Los Angeles, a B.A. in History from the University of Maryland, an M.S. in Engineering from the University of California, Berkeley, and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.
Mr. Leonard’s qualifications to serve on our Board include his operational and leadership experience with public companies in the pharmaceutical industry.

Jami Dover Nachtsheim Former Corporate Vice President of the Sales and Market Group and Director of Worldwide Marketing, Intel Corporation Director since 2017	Monica P. Reed, M.D. Former Chief Learning Officer and Chief Medical Officer of AdventHealth Director since 2021

Jami Dover Nachtsheim, 65, has been a member of our Board since April 2017. Ms. Nachtsheim served in a variety of positions with Intel Corporation, a semiconductor company, from 1980 until her retirement in 2000, most recently as the Corporate Vice President of the Sales and Marketing Group and Director of Worldwide Marketing. Ms. Nachtsheim served on the Board of Directors of FEI Company, a high-performance electron microscopy company, from February 2012 until its acquisition by Thermo Fisher Scientific Inc. in September 2016. Ms. Nachtsheim also served on the Board of Directors of Affymetrix, Inc., a life sciences company, from March 2010, and as Chairman starting January 2015, until its acquisition by Thermo Fisher Scientific Inc. in March 2016. Ms. Nachtsheim has served on the Board of Directors of Cerus Corp., a biomedical products company, since March 2019 and Telesis Bio Inc., a biology company, since June 2021. Ms. Nachtsheim has served as a member of the Board of Directors of several other public and private companies. Ms. Nachtsheim holds a B.S. in Business Management from Arizona State University.
Ms. Nachtsheim’s qualifications to serve on our Board include her extensive experience in bringing high technology products to market and her long service as a board member of several public and private organizations. Her international experience provides useful insight to the Board’s deliberations on a wide range of global business matters.

Monica P. Reed, M.D., 61, has been a member of our Board since April 2021. Dr. Reed is an experienced leader of large regional health systems and community hospitals promoting the delivery of top-quality healthcare services. From 2021 to 2022, Dr. Reed also served on the Board of Isleworth Healthcare Acquisition Corp. Previously, Dr. Reed served AdventHealth, a non-profit health care system, as the Chief Medical Officer from 2001 to 2006. From 2006 to 2016, Dr. Reed was the Senior Executive Officer and CEO of AdventHealth Celebration and then served as SVP for the Care Continuum and Chief Learning Officer for the Central Florida region of the corporation until March 2018. Dr. Reed founded the Reed Consulting Group in May 2018, where she currently consults with companies to address evolving clinical and healthcare needs. Dr. Reed also serves or has served as a member of the Board of Directors of several other private and not-for-profit organizations. Dr. Reed received her M.D. from Loma Linda University, School of Medicine, and completed her Obstetrics and Gynecology Residency at the White Memorial Medical Center. She earned her M.S. in Consulting and Coaching for Change from Saïd Business School at the University of Oxford. Monica self-identifies as African American.
Dr. Reed’s qualifications to serve on our Board include her deep medical and leadership expertise as well as her extensive experience working in and with healthcare systems and community hospitals.

Mark J. Rubash Former Chief Financial Officer Emeritus - Strategic Advisor, Eventbrite, Inc. Director since 2007

Mark J. Rubash, 66, has been a member of our Board since October 2007. Most recently, Mr. Rubash served as a Strategic Advisor from December 2016 to September 2018 at Eventbrite, Inc. (“Eventbrite”), an e-commerce company, where he previously was the Chief Financial Officer from June 2013 to November 2016. Prior to Eventbrite, he was the Chief Financial Officer at Heartflow, Inc., Shutterfly, Inc., and Deem, Inc. (formerly, Rearden Commerce), and held finance executive positions at Yahoo! Inc. and eBay Inc. Prior to that, Mr. Rubash was also an audit partner at PwC, where he was most recently the Global Leader for their Internet Industry Practice and Practice Leader for their Silicon Valley Software Industry Practice. Mr. Rubash has served as a member of the Boards of Directors and Chairman of the Audit Committees of Line 6 Corporation from April 2007 to January 2014, IronPlanet, Inc. from March 2010 to May 2017, iRhythm Technologies, Inc. since March 2016, and Minted, Inc. from June 2022 to October 2023. Mr. Rubash received his B.S. in Accounting from California State University Sacramento.
Mr. Rubash’s qualifications to serve on our Board include his experience with public company financial accounting matters and risk management.

Director Skills and Experience Matrix
Each of the Board’s nominees for Director possesses core competencies that contribute to their service on the Board. In addition to those qualifications, our nominees for Director collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and significant experience of each Director nominee that the Board considered important in its decision to nominate or re-nominate that individual to the Board. Further details about each Director nominee’s qualifications are set forth in their individual biographies.

Skills Central to Intuitive’s Strategy
Board Member	Core Competencies (1)	Information Services and Technology	Cybersecurity	Healthcare Experience	Robotics Experience
Craig H. Barratt	✓	✓	✓
Joseph C. Beery	✓	✓	✓	✓
Lewis Chew	✓	✓
Gary S. Guthart, Ph.D.	✓	✓	✓	✓	✓
Amal M. Johnson	✓	✓	✓
Sreelakshmi Kolli	✓	✓	✓	✓
Amy L. Ladd, M.D.	✓	✓		✓
Keith R. Leonard, Jr.	✓	✓	✓	✓
Jami Dover Nachtsheim	✓	✓		✓
Monica P. Reed, M.D.	✓			✓	✓
Mark J. Rubash	✓	✓	✓

(1)Core Competencies include each of the following: public company, international, corporate governance, strategic planning, marketing, sales, and business development, and senior leadership experience.
Board Responsibilities and Corporate Governance Guidelines
The Board’s primary responsibility is to exercise their business judgment in the best interests of the Company and its stockholders. The Board selects the Chief Executive Officer (“CEO”) of the Company, monitors management’s and the Company’s performance, and provides advice and counsel to management. Among other things, the Board at least annually reviews the Company’s long-term strategy, long-term business plan, and annual budget for the Company. The Board also reviews and approves transactions in accordance with guidelines that the Board may adopt from time to time. In fulfilling the Board’s responsibilities, directors have full access to the Company’s management, external auditors, and outside advisors. With respect to the Board’s role in risk oversight of the Company, the Board discusses the Company’s risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them.
The Board has also adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and its stockholders. These guidelines serve as a framework for, among other things, the composition and selection of members of the Board, director orientation and continuing education, responsibilities of directors, conduct of Board meetings, structure and conduct of Board committees, succession planning, and oversight of risk management. The Company’s Corporate Governance Guidelines are available on its website at www.intuitive.com.
Board Leadership
The Company is focused on its corporate governance practices and values independent board oversight as an essential component of strong corporate performance to enhance stockholder value. Its commitment to independent oversight is demonstrated by the fact that all of its directors, except the CEO, are independent under the listing standards of the Nasdaq Stock Market. In addition, all of the members of the Board’s committees are independent under such standards. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

Currently, Dr. Barratt is the Chair of the Board, and Dr. Guthart is the CEO as well as a member of the Board. The Board has determined that the separation of the roles of Chair of the Board and CEO is appropriate, as it allows the CEO to focus primarily on management responsibilities and corporate strategy, while allowing the Chair to focus on leadership of the Board, providing feedback and advice to the CEO, and providing a channel of communication between the Board members and the CEO. The Chair of the Board presides over all Board meetings and works with the CEO to develop agendas for Board meetings. The Chair advises the CEO and other members of senior management on business strategy and leadership development. He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board.
Board Committees
The Board has established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate. The Board has delegated various responsibilities and authority to the Audit Committee, Compensation Committee, and Governance and Nominating Committee as described below. These committees regularly report on their activities and actions to the full Board. Each of these committees of the Board has a written charter approved by the Board, which is available on our website at www.intuitive.com. The Board from time to time establishes additional committees to address specific needs.
During 2023, the Board held five meetings. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.
The following table reflects the current membership of each Board committee:

			Committee Membership
Name	Independent	Other Public Company Directorships (#)	Audit Committee	Governance and Nominating Committee	Compensation Committee
Craig H. Barratt, Ph.D.	✓	1		✓
Joseph C. Beery	✓	—	✓
Gary S. Guthart, Ph.D.		1
Amal M. Johnson	✓	1			Chair
Don R. Kania, Ph.D.	✓	—	✓	✓
Sreelakshmi Kolli	✓	1
Amy L. Ladd, M.D.	✓	1			✓
Keith R. Leonard, Jr.	✓	2	✓
Alan J. Levy, Ph.D.	✓	—		Chair
Jami Dover Nachtsheim	✓	2		✓	✓
Monica P. Reed, M.D.	✓	—			✓
Mark J. Rubash	✓	1	Chair
Audit Committee
The Audit Committee assists the full Board in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation, and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly financial statements (including the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the annual report on Form 10-K and the quarterly reports on Form 10-Q), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance, and independence of the registered public accounting firm, and prepares the Audit Committee Report included in the Proxy Statement in accordance with rules and regulations of the SEC. In addition, the Audit Committee discusses policies with respect to financial and cybersecurity risk assessment and risk management, including appropriate guidelines and policies to govern the processes, as well as the Company’s major financial and cybersecurity risk exposures and the steps management has undertaken to address them. The responsibilities and activities of the Audit Committee are described in further detail in the “Audit Committee Report” in this proxy statement and the Audit Committee’s charter, a copy of which can be found on the Company’s website at www.intuitive.com.
During 2023, the Audit Committee consisted of Joseph C. Beery, Don R. Kania, Ph.D., Keith R. Leonard, Jr., and Mark J. Rubash. The Board has determined that all of the Audit Committee members meet the independence and experience requirements of the Nasdaq Stock Market and the SEC and that Mr. Rubash is an “audit committee financial expert” as defined under applicable rules of the SEC. The Board has also determined that Mr. Chew would qualify as an “audit committee financial expert” as defined under applicable rules of the SEC, if elected to the Board. In 2023, the Audit Committee met nine times.
Governance and Nominating Committee
The Governance and Nominating Committee is responsible for matters relating to the corporate governance of the Company and the nomination of members of the Board, the Lead Director (if any), and committees thereof. The Board has determined that all of the Governance and Nominating Committee members meet the independence requirements of the Nasdaq Stock Market. The responsibilities and activities of the Governance and Nominating Committee are described in further detail in the Governance and Nominating Committee’s charter, a copy of which can be found on the Company’s website at www.intuitive.com.
During 2023, the Governance and Nominating Committee consisted of Craig H. Barratt, Ph.D., Don R. Kania, Ph.D., Alan J. Levy, Ph.D., and Jami Dover Nachtsheim. In 2023, the Governance and Nominating Committee met four times.
Compensation Committee
The Compensation Committee reviews and approves all compensation programs applicable to the CEO, Executive Vice Presidents, and Senior Vice Presidents of the Company, including salaries, bonuses, and equity compensation. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluates the performance of the CEO in light of those goals and objectives, and sets the CEO’s compensation level based on this evaluation. The Compensation Committee approves any new compensation plan or any material change to an existing compensation plan whether or not subject to stockholder approval and makes recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans subject to stockholder approval. The Compensation Committee reviews and discusses with management the disclosures regarding executive compensation and inclusion of the Compensation Discussion and Analysis (“CD&A”) included in the annual proxy statements. The Compensation Committee reviews and makes recommendations to the Board regarding the compensation of members of the Board and Board committees. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. The responsibilities and activities of the Compensation Committee are described in further detail in the Compensation Committee’s charter, a copy of which can be found on the Company’s website at www.intuitive.com.
The Compensation Committee directly engaged an independent national executive compensation consulting firm, Aon plc. (“Aon”), to provide analysis, advice, and guidance on compensation matters. Refer to the CD&A section of this proxy statement for a description of Aon’s and our CEO’s role in recommending compensation amounts.
The Board has determined that all of the Compensation Committee members meet the independence requirements of the Nasdaq Stock Market and the SEC. In 2023, the Compensation Committee met four times.
Compensation Committee Interlocks and Insider Participation
During 2023, the Compensation Committee consisted of Amal M. Johnson, Amy L. Ladd, M.D., Jami Dover Nachtsheim, and Monica P. Reed, M.D., none of whom is a present or former officer or employee of the Company. In addition, during 2023, none of the Company’s officers had an “interlock” relationship, as that term is defined by the SEC.

Board Diversity
The following table reflects the diversity of our current twelve directors. Five directors self-identify as women, and four directors self-identify as an Underrepresented Minority under Nasdaq Rule 5605(f).

	Board Diversity Matrix as of December 31, 2023
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	5	7	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	2	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	6	—	—
Two or More Races or Ethnicities	1(1)	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

(1)Amal M. Johnson self-identifies as Middle Eastern and Asian.
Attendance at the Annual Meeting
The Company encourages, but does not require, its Board members to attend each annual meeting of stockholders. All of the members then-serving on the Board attended the 2023 Annual Meeting of Stockholders. Sreelakshmi Kolli was appointed to the Board in October 2023 and, therefore, did not attend the 2023 Annual Meeting of Stockholders.
Derivatives Trading, Hedging, and Pledging Policies
Our Insider Trading Policy provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”). In addition, our Insider Trading Policy provides that no employee, officer, or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities. Also, our Insider Trading Policy provides that directors as well as employees at the level of Senior Vice President or above shall only execute trades in Company securities pursuant to a trading plan that complies with Rule 10b5-1 with the exception of exempt transactions, such as the exercise of stock options and holding the underlying shares or the purchase of common stock through the Company’s Employee Stock Purchase Program.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE
At Intuitive, environmental, social, and governance (“ESG”) is our commitment to creating sustainable value. In pursuit of our mission, we are focused on meeting the needs of our core constituencies: patients, customers, employees, and shareholders, while constructively engaging in the communities in which we live, work, and serve.
Social Responsibility
Maturing clinical evidence for meaningful outcomes
With more patients receiving care with Intuitive technologies, there are expanded opportunities to explore the broader clinical and economic impact on patients, surgeons, hospitals, and healthcare systems. Intuitive continues to apply its clinical and scientific expertise to help surgeons and other key stakeholders understand and utilize data to optimize decision-making for individuals, institutions, and healthcare systems.
To enable surgeons and care teams to receive the training they need, Intuitive has developed an innovative training program that combines skills and technology training with opportunities for healthcare professionals around the world to learn from peers. Surgeons, physicians, and care teams learn how to use our systems from experienced trainers and independent surgical educators at our training centers, supported by a library of virtual resources, including training modules, video instruction, lectures, and simulations.
We offer an avenue for training with Advanced Tissue Models, which provide a realistic tissue experience that replicate the positioning of human anatomy and live tissue behavior to provide a near-real experience when learning to use the da Vinci system. Use of Advanced Tissue Models is part of our animal care program accredited by the American Association for Accreditation of Laboratory Animal Care, which seeks to reduce the total number of animals needed to perform research, refine procedures to reduce pain and distress an animal may experience, and replace the use of animals with non-animal models and simulation, where feasible. In 2023, we also introduced new training models to expand access to technical and surgeon-led training courses that meet USDA Animal and Plant Health Inspection Service certification standards.
Patient advocacy initiatives
We strive to support public health initiatives in collaboration with patient advocacy groups. The objectives of these projects include increased patient disease awareness, earlier diagnosis through screenings, improved public policy, education on treatment options, and expanded access to care. One area of focus is on enhancing patients’ use of healthcare screenings through support of multiple programs and patient advocacy groups, including the American Cancer Society’s multifaceted Get Screened program, a program with the Prostate Conditions Education Council to raise awareness, and various other initiatives increasing patient education about minimally invasive care.

Advancing inclusion and diversity
At Intuitive, our inclusion and diversity (“I&D”) mission is to build an inclusive, equitable, and diverse environment. A four-part strategy guides our progress: (1) creating a diverse workforce; (2) supporting an inclusive experience for employees of all backgrounds; (3) fair practices in areas such as representation, pay equity, and promotions; and (4) industry engagement among our customers and their patients, our employees, communities, suppliers, and other stakeholders to drive positive change.
•Diverse workforce: As part of our I&D strategy, we strive to increase leader and employee representation to better reflect the talent pools available through diverse talent sourcing, strengthening our hiring process rigor and training and thoughtful succession and talent planning. We focus on achieving these goals using legally compliant methodologies.
•Inclusive experience: We strive to create an environment in which employees from all backgrounds feel welcome, supported, and valued. We offer a diverse suite of learning opportunities to support employees at all levels perform at their best, prepare for future roles, and nurture company culture. We provide extra focus and investment through Employee Resource Groups (“ERGs”) to support traditionally underrepresented and marginalized communities based on gender/gender identity, sexual orientation, race/ethnicity, disability, or military veteran status. Our ERGs are open to all employees. Read more about the 2023 initiatives our ERGs advanced in the Social Responsibility section of our 2023 ESG Report.
•Fair practices:
◦Commitment to fair and equitable pay. At Intuitive, our policy is to employ, retain, promote, and otherwise treat all employees based on merit, qualifications, and competence, regardless of an employee’s gender, race/ethnicity, or any other protected characteristic. Read more about our commitment to pay equity within Our People Social Responsibility section of our 2023 ESG Report.
◦Diversity metrics. As part of our commitment to fair practices, we have published expanded employee diversity data to help better understand our workforce. Our 2023 year-end employee diversity metrics are further highlighted in our ESG Report. Our 2023 U.S. EEO-1 Report will be made available on our website after it is filed with the U.S. government.
◦Supply chain diversity, equity, and inclusion. We strive to maintain collaborative and trusting supplier relationships and encourage a broad diversity of suppliers to work with us. To uphold fair labor practices across our supply chain, Intuitive enforces comprehensive guidelines and policies through our Global Supplier Agreement, Quality Agreement, and Supplier Code of Conduct. Beyond the initial screening process, we engage our suppliers through surveys to monitor labor practices. In 2023, we began surveying and tracking spend with diverse suppliers through our Procurement Platform implemented in 2022 and are in the process of formalizing a task force to initiate a supplier diversity program. We additionally support the aims of the U.S. Small Business Administration and, in 2023, sourced about half of our supply chain spend on direct materials from U.S.-based small businesses.
Employee health and safety
At Intuitive, a safe and healthy work environment is a requirement for a productive and engaged workforce. To support our goal of a safe and healthy work environment, we employ ergonomic and injury/illness prevention programs and host wellness challenges, which increase both employee well-being and raise money for philanthropic endeavors. Additionally, where appropriate, we are aligning our new facilities to the International WELL Building Institute standards for enhanced air quality, water management, lighting design and balance, workstation ergonomics, thermal comfort, noise pollution control, optimization of building materials, promotion of mental health through restorative spaces, emergency preparedness, and other criteria.
Creating stronger communities
We work in collaboration with the Intuitive Foundation to reduce the global burden of disease and suffering through philanthropy, research, and education. The Intuitive Foundation’s approach includes surgical training, outreach program support, research grants, philanthropic contributions, and volunteer efforts in communities around the world. To amplify our impact, Intuitive and the Intuitive Foundation launched a Volunteer Matching Program, whereas, for every hour volunteered by an Intuitive employee, the Intuitive Foundation donates $25 (or local currency equivalent) to the designated nonprofit organization.

Environmental Sustainability
Understanding our complete carbon impact
In 2023, we created a carbon plan to estimate our future carbon growth and decarbonization from the various efficiency projects in place. Our carbon plan outlines three key pillars for decarbonization, including 1) greener transportation logistics expansion through pursuing reduction in logistics costs, 2) energy management through implementation of renewable energy solutions, and 3) commute and fleet management through fleet electrification and alternate commute options.
As we continue to grow to meet expanding global demand for minimally invasive care, we are creating efficiency in our value chain to reduce the embedded carbon associated with making materials, transporting them across the supply chain, and enabling renewable energy use. We currently estimate the total emissions for the entire episode of patient care will decrease despite increased uptake of our products and services. To learn more about our specific efficiency efforts, refer to our environmental sustainability section in our ESG Report. For the avoidance of doubt, our ESG Report and other ESG-related disclosures on our website are not included by reference into this proxy statement.
Driving responsible growth
Since the formalization of our Construction Sustainability Program in 2021, facilities and construction management teams work together to understand energy consumption, set energy targets, and assess buildings to see that they are performing as designed. To date, our coordinated approach toward achieving sustainability targets has resulted in one LEED Gold-certified building, with three more in progress. In many of our construction projects, we have integrated some of the following, but not limited to, sustainable features to support our green building certifications: renewable energy production, building-level energy metering, optimized energy performance, heat island reduction, indoor and outdoor water use retention, rainwater management, and sensitive land protection. In addition, we incorporate community-minded design elements, including promoting biodiversity and using native vegetation on our campuses, avoiding the development of environmentally sensitive areas, using permeable surfaces, and reducing light pollution. For more details on other ways we have integrated sustainable features in our facilities, refer to our ESG Report.
Product stewardship
We strive to reduce the environmental impact and increase the circularity of our products and packaging. For more than a decade, we have adhered to a policy of refurbishing or repurposing returned components and systems.
Our packaging engineering team advances our packaging densification efforts to optimize spatial awareness of our products within the packaging and on pallets while preserving device functionality and sterility. These efforts reduce packaging material and waste for us and our customers.

Environmental management system
We utilize an Environmental Management System (“EMS”) to achieve our environmental goals through clear objectives, processes, and procedures to minimize negative environmental effects, enhance resource efficiency, achieve regulatory compliance, and promote sustainable practices throughout our value chain. Our approach to environmental management is certified with the International Standards Organization (“ISO”) 14001:2015 standard. To date, most of our operations are certified to the ISO 14001 standard.
Governance and Transparency
We approach governance through clear policies and procedures that uphold our values, manage us against risk, and maintain shareholder trust.
•Board Overview: Our Board of Directors provides oversight for business activities that align with our mission and respond to the evolving business environment. Our Board reviews our long-term strategy, discusses and assesses any risk exposures and how to best manage them, and evaluates our holistic performance, including economic, environmental, and social factors. We believe maintaining a mix of backgrounds and experience in our Board is vital, so that we are able to understand, meet, and reflect the needs of our diverse stakeholders. For diversity information related to our Board, refer to the Governance section of our ESG Report.
•Governance and Nominating Committee: The Governance and Nominating Committee of the Board reviews and assesses our performance on environmental and sustainability matters. Management reports annually to the Governance and Nominating Committee on sustainability priorities, progress, and future goals and objectives.
•Compliance Committee: The cross-functional Compliance Committee oversees Intuitive’s compliance with applicable laws, including those related to ESG. The Compliance Committee is also charged with protecting the Company’s reputation and integrity. The Compliance Committee works both independently from and in conjunction with relevant functions across the business to help oversee compliance with applicable laws and coordination of our ESG activities.
•ESG review board: The ESG review board, which reports into our Governance and Nominating Committee, implements the Company’s ESG strategy and actions. Led by our Executive Vice President, Global Business Services, the ESG Review Board includes cross-functional senior leadership across key business functions. The ESG Review Board sets our ESG priorities and communicates those priorities to help integrate throughout the company.

•I&D governance: Our senior leaders, I&D Council and Vice President of Global Inclusion and Diversity regularly review both quantitative and qualitative measures of our performance. We track our I&D progress by measuring diversity across all levels of our organization, surveying employees about perceptions of their Intuitive work experience, and encouraging employee involvement in I&D community-building initiatives, such as ERGs, training, and events. We monitor this feedback both in aggregate and by demographic group to look for potential areas of improvement.
•Cybersecurity oversight: Maintaining security of our surgical platforms, embedded systems, digital products, and our back-office systems and infrastructure is a major focus at every level of the organization, and we continue to invest in and expand our cybersecurity programs, procedures, processes, and capabilities. In 2022, our cybersecurity systems and processes achieved ISO 27001 certification and continued to adhere to National Institute of Science and Technology guidelines. In addition, we work with third-party security rating organizations and government agencies to evaluate information security practices. All employees receive annual training on our information security policy in addition to ongoing information security training across a variety of topics and trends. Our senior leaders hold quarterly reviews of our information and product security and brief our Board of Directors on such matters several times a year. We work with various external third-party experts to help us monitor our security posture and detect potential security issues. If a vulnerability or breach were to be detected, our incident-response team identifies, investigates, and closes any gaps to minimize risk.
•Management Systems:
◦Quality Management System. Our Quality Management System (QMS) is (ISO) 13485:2016 certified. In 2023, we embarked on an evolution of our QMS, taking a cross-functional approach to simplifying our processes and building a best-in-class quality system for the complex, global organization we are today and that will scale for the future.
◦Regulated materials management. We aim to reduce the use of phthalates that are carcinogenic, mutagenic, toxic to reproduction (CMR), or have endocrine-disrupting (ED) properties (“CMR-ED” substances) in our products and have standard operating procedures in place to define roles and responsibilities for documenting compliance of materials, parts, and sub-assemblies to various Regulated Materials requirements.
◦Conflict minerals management. We also promote the use of responsibly sourced minerals and require all of our suppliers to commit to complying with the Dodd-Frank Act. We strive to source materials from suppliers that share our values concerning ethics and integrity, respect for human rights, and environmental responsibility.
Other ESG Initiatives
As we continue on our ESG journey, we will make important strides in decarbonization to address the needs of our customers, our employees, our business, and the communities in which we live, work, and serve. For more information on our ESG initiatives and to read our 2023 Task Force on Climate-Related Financial Disclosures (“TCFD”) report, visit our 2023 ESG Report located on the “About Us — Investors” section of our website (at https://isrg.intuitive.com).
Although we reference our 2023 ESG Report available on our website, this report and any other materials on our corporate website are not incorporated by reference into this proxy statement or any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act. While matters discussed herein or in our 2023 ESG Report and website materials may be significant, any significance should not be read as necessarily rising to the level of materiality used for the purposes of our compliance with the U.S. federal securities laws, even if we use the word “material” or “materiality” in such materials. Certain such disclosures may be informed by various ESG standards and frameworks (including standards for the measurement of underlying data) and the interests of various stakeholders. Much of this information is subject to assumptions, estimates, or third-party information that is still evolving and subject to change. For example, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors, some of which may be beyond our control. Similarly, we may face issues related to achievement of various ESG goals or initiatives, many of which may be forward-looking statements that are subject to our forward-looking statement and other disclaimers that apply to this proxy statement.

COMPENSATION FOR DIRECTORS
We compensate our non-employee directors for their service on our Board with a combination of cash and equity awards. The compensation provided is commensurate with their role and involvement and consistent with competitive market practices. We provide a majority of the compensation in the form of equity to align the interests of our non-employee directors with the interests of our stockholders. We do not compensate our CEO for serving on our Board in addition to his regular employee compensation.
The Compensation Committee, consisting solely of independent directors, has the primary responsibility for reviewing and considering any changes to our director compensation program. Our Board determines the form and amount of director compensation after reviewing the committee’s recommendation.
The Compensation Committee reviews total compensation of our non-employee directors every other year and evaluates the appropriate level and form of their compensation. In making its recommendations, the committee considers the amount of time our non-employee directors expend, as well as the skill level required of members of our Board in fulfilling their duties. It also considers the Company’s financial performance, general market conditions, and advice from its independent compensation consultant (Aon), including the independent analysis of our director compensation program that is updated on a biennial basis. As part of this analysis, the compensation consultant reviews and analyzes competitive market practices in director compensation as represented by the companies in our compensation peer group. The analysis also examines how director compensation levels, practices, and design features compare to the constituent members of the compensation peer group, which is the same peer group used as a reference when setting executive compensation. The committee also considers the extent to which our Board’s compensation practices align with the interests of our stockholders.
Our Board reviews the Compensation Committee’s recommendations and then determines the form and amount of compensation for our non-employee directors. Our Board sets the total direct compensation for our non-employee directors, which includes cash and equity, between the 50th and 75th percentiles of our peers.
In January 2023, the Board approved changes to the 2023 cash compensation for our non-employee directors upon the recommendations of the Compensation Committee and Aon in order to maintain the competitiveness of our director compensation program with our peers. Effective May 1, 2023, the general annual Board retainer was increased to $70,000; the additional annual retainers for the Audit Committee Chair and the Governance and Nominating Committee Chair were increased to $25,000 and $15,000, respectively; and the additional annual retainers for the Audit Committee members, Compensation Committee members, and Governance and Nominating Committee members were increased to $12,500, $10,000, and $7,500, respectively.
During 2023, our director compensation program consisted of cash and equity compensation elements, as further described below.
Annual Cash Compensation
We provide cash compensation through retainers for Board and committee service, as well as separate retainers to the chairs and members of our Board committees. Compensation in this manner simplifies the administration of our program and creates greater equality in rewarding service on committees of our Board. The committee and committee chair retainers compensate directors for the additional responsibilities and time commitments involved with those positions.
Following the Board changes to 2023 cash compensation described above, the non-employee directors received the following cash compensation during 2023:

Board or Committee Position	Cash Retainer ($)
General Annual Board Retainer	70,000
Additional Annual Retainer - Audit Committee Chair	25,000
Additional Annual Retainer - Compensation Committee Chair	20,000
Additional Annual Retainer - Governance and Nominating Committee Chair	15,000
Additional Annual Retainer - Audit Committee Member	12,500
Additional Annual Retainer - Compensation Committee Member	10,000
Additional Annual Retainer - Governance and Nominating Committee Member	7,500
Cash compensation is pro-rated for the time served by a director on the Board and any Board committees.

Equity Compensation
Non-employee directors receive grants of stock options and restricted stock unit awards (“RSUs”), which vest 100% on the earlier of (i) the first anniversary of the grant date or (ii) the next annual meeting of stockholders following the grant date, subject to continued service through such vesting date. In January 2023, the Board approved an increase to the annual equity target value for the Chair of the Board from $380,000 to $395,000, split evenly between RSUs and stock options, upon the recommendations of the Compensation Committee and Aon in order to maintain the competitiveness of our director compensation program with our peers. The Board did not otherwise approve any changes to the 2023 equity compensation for our non-employee directors.
During 2023, the non-employee directors received equity compensation granted at the 2023 Annual Meeting of Stockholders with the following target values:

Directors	2023 RSU Value ($) (1)	2023 Stock Option Value ($) (2)
Chair of the Board	197,500	197,500
Members of the Board	140,000	140,000

(1)The number of RSUs granted is determined by taking the RSU Value and dividing by the 60 trading-day average closing price of the Company’s common stock reported by Nasdaq through the last trading day of the month prior to the date of grant.
(2)The number of shares underlying the stock options granted is determined by taking the Stock Option Value and dividing by one-third of the 60 trading-day average closing price of the Company’s common stock reported by Nasdaq through the last trading day of the month prior to the date of grant.
New non-employee directors receive a pro-rated equity grant based on the number of months remaining between appointment date and the expected date of the next annual grant.
In January 2024, the Board approved one change to the 2024 equity compensation program for our non-employee directors upon the recommendation of the Compensation Committee in alignment with the overall Company strategy to provide all future equity compensation will be granted as RSUs. There were no other changes made to our director equity compensation program for 2024, and the equity compensation program for our non-employee directors is otherwise consistent with the program described above for 2023.
Our stock ownership policy requires non-employee directors to own shares of our common stock having a total value equal to five (5x) times their annual cash retainer for serving as a member of our Board, not including any meeting fees, incentive awards, or committee, chair, or other similar retainers (the “Director Minimum Ownership Requirement”). These mandatory ownership guidelines are intended to create a clear standard that encourages our directors to remain invested in the performance of the Company and the Company’s common stock. Each non-employee director has five years from the date that he or she is appointed to come into compliance with the guidelines. All of our non-employee directors met the guidelines or were on track to comply with the guidelines in the relevant time frame as of the date of this proxy statement. Shares that count toward satisfaction of the Director Minimum Ownership Requirement, as determined by the Compensation Committee, include: (i) shares owned outright by the director or by his or her spouse or children sharing the same household; (ii) shares held in trust for the benefit of the director or for the benefit of his or her spouse or children sharing the same household; (iii) shares held through a fund or other entity as to which the director has control; (iv) common stock, stock units, or other stock equivalents obtained through the exercise of stock options or vesting of Company equity awards; and (v) shares of common stock that would be deliverable upon settlement of outstanding restricted stock and restricted stock unit awards, in each case, that vest solely based on the passage of time or where the performance goals have been achieved. Shares that count toward satisfaction of the Director Minimum Ownership Requirement shall not include (i) shares of common stock subject to outstanding and unexercised stock options or warrants, whether vested or unvested and whether exercisable or unexercisable; (ii) performance-based vesting restricted stock and restricted stock unit awards or other performance-based incentive awards to the extent applicable performance goals have not been achieved; and (iii) all other forms of derivative securities.
The aggregate grant date fair value of total equity compensation (consisting of RSUs, stock options, and any other equity compensation) to any non-employee director in any calendar year in respect of such director’s service as a member of our Board or any Board committee during such year shall not exceed $750,000. Our Board has determined that imposing such a limit is in the best interests of the Company and its stockholders.
We reimburse non-employee directors for reasonable out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

Director Compensation Table
The following Director Compensation Table sets forth summary information concerning the compensation paid to the Company’s non-employee directors for the year ended December 31, 2023, for services to the Company.

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Craig H. Barratt, Ph.D.	73,000	237,920	187,820	498,740
Joseph C. Beery	78,333	168,378	133,078	379,789
Amal M. Johnson	86,667	168,378	133,078	388,123
Don R. Kania, Ph.D.	84,667	168,378	133,078	386,123
Sreelakshmi Kolli (2)	11,667	66,598	64,578	142,843
Amy L. Ladd, M.D.	75,333	168,378	133,078	376,789
Keith R. Leonard, Jr.	78,333	168,378	133,078	379,789
Alan J. Levy, Ph.D.	81,000	168,378	133,078	382,456
Jami Dover Nachtsheim	81,667	168,378	133,078	383,123
Monica P. Reed, M.D.	75,333	168,378	133,078	376,789
Mark J. Rubash	91,000	168,378	133,078	392,456

(1)While the number of award shares granted to directors pursuant to the target equity compensation values are based on 60-day trading-day average closing prices, as noted above, the amounts in these columns represent the grant date fair value of RSUs and stock options granted to non-employee directors in 2023, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) and, accordingly, will not equal the target equity compensation values. Each non-employee director received one grant of RSUs and one grant of stock options in 2023, and the aggregate grant date fair value of each award is reflected in the table above. See Note 10 of the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K filed on January 31, 2024, for a discussion of all assumptions made by the Company in the valuation of the equity awards.
(2)Sreelakshmi Kolli was appointed to the Board effective October 27, 2023. On November 10, 2023, Ms. Kolli was granted (i) 240 RSUs and (ii) 722 stock options, all of which vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the next annual meeting of stockholders following the grant date, subject to continued service through such vesting date.
The table below sets forth the aggregate number of shares of the Company’s common stock subject to options outstanding and exercisable as well as the number of outstanding RSUs held by non-employee directors as of December 31, 2023.

Name	Number of Shares of Common Stock Underlying Options Outstanding	Number of Shares of Common Stock Underlying Options Exercisable	Number of Shares of Common Stock Subject to Outstanding RSUs
Craig H. Barratt, Ph.D.	30,336	27,924	804
Joseph C. Beery	7,126	5,417	569
Amal M. Johnson	26,746	25,037	569
Don R. Kania, Ph.D.	11,425	9,716	569
Sreelakshmi Kolli	722	—	240
Amy L. Ladd, M.D.	8,776	7,067	569
Keith R. Leonard, Jr.	9,484	7,775	569
Alan J. Levy, Ph.D.	14,400	12,691	569
Jami Dover Nachtsheim	17,107	15,398	569
Monica P. Reed, M.D.	4,828	3,119	569
Mark J. Rubash	1,709	—	569

EXECUTIVE OFFICERS OF THE COMPANY
The Company’s executive officers and their ages, as of February 29, 2024, are as follows:

Name	Age	Position
Gary S. Guthart, Ph.D.	58	Chief Executive Officer
David J. Rosa	56	President
Mark P. Brosius	57	Senior Vice President and Chief Manufacturing and Supply Chain Officer
Henry L. Charlton	54	Senior Vice President and Chief Commercial and Marketing Officer
Myriam J. Curet, M.D., F.A.C.S.	67	Executive Vice President and Chief Medical Officer
Bob DeSantis	59	Executive Vice President and Chief Strategy and Corporate Operations Officer
Gary H. Loeb	54	Senior Vice President, General Counsel and Chief Compliance Officer
Brian E. Miller, Ph.D.	49	Executive Vice President and Chief Digital Officer
Marshall L. Mohr	68	Executive Vice President, Global Business Services
Jamie E. Samath	53	Senior Vice President and Chief Financial Officer
The principal occupations and positions for at least the past five years of the executive officers named above, other than Dr. Guthart, are as follows:

David J. Rosa joined Intuitive in March 1996 and has held leadership positions in engineering, clinical development, marketing, and product development. In April 2011, Mr. Rosa was promoted to the position of Senior Vice President, Emerging Procedures & Technology, and transitioned to the position of Senior Vice President, Scientific Affairs. In August 2014, Mr. Rosa was promoted to the position of Executive Vice President and Chief Scientific Officer. In June 2015, Mr. Rosa was appointed as Executive Vice President and Chief Commercial Officer. In January 2019, Mr. Rosa took on additional responsibility as Executive Vice President and Chief Business Officer. In January 2022, Mr. Rosa transitioned to Chief Strategy and Growth Officer. In May 2023, Mr. Rosa was promoted to the role of President of the Company. Mr. Rosa also currently serves on the Board of Directors of Kardium Inc. Mr. Rosa graduated magna cum laude with a B.S. in Mechanical Engineering from California Polytechnic University at San Luis Obispo. He also holds a Master of Science in Mechanical Engineering from Stanford University.

Mark P. Brosius joined Intuitive in December 2012 as Director of Equipment Engineering. In August 2014, Mr. Brosius was promoted to Senior Director of Production Instrument Engineering. In June 2015, he was promoted to Senior Director of New Product Introduction. In January 2017, Mr. Brosius was promoted to the position of Vice President of Operations, Surgical Instruments & Accessories. In February 2020, he was promoted to Senior Vice President of Operations. In May 2023, Mr. Brosius was promoted to Chief Manufacturing and Supply Chain Officer. Prior to joining Intuitive, Mr. Brosius was President and Chief Technical Officer of Harbor Fluid Products from 2002 to 2011. Mr. Brosius earned a B.S. in Mechanical Engineering from Stanford University and completed graduate studies in Finance at the University of California, Berkeley. He also holds an honorary degree in Engineering Management from California Polytechnic University at San Luis Obispo.

Henry L. Charlton joined Intuitive in November 2003 and has held commercial leadership positions in the U.S. and Europe, among other locations. In January 2015, Mr. Charlton was promoted to Senior Vice President, Sales, U.S. and, in January 2018, was promoted to Senior Vice President and General Manager, U.S. In January 2019, Mr. Charlton took on additional responsibility as Senior Vice President and General Manager, U.S. and E.U. In January 2022, Mr. Charlton transitioned to Senior Vice President and Chief Commercial Officer. In May 2023, Mr. Charlton transitioned to Senior Vice President and Chief Commercial and Marketing Officer. Prior to joining Intuitive, Mr. Charlton was Vice President of Eastern U.S. Sales at Tidal Software. He also worked at Securant Technologies, Legato Systems, and U.S. Surgical Corporation. Mr. Charlton earned his B.A. in History and English from the University of Pittsburgh.

Myriam J. Curet, M.D., F.A.C.S. joined Intuitive in December 2005 as Chief Medical Advisor. In February 2014, Dr. Curet was promoted to the position of Senior Vice President and Chief Medical Officer. In November 2017, Dr. Curet was promoted to the position of Executive Vice President and Chief Medical Officer. Dr. Curet also held a faculty position as Professor of Surgery at Stanford University. She now serves as a Clinical Professor of Surgery at Stanford University with a part-time clinical appointment at the Palo Alto Veteran’s Administration Medical Center. Dr. Curet also currently serves on the Board of Directors of Nektar Therapeutics, Stereotaxis, Inc., and Inspire Medical Systems, Inc. Dr. Curet received her M.D. from Harvard Medical School and completed her general surgery residency program at the University of Chicago. She then worked for the Indian Health Service for four years before finishing her Surgical Endoscopy fellowship at the University of New Mexico. She was on the faculty at the University of New Mexico for six years prior to joining the Stanford University Department of Surgery in 2000.

Bob DeSantis joined Intuitive in January 2013 as Vice President, Instruments & Accessories, New Product Introduction. He was promoted to Executive Vice President, Instruments, Accessories, and Endoscopes, in April 2020, and then was promoted to Executive Vice President and Chief Product Officer in January 2021. In May 2023, Mr. DeSantis was promoted to Executive Vice President and Chief Strategy and Corporate Operations Officer. Prior to joining Intuitive, Mr. DeSantis was Vice President, R&D for Surgical Devices, at Covidien, a medical devices and supplies company, from May 2008 to January 2012, where he led the mechanical and energy devices organizations. He also led the group that developed and first commercialized single incision laparoscopic surgery (SILS). Mr. DeSantis earned his B.S. and M.S. in Mechanical Engineering from the State University of New York, Buffalo. He also holds a Certificate in Innovation Management from the Massachusetts Institute of Technology.

Gary H. Loeb joined Intuitive in September 2022 as Senior Vice President, General Counsel and Chief Compliance Officer. Prior to joining Intuitive, Mr. Loeb served as general counsel for several public and private medical diagnostic and therapeutic firms, including Mammoth Biosciences from July 2021 to September 2022, Sangamo Therapeutics from July 2019 to July 2021, and Achaogen from November 2016 to June 2019. Prior to his roles as general counsel, Mr. Loeb spent 11 years leading intellectual property and litigation at Genentech, most recently as VP, Intellectual Property. Prior to Genentech, Mr. Loeb was an associate at law firms in Los Angeles and San Francisco. Mr. Loeb earned a B.S. in biological sciences and a B.A. in English from Stanford University and holds a J.D. from Columbia Law School.

Brian E. Miller, Ph.D., joined Intuitive in April 2003, when Computer Motion, the company where he developed software for two of the earliest robotic surgical systems, AESOP and ZEUS, merged with Intuitive. Starting as a Control Systems Analyst, Dr. Miller rose through the ranks at Intuitive, taking on key engineering roles with increasing responsibility, including Director of Engineering, Simulation & Networking in April 2005, Senior Director of Engineering Advanced Development in August 2011, Vice President, System Engineering in February 2014, Senior Vice President of Product Development in June 2015, Senior Vice President and General Manager of Systems and Vision in January 2017, Senior Vice President and Chief Digital Officer in January 2021, and Executive Vice President and Chief Digital Officer in February 2023. During his tenure at Intuitive, Dr. Miller has contributed to key innovations in robotic surgical systems and surgeon simulation capabilities, earning patents for 3-D telestration, adaptive video streaming, video content searching, and virtual reality simulation for surgeon training. Dr. Miller earned a B.S. in Electrical and Computer Engineering from Iowa State University. At Northwestern University, he earned an M.S. and Ph.D. in Mechanical Engineering with a focus on haptic interfaces and robotics. Dr. Miller also participated in the Advanced Management Program at Harvard Business School.

Marshall L. Mohr joined Intuitive in March 2006 as Senior Vice President and Chief Financial Officer and was promoted to Executive Vice President and Chief Financial Officer in July 2018. In January 2022, Mr. Mohr assumed the role of Executive Vice President, Global Business Services. Prior to joining Intuitive, Mr. Mohr was Vice President and Chief Financial Officer of Adaptec, Inc. (“Adaptec”). Prior to Adaptec, Mr. Mohr spent 22 years in PwC’s audit practice, where he was most recently the Managing Partner of the firm’s west region technology industry group and led its Silicon Valley accounting and audit advisory practice. Mr. Mohr also currently serves on the Boards of Directors of Pacific Biosciences of California, Inc. and Veeva Systems Inc. Mr. Mohr received his B.B.A. in Accounting and Finance from Western Michigan University.

Jamie E. Samath joined Intuitive in April 2013 as Vice President and Corporate Controller. In October 2013, Mr. Samath was appointed to the position of Principal Accounting Officer. In August 2019, Mr. Samath was promoted to the position of Senior Vice President, Finance. In January 2022, Mr. Samath was promoted to the position of Chief Financial Officer. Prior to joining Intuitive, Mr. Samath was the Vice President Finance and Corporate Controller at Atmel Corporation (“Atmel”), a semiconductor company, from October 2011 to April 2013, and served as its Principal Accounting Officer from December 2011 to April 2013. Prior to joining Atmel, Mr. Samath served in various finance roles at National Semiconductor Corporation (“National Semiconductor”) (acquired by Texas Instruments Incorporated in September 2011) from February 1991 to September 2011. From June 2005 to June 2010, Mr. Samath was the Principal Accounting Officer and Corporate Controller for National Semiconductor and, from June 2010 to September 2011, was Vice President, Principal Accounting Officer and Corporate Controller for National Semiconductor. Mr. Samath received his B.A. in Business Studies from London Metropolitan University and is a Certified Public Accountant (inactive).

EXECUTIVE COMPENSATION
This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to risks associated with our compensation programs. Readers are cautioned that these forward-looking statements are based on current expectations and are subject to risks, uncertainties, and assumptions that are difficult to predict. We undertake no obligation to revise or update any forward-looking statements for any reason.
Compensation Committee Report
The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the section entitled “Compensation Discussion and Analysis” of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2024 Annual Meeting of Stockholders and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Members of the Compensation Committee

Amal M. Johnson (Chair)	Amy L. Ladd, M.D.	Jami Dover Nachtsheim	Monica P. Reed, M.D.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis explains our executive compensation program, including the philosophy, objectives, and policies and practices that contributed to our executive compensation actions and decisions for our 2023 named executive officers (our “NEOs”), who are listed below.

Name	Position
Gary S. Guthart, Ph.D.	Chief Executive Officer
Jamie E. Samath	Senior Vice President and Chief Financial Officer
David J. Rosa (1)	President
Bob DeSantis	Executive Vice President and Chief Strategy and Corporate Operations Officer
Henry L. Charlton	Senior Vice President and Chief Commercial and Marketing Officer

(1)Mr. Rosa served as our Executive Vice President and Chief Strategy and Growth Officer during 2023 prior to his promotion to President effective May 16, 2023.
Executive Summary
The primary objective of our executive compensation program is to attract and retain a passionate team of executives who drive innovation that enables physicians and healthcare providers to improve the quality of and access to minimally invasive care. We seek to accomplish this goal in a way that is aligned with the long-term interests of our stockholders. Our strategy has been to provide a level of fairness within our programs to drive alignment of all employees, including our NEOs. This approach recognizes that, as a company, we are all one team with one mission. We believe our executive compensation program effectively aligns the interests of our NEOs with our objective of creating sustainable long-term value for our stockholders.
2023 Financial Highlights
During 2023, we continued to grow the number of procedures performed worldwide using our products. In the U.S., the procedure growth was largely attributable to strong growth in general surgery procedures, most notably cholecystectomy, hernia repair, and colorectal procedures. OUS procedure growth was driven by continued growth in urologic procedures, including prostatectomies and nephrectomies, and earlier stage growth in general surgery (particularly colorectal) and gynecologic procedures. COVID-19 resurgences in China continued to negatively impact our procedure volumes in January. However, in February and March, as infections and hospitalization started to decrease, we saw a recovery of procedure volumes. During the remainder of 2023, we did not experience significant disruptions from COVID-19.

Measure (Amounts in millions of USD, except procedures and system placements)	Fiscal 2023	Fiscal 2022	Percentage Change
Revenue	$7,124.1	$6,222.2	14%
Da Vinci procedures	2,286,000	1,875,000	22%
Da Vinci surgical system placements	1,370	1,264	8%
Ion procedures	54,000	23,500	129%
Ion system placements	213	192	11%
Income from operations	$1,766.8	$1,577.1	12%
Non-GAAP income from operations (*)	$2,397.0	$2,148.8	12%
Net income attributable to Intuitive Surgical, Inc.	$1,798.0	$1,322.3	36%
Non-GAAP net income attributable to Intuitive Surgical, Inc. (*)	$2,041.5	$1,694.8	20%
Cash, cash equivalents, and investments	$7,343.2	$6,741.5	9%
Repurchases and retirement of common stock	$416.3	$2,607.4	(84)%

(*)Non-GAAP Financial Measures. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). See the section “Non-GAAP Financial Measures” in this proxy statement for more information about these non-GAAP financial measures and for a reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures.

Recent Operational Highlights
•Instruments and accessories revenue increased by 22% to $4.28 billion for the year ended December 31, 2023, compared to $3.52 billion for the year ended December 31, 2022. Systems revenue remained flat at $1.68 billion for the year ended December 31, 2023, compared to $1.68 billion for the year ended December 31, 2022. Service revenue increased by 14% to $1.17 billion for the year ended December 31, 2023, compared to $1.02 billion for the year ended December 31, 2022.
•U.S. da Vinci procedures increased approximately 19% for the year ended December 31, 2023, as compared to the prior year. The 2023 U.S. procedure increase was driven by strong growth in general surgery procedures, most notably cholecystectomy, hernia repair, and colorectal procedures. Growth in bariatric procedures decelerated in 2023. Growth in the more mature gynecologic procedure category accelerated in 2023, while growth in the more mature urologic procedure category was more moderate.
•Outside of U.S. (“OUS”) da Vinci procedures grew approximately 27% for the year ended December 31, 2023, as compared to the prior year. 2023 OUS procedure growth was driven by continued growth in urologic procedures, including prostatectomies and partial nephrectomies, and earlier stage growth in general surgery (particularly colorectal) and gynecologic procedures. Geographically, the 2023 OUS da Vinci procedure growth was driven by procedure expansion in a number of markets with particular strength in China, Japan, Germany, and the UK. In China, the strong procedure growth rate for 2023 was partially attributable to the disruption caused by COVID-19 in the comparative 2022 procedure results.
•As of December 31, 2023, we had a da Vinci surgical system installed base of approximately 8,606 systems, an increase of 14% compared to the installed base of approximately 7,544 systems as of December 31, 2022.
•As of December 31, 2023, we had an Ion system installed base of approximately 534 systems, an increase of 66% compared to the installed base of approximately 321 systems as of December 31, 2022.
•In January 2024, we obtained the European certification in accordance with 2017/745 EU MDR (Medical Devices Regulation) for our da Vinci SP surgical system for use in endoscopic abdominopelvic, thoracoscopic, transoral otolaryngology, transanal colorectal, and breast surgical procedures. We plan to commercialize the da Vinci SP surgical system in select major European countries throughout 2024 as part of a measured rollout strategy.
•In September 2023, we received regulatory clearance in South Korea for our Ion endoluminal system. We expect the introduction of the Ion system in South Korea to follow the refinement of our training pathways in the region and the gathering of local clinical and economic data. In March 2023, we obtained the European certification in accordance with 2017/745 EU MDR (Medical Devices Regulation) for our Ion endoluminal system. In Europe, we plan to initially focus on the United Kingdom (“UK”) market and on the collection of clinical data in support of our European reimbursement strategy. Our Ion system previously received FDA clearance in the U.S. in 2019.
•Following approval in June 2023 by China’s National Medical Products Administration for a local version of our da Vinci Xi surgical system, in August 2023, our Intuitive-Fosun Pharma Joint Venture received a manufacturing license that permits the Joint Venture to manufacture our da Vinci Xi surgical system for sale to customers in China.
•In April 2023, we obtained FDA clearance for the use of our da Vinci SP surgical system in simple prostatectomy procedures. We also obtained FDA clearance for the use of our da Vinci SP surgical system in transvesical approaches to simple and radical prostatectomy.

The charts below show our total revenue and the number of da Vinci procedures, system placements, and installed base in 2021, 2022, and 2023.

Total Revenue

($, billions)

$7.1B
$6.2B
$5.7B
$1.4B
25%
$4.3B
75%
$1.3B
21%
$4.9B
79%
$1.2B
17%
$5.9B
83%
Non-recurring
Recurring*
2021
2022
2023

*Recurring revenue consists of instruments and accessories, services, and operating lease revenue.

Worldwide Procedure Trend

1,594,000
102,000
386,000
417,000
689,000
1,875,000
117,000
427,000
478,000
853,000
2,286,000
148,000
500,000
554,000
1,084,000
Other
Gynecology
Urology
General Surgery
2021
2022
2023

System Placements

1,347
47
203
232
865
1,264
48
244
280
692
1,370
91
305
308
666
Rest of World
Asia
Europe
USA
2021
2022
2023

Installed Base

6,730
342
1,050
1,199
4,139
7,544
359
1,234
1,388
4,563
8,606
394
1,484
1,617
5,111
Rest of World
Asia
Europe
USA
2021
2022
2023

2023 Executive Compensation Highlights
Consistent with our business results, the Compensation Committee took the following actions with respect to the 2023 compensation of our NEOs:
•Base Salary. Base salaries were increased in the range of approximately 3% to 11% for our NEOs. These base salary increases took into consideration the changes in responsibilities for each NEO, including promotions, the competitive market for executive talent, Company performance, and the other factors described in the section entitled “Executive Compensation Elements” below.
•Annual Performance-Based Cash Bonuses. The 2023 Corporate Incentive Program (the “CIP”), our annual performance-based cash incentive program, for our NEOs was funded at 107.1% and will be paid out in March 2024. The CIP was funded based on our actual level of achievement as measured against a pre-established adjusted operating income goal and pre-established strategic Company performance goals. See the section entitled “Annual Performance Based Cash Bonuses” below for a detailed discussion of the CIP.
•Equity Awards. The Company maintains a performance equity award program to reward the creation of long-term value for the Company and more closely align executives with shareholder interests. Under the performance award program in 2023, executives, including the NEOs, were granted performance share units (“PSUs”) as one-half of their equity mix. For 2023, the Compensation Committee granted equity awards in the form of RSUs, stock options, and PSUs. The amount of each award was based on several factors, including managing the Company’s burn rate, reducing our equity overhang in the long run, maintaining our ability to compete for outstanding talent, maintaining our corporate compensation philosophies, and the NEO’s experience and performance. Beginning in 2024, the Compensation Committee no longer intends to grant equity awards in the form of stock options. RSUs are predominantly used by our peer companies for employee equity programs and have become the equity award preferred among the majority of our current employee population. In addition, not granting equity awards in the form of stock options allows the Company to better manage overhang in the long run while maintaining our corporate compensation philosophies. Accordingly, executives, including the NEOs, were generally granted PSUs as one-half of their equity mix for 2024, with the remainder of their equity award value granted in the form of RSUs.
Pay for Performance
We believe our executive compensation program is closely aligned with stockholders’ interests. While base salary and an annual performance-based cash bonus opportunity incentivize the achievement of short-term goals, our equity awards in the form of stock options, which were typically subject to either a 4-year or 3.5-year vesting requirement and a 7-year or 10-year term when granted prior to 2024, RSUs, which are typically subject to a 4-year vesting requirement, and PSUs, which are typically subject to a 3-year cliff-vesting requirement and satisfaction of performance or market conditions, represent a long-term compensation structure that promotes retention and continuous commitment to the excellent operating results of the Company. We further believe this compensation mix rewards each executive for their individual contributions to the success of the Company, both present and future. At this phase in our growth cycle, a majority of the annual total direct compensation of our executive officers is directly tied, through the use of RSUs, stock options (through 2023), and PSUs, to the growth in the value of our common stock. To illustrate this point, the following chart displays the historical relationship between the annual total direct compensation of our CEO and the changes in stockholder value as reflected by the percentage change in value of the market price of our common stock.

CEO annual direct compensation and ISRG stock return

250%
200%
150%
100%
50%
2019
2020
2021
2022
2023
ISRG stock return
CEO direct compensation

Our CEO’s annual total direct compensation consists of base salary paid, annual performance-based cash bonus earned, the grant date fair value of his equity awards (including RSUs, stock options, and PSUs) granted during the year, and all other compensation, as shown in the “2023 Summary Compensation Table” below. Our stock return is calculated based on the closing market price of our common stock on the date of the fiscal year end. The stock return is indexed to 2019, such that it represents the stock price percentage change over the 2019 year-end price of $197.05 per share, and our CEO’s annual total direct compensation is similarly indexed to his 2019 annual total direct compensation.
Results of Stockholder Advisory Vote on Named Executive Officer Compensation
At our 2023 Annual Meeting of Stockholders, we conducted a stockholder advisory vote on the 2022 compensation of our then NEOs (commonly known as a “Say-on-Pay” vote). Our stockholders approved the 2022 compensation of our then NEOs, with over 90% of the votes cast in favor of the proposal. Based on the results of this Say-on-Pay vote, the Compensation Committee determined not to make significant changes to our compensation program following the 2023 Annual Meeting of Stockholders.
We believe that the outcome of the Say-on-Pay vote reflects our stockholders’ support of our compensation philosophy, specifically our efforts to attract, retain, and motivate our executive officers, including our NEOs.
We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including our NEOs. Our policy is to hold Say-on-Pay votes on the compensation of our NEOs on an annual basis, which is consistent with our stockholders’ preference (as demonstrated by the results of the stockholder advisory vote on the frequency of Say-on-Pay votes conducted at our 2023 Annual Meeting of Stockholders).

Executive Compensation Policies and Practices
The Compensation Committee has adopted and is committed to maintaining a comprehensive governance framework for executive compensation that aligns with long-term stockholder interests. This framework includes the following:

Independence	The Compensation Committee is comprised solely of independent directors.
Independent Adviser	The Compensation Committee engages an independent compensation consultant, Aon, to provide analysis, advice, and guidance on compensation matters.
Annual Executive Compensation Review	The Compensation Committee reviews an annual compensation analysis prepared by Aon, which includes approval of our executive compensation strategy and philosophy and our compensation peer group.
Succession Planning	We review the risks associated with key executive officer positions and endeavor to ensure adequate succession plans are in place.
Stock Ownership Guidelines	We maintain stock ownership guidelines for our executive officers and the non-employee members of our Board.
Policy for Recovery of Erroneously Awarded Compensation
We have a policy for Recovery of Erroneously Awarded Compensation that complies with the new SEC and Nasdaq listing standards and provides that the Company shall recover certain erroneously paid incentive-based compensation, including cash incentive or performance-vesting equity compensation of our current and former executive officers in the event that the Company is required to prepare an accounting restatement. The policy provides that such erroneously paid incentive-based compensation may also be recovered from other compensation payable by the Company (including any awards, whether time- or performance-vesting). In addition, our 2010 Plan provides for the ability of the administrator to provide for recovery of any awards (whether time- or performance-vesting) granted thereunder, including any proceeds or gains received in respect thereof, in the event of certain terminations of the holder for “cause” or to otherwise comply with any clawback policy adopted by the Company.

Compensation At-Risk	Our executive compensation program is designed such that a significant portion of compensation is “at risk” based on corporate performance, including equity-based compensation, to align the interests of our executive officers and stockholders.
Performance-Based Awards
Performance-based stock awards are not earned unless the Company attains specified performance objectives over a multi-year period, tying executive pay to the achievement of critical objectives and to sustained value creation for our stakeholders.

No Employment Agreements	We do not have employment agreements with any of our executive officers. All executive officers are employed “at will.”
No Executive Retirement Plans	We do not provide executive pensions or other supplemental executive retirement health or insurance benefits.
No Executive Perquisites	We do not provide any perquisites or other personal benefits to our executive officers that are not otherwise available on the same basis to our other full-time employees.
No Special Health or Welfare Benefits	Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same scaled basis as our other full-time, salaried employees.
No Tax Reimbursements	We do not provide any tax reimbursement payments (including “gross-ups”) on any element of executive compensation.
“Double-Trigger” Change-in-Control Arrangements
The change-in-control payments and benefits pursuant to the Company’s Change-in-Control Plan are based on a “double-trigger” arrangement (i.e., they require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid).

No Repricing	All of the Company’s equity plans expressly prohibit stock option repricing without stockholder approval.
No Buyout of Underwater Options	All of the Company’s active equity plans expressly prohibit the Company from buying out stock options whose exercise price exceeds the fair market value of our common stock, often referred to as underwater options, for cash.
No Liberal Recycling of Shares	All of the Company’s active equity plans prohibit the liberal recycling of shares or underlying awards granted under these plans.
No Automatic “Single Trigger” Vesting of Equity Awards	None of the Company’s outstanding equity awards provide for automatic acceleration of vesting of equity awards upon a change in control of the Company.

Executive Compensation Philosophy
Goal of Executive Compensation Program
The primary objective of our executive compensation program is to attract and retain a passionate team of executives who will provide leadership to advance the quadruple aim: better outcomes, better patient experience, better care team experience, and lower total cost to treat. We seek to accomplish this goal in a way that is aligned with the long-term interests of our stockholders.
We employ a “team-based” approach to compensating our executives, which is predicated on two principles.
•Each executive, including our NEOs, must demonstrate exceptional performance to remain a part of our executive team. We believe that executives who underperform should be removed from our executive team and have their compensation adjusted accordingly or be dismissed from the Company.
•Executives, including our NEOs, must contribute as members of the team to our overall success rather than merely achieve specific objectives within their respective area of responsibility.
As a result of this team-based approach, the Compensation Committee carefully considers the relative compensation levels among all members of the executive team. Accordingly, our executive compensation program is designed to be internally consistent and equitable to further the Company’s success. As reflected in the discussion below, the differences in the amounts awarded to each of our executives, including our NEOs, relate primarily to the experience, responsibilities, and performance of each individual executive and differing market practices for compensation in each executive’s job function.
Compensation Mix
We are focused on a total compensation program that directly links to performance. We provide competitive cash compensation through base salary, which is fixed pay, and cash performance incentives. Our equity compensation program historically provided for awards in RSUs, stock options, and PSUs. However, beginning in 2024, the Compensation Committee determined that it will no longer plan to grant equity awards in the form of stock options. We rely on these long-term equity awards to attract, motivate, and retain an outstanding executive team and to ensure a strong connection between our executive compensation program and the long-term interests of our stockholders. We believe long-term equity awards are effective compensation elements for attracting innovative and passionate executives that reward stockholder value creation and for providing critical retention value for our executives. By ensuring that our executives have a significant portion of their potential compensation tied to long-term stock price performance, we are able to closely align the interest of our executives with the interests of our stockholders.

In 2023, the majority of Dr. Guthart’s and our other NEOs’ total target direct compensation (base salary, target annual bonus, and the grant date fair value of equity awards) is long-term equity-based compensation. Linking most of our NEOs’ total target direct compensation to long-term equity emphasizes variable pay, which is consistent with the Company’s pay-for-performance philosophy. The charts below illustrate the mix of our NEOs’ total target direct compensation.
The target compensation mix for the other NEOs above reflects the annual target direct compensation as of April 1, 2023. For comparability purposes, the impact of Mr. Rosa’s promotion to President of the Company in May 2023 (that title was previously held by our CEO, Dr. Guthart, prior to Mr. Rosa’s promotion), which included a base salary increase, a target cash bonus increase, and the grant of additional equity awards, has not been included in the table above.
Executive Compensation-Setting Process
Role of Compensation Committee
The Compensation Committee oversees our executive compensation program (including our executive compensation policies and practices), approves the compensation of our executives, including our NEOs (other than Dr. Guthart), and administers our various equity plans.
The Compensation Committee annually reviews the performance of Dr. Guthart to determine whether to make any changes to his compensation. Following its approval, the Compensation Committee presents such changes to the independent members of our Board for review and ratification.
Role of Executive Officers
Dr. Guthart makes recommendations to the Compensation Committee regarding the base salary, annual performance-based cash bonus award, and equity awards for our executive officers other than himself. At the Compensation Committee’s request, Dr. Guthart reviews with the Compensation Committee the individual performance of each of the other executive officers, including each of our other NEOs. The Compensation Committee gives considerable weight to Dr. Guthart’s evaluations and determines whether the recommended changes in each executive officer’s compensation, if any, are appropriate.
The Compensation Committee receives support from our Human Resources Department in designing our executive compensation program and analyzing competitive market practices. In addition, Dr. Guthart participates in Compensation Committee meetings, providing input from our executive team on organizational structure, executive development, and financial analysis.

Role of Compensation Consultant
In 2023, the Compensation Committee directly retained the services of Aon to assist it in fulfilling its duties and responsibilities. Aon does not provide services to the Company or its management outside of the services provided to the Compensation Committee unless directed by the Compensation Committee.
The Compensation Committee annually reviews the performance of Aon. As part of this annual review, the Compensation Committee considers the independence of the consultant in accordance with SEC and Nasdaq rules and has concluded that the work that Aon performed for the Compensation Committee in 2023 has not raised any conflict of interest.
Competitive Positioning
While the Compensation Committee does not establish compensation levels based solely on a review of competitive market data, it believes that such data is a useful tool in its deliberations, as it recognizes that our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate, and retain qualified executives. Generally, the Compensation Committee reviews our executive compensation relative to our established competitive market (based on an analysis of the compensation policies and practices of a select group of peer companies) every year. The Compensation Committee uses the competitive market data when evaluating all aspects of executive compensation. As a reference point for our NEOs, the Compensation Committee targets the total direct compensation values, which includes base salary, target annual bonus, and the estimated grant date fair value of equity awards, between the 50th and 75th percentiles of our peers, based on the compensation peer group established by the Compensation Committee in consultation with Aon.
The Compensation Committee engaged Aon to assist with reviewing our compensation peer group and assessing the competitiveness of our executive compensation program in 2023. In evaluating and determining whether to make changes to the compensation peer group, the Compensation Committee considers the following selection criteria:
•Location of the Company (U.S.-based);
•Ownership structure of the company (publicly-traded);
•Company’s industry (medical device, medical supplies, life sciences tools, and services and technology);
•Revenues (approximately 1/3 to 3x the Company’s last four quarters’ revenue); and
•Market capitalization (approximately 1/4 to 4x the Company’s market capitalization).
After considering the analysis performed by Aon, the Compensation Committee selected the following direct compensation peer group for use in 2023 (which was unchanged from 2022):

Adobe Inc.	DexCom, Inc.	ServiceNow, Inc.
Agilent Technologies, Inc.	Edwards Lifesciences Corporation	Stryker Corporation
Align Technology, Inc.	IDEXX Laboratories, Inc.	VMWare, Inc.
Arista Networks Inc.	Illumina, Inc.	Workday, Inc.
Becton, Dickinson and Company	Intuit Inc.	Zimmer Biomet Holdings, Inc.
Block, Inc. (formerly ‘Square, Inc.’)	Mettler-Toledo International Inc.
Boston Scientific Corporation	ResMed Inc.

Executive Compensation Elements
The following table lists the elements of the 2023 target direct compensation for our executive compensation program. A mix of fixed and variable compensation elements is used to drive Company performance by applying specific measures that correlate to the creation of stockholder value and aligning our financial and strategic Company goals.

(1)Refer to the “Long-Term Incentive Compensation” subsection of the “Executive Compensation” section of the Proxy for a description of these performance measures.
Base Salary
In January 2023, the Compensation Committee reviewed the base salaries of our executive officers, including our NEOs, for possible adjustments. After taking into consideration our “team-based” approach to compensation, as well as competitive market data provided by Aon, the Compensation Committee set the base salaries of our NEOs as follows:

	Base Salary ($)
Named Executive Officer	As of April 1, 2023	As of April 1, 2022	Percentage Change
Gary S. Guthart, Ph.D. (1)	980,000	880,000	11.4%
Jamie E. Samath	565,000	525,000	7.6%
David J. Rosa (2)	652,468	630,468	3.5%
Bob DeSantis	586,000	568,000	3.2%
Henry L. Charlton	585,000	565,000	3.5%

(1)Dr. Guthart’s base salary was subsequently ratified by the independent members of the Board.
(2)Mr. Rosa’s base salary increased to $700,000 on May 16, 2023, in connection with his promotion to President.
The base salaries earned by our NEOs during 2023 are set forth in the “2023 Summary Compensation Table” below.
Annual Performance-Based Cash Bonuses
Under our Corporate Incentive Program (the “CIP”), we use annual performance-based cash bonuses to motivate and reward our executive officers, including our NEOs, to achieve or exceed our short-term financial and operational objectives while making progress towards our long-term growth and other goals. Consistent with our executive compensation philosophy, these annual performance-based cash bonuses constitute a smaller portion of the target total direct compensation opportunity of our executive officers than their long-term equity awards.
At the end of each year, the Compensation Committee determines the amount of the bonus award to be paid to each executive officer by comparing our actual results to the performance goals established for the year. The

Compensation Committee may, in its discretion, reduce or increase the amount of any individual award based on an executive officer’s overall performance and respective contribution to the achievement of our performance goals.
Target Annual Cash Bonus Opportunities
Given our emphasis on long-term stockholder value creation over annual operating results, while the target annual cash bonus opportunities for which our executive officers are eligible under the CIP are aligned with the competitive market, the maximum annual cash bonus opportunities are relatively low compared to the competitive market. In April 2023, the target and maximum annual cash bonus opportunities (expressed as a percentage of base salary) under the CIP for our NEOs were as follows:

Named Executive Officer	Target Annual Cash Bonus Opportunity (as a percentage of base salary)	Maximum Annual Cash Bonus Opportunity (as a percentage of base salary) (1)
Gary S. Guthart, Ph.D.	150%	187.5%
Jamie E. Samath	65%	81.25%
David J. Rosa (2)	100%	125%
Bob DeSantis	100%	125%
Henry L. Charlton	65%	81.25%

(1)The maximum annual cash bonus opportunity (as a percentage of base salary) is calculated at 125% of the percentages of the target annual cash bonus opportunity set forth above; however, the Compensation Committee may award higher amounts based on individual performance.
(2)Mr. Rosa’s target and maximum annual cash bonus opportunity (as a percentage of base salary) increased to 120% and 150%, respectively, on May 16, 2023, in connection with his promotion to President. His annual cash bonus will be prorated between his previous target percentage set forth above and his new target percentage.
For 2024, the target and maximum annual cash bonus opportunities (expressed as a percentage of base salary) for these individuals under the CIP were not increased.
Annual Cash Bonus Plan Formula and Funding
For 2023, the CIP for each NEO was planned to be funded through an incentive pool based on our achievement of an adjusted operating income (“AOI”) goal, as set forth in our annual operating plan, and paid to our executive officers based on our actual level of achievement with respect to AOI and several pre-established strategic Company performance objectives (the “Company Performance Goals”). For purposes of the CIP, “AOI” is an operational metric that is defined as operating income, excluding CIP expense, share-based compensation and long-term incentive plan expenses, non-cash amortization of intangible assets, facilities asset abandonment charges, litigation charges, contributions to the Intuitive Foundation, and other adjustments, primarily related to inventory cost accounting and operating expense hedging.
For 2023, the CIP incentive pool was funded based on the threshold, target, and maximum AOI achievement levels of $2.198 billion, $2.381 billion, and $2.775 billion, respectively, with achievement between any two levels determined by linear interpolation. Achievement at threshold, target, and maximum AOI levels corresponded to funding at 0%, 100%, and 125%, respectively.
The amount of the incentive pool that is paid out as annual cash bonuses for each executive officer, including each NEO, is determined by an equal weighting of achievement of the AOI goal and aggregate achievement of the Company Performance Goals. In the event that the AOI threshold was not achieved, the incentive pool would not be funded, and our NEOs would not be eligible to receive any bonus under the CIP. Typically, the overall CIP payout will not exceed the amount by which the incentive pool is funded.
The Company Performance Goals are established at the corporate level by the executive team and Dr. Guthart and then reviewed and approved by our Board annually at the beginning of the year. For 2023, the Company Performance Goals fell into four categories: Support Our Customers; Innovation & Operational Excellence; Quality and Regulatory; and Financial. Given their relationship to our annual operating plan and business strategy and because the Company Performance Goals and their specific target levels are highly confidential, we do not publicly disclose them. We believe their disclosure would provide our competitors, customers, and other third parties with significant insights regarding our confidential business strategies that could cause us substantial competitive harm.
The Company Performance Goals are designed to focus on the short-term objectives that we believe ultimately drive the long-term success of the Company. There is a risk that payments with respect to any specific goal will not be made at all or will be made at less than 100% of the target level. The achievement of the goals may be affected by several factors including, but not limited to, the impact of changes in healthcare legislation and policy, global and regional conditions, credit markets and the related impact on healthcare spending, timing and success of product development and market acceptance of developed products, changes in trade agreements and/or tariffs imposed on cross-border commerce, and regulatory approvals, clearances, and restrictions. Because several of these factors are not entirely within the control of our NEOs and given the “stretch” nature of the goal-setting process, we believe that it would be relatively difficult to fully achieve the Company Performance Goals in any year. The challenge of the goals and uncertainty in the environment ensures that any payments under the CIP are truly performance-based, which is consistent with the plan’s objectives.
2023 Bonus Decisions
For 2023, the target funding for AOI was set at $2.381 billion and maximum funding of 125% of the pool was set at AOI of $2.775 billion, with funding at intermediate levels determined based on linear interpolation. Based on our actual achievement of AOI of $2.484 billion, or 106.5% achievement, weighted at 50%, and actual achievement of the Company Performance Goals of 107.6%, weighted at 50%, the CIP was funded at 107.1% of the target level for our NEOs.
Based on our 2023 performance, the annual cash bonus payments made to our other NEOs were approved by the Compensation Committee or, in the case of Dr. Guthart, ratified by the independent members of the Board. The 2023 annual cash bonus payment amounts for our NEOs are set forth in the “2023 Summary Compensation Table” below.
Long-Term Incentive Compensation
Our long-term incentive compensation consists of equity awards in the form of RSUs, stock options, and PSUs. We grant these equity awards to ensure that our executive officers, including our NEOs, have a continuing stake in our long-term success. The Compensation Committee believes that these types of equity awards best meet our overall goals of alignment with long-term performance, stockholder value creation, and retention of our executive officers. The Compensation Committee also believes that the granting of equity awards with multi-year performance or service vesting requirements and, with respect to stock options awarded through 2023, a 7-year or 10-year term, creates a substantial retention incentive and encourages our executive officers to focus on our long-term business objectives and driving long-term stock price performance. We further believe using this equity incentive compensation mix rewards each executive officer for their contributions to the future success of the Company and incentivizes them to work towards the Company’s long-term critical performance goals, including through the use of stretch company-based goals with respect to the PSUs.
RSUs and PSUs are generally granted once per year in February, other than in connection with new hires and promotions (including, for 2023, the promotion grants made to Mr. Rosa in June 2023). The RSUs vest 25% annually over a four-year period, while the PSUs are eligible to vest as 0-125% of the target number of PSUs after a three-year period based on the achievement of the applicable performance objectives.
Stock option awards were generally granted bi-annually in February and August, other than in connection with new hires and promotions (including, for 2023, the promotion grants made to Mr. Rosa in June 2023). The February stock option grants vest 1/8 upon completion of six months of service and 1/48 per month thereafter, through a four-year period, while the August stock option grants vest 7/48 upon completion of one month of service and 1/48 per month thereafter, through a 3.5-year period.
In 2022, the Compensation Committee determined to implement a performance equity award program in the form of PSUs to reward the creation of long-term value for the Company and more closely align executives with shareholder interests.
The PSUs are eligible to be earned over an approximately three-year performance period based on actual performance as determined by the Compensation Committee and continued service. The PSUs generally vest on the three-year anniversary of the grant date (with the exception of the June 2023 PSU grant to Mr. Rosa, which will vest on the same date as the February 2023 PSU grants), subject to continued service through such date. The PSUs have an overall payout range of 75% of target to 125% of target, as determined by the Compensation Committee.
For the 2022 PSU program, the Company attained year-over-year da Vinci procedure growth for 2023 versus 2022 of 21.9%, which was above the maximum attainment level, resulting in one-third of the 2022 PSUs being attained at maximum level.
For the 2023 PSU program, one-third of the PSUs are eligible to be earned based on the Company’s total shareholder return (“TSR”) relative to the Standard & Poor’s Healthcare Equipment Select Index (the “Peer Group Index”) over the performance period, while the remaining two-thirds of the PSUs are eligible to be earned based on the achievement of specified da Vinci and Ion procedure growth targets based on multi-year periods within the overall performance period.
For each metric, no shares will be earned if the actual performance is below the threshold attainment level. We believe that the design of our PSU programs provides a strong long-term focus on both operational and stock-based performance of the Company.
The below table outlines the metrics by which the 2023 PSUs are eligible to be earned as well as the earned/vested PSU payout achievement factor for the achievement of threshold, target, or maximum performance.

		% Earned/Vested
Metrics	Weighting	Threshold	Target	Maximum
2022 - 2024 Procedure Count Growth (1)	33.3%	75%	100%	125%
2022 - 2025 Procedure Count Growth (2)	33.3%	75%	100%	125%
Relative TSR (3)	33.3%	75%	100%	125%

(1)Calculated as the combined da Vinci and Ion procedure count growth for the period commencing on January 1, 2023, and ending on December 31, 2024, relative to the total procedures performed in the fiscal year ended December 31, 2022.
(2)Calculated as the combined da Vinci and Ion procedure count growth for the period commencing on January 1, 2023, and ending on December 31, 2025, relative to the total procedures performed in the fiscal year ended December 31, 2022.
(3)Calculated as the Company’s TSR relative to the TSR of companies within the Peer Group Index. The relative TSR will be determined by ranking the Company and the Peer Group Index companies from highest to lowest according to their respective TSRs. The Company’s threshold, target, and maximum relative TSR performance metrics relative to the Peer Group Index companies have been set as the 25th, 50th, and greater than or equal to the 75th percentiles, respectively.
Individual grant awards are determined by the Compensation Committee after considering various factors including a competitive market analysis prepared by our compensation consultant, the current value of our common stock, the overall available stock pool under our active equity plans, and the individual performance of each NEO. The Compensation Committee also considers Dr. Guthart’s recommendations for the other NEOs when approving equity awards. The Compensation Committee determines and presents its equity award recommendation for Dr. Guthart to the independent members of the Board for their ratification.
In 2023, the Compensation Committee determined that a higher percentage of long-term incentive compensation should be allocated to PSUs. Accordingly, executives, including the named executive officers, were generally granted PSUs as one-half of their equity mix for 2023, with the remainder of their equity award value granted equally in the form of RSUs and stock options.
Beginning in 2024, the Company no longer plans to grant stock options. In 2024, the Compensation Committee authorized the following equity awards for our NEOs:

	Shares of Company Common Stock Underlying RSUs Granted			Shares of Company Common Stock Subject to Options Granted			Target Shares of Company Common Stock Subject to PSUs Granted
Named Executive Officer	2024	2023	2022	2024	2023	2022	2024	2023	2022
Gary S. Guthart, Ph.D.	19,841	10,534	10,025	—	31,602	30,076	19,841	21,069	10,025
Jamie E. Samath	7,631	4,310	3,008	—	12,928	9,022	7,631	8,619	3,008
David J. Rosa (1)	15,263	11,179	6,015	—	33,535	18,046	15,263	56,205	6,015
Bob DeSantis	6,105	3,831	6,015	—	11,492	18,046	6,105	7,661	6,015
Henry L. Charlton (2)	6,868	4,310	N/A	—	12,928	N/A	6,868	8,619	N/A

(1)    The equity awards granted to Mr. Rosa in 2023 include additional equity grants of RSUs, stock options, and PSUs on June 10, 2023, in connection with his promotion to President of the Company in May 2023.
(2)    The equity awards granted to Mr. Charlton in 2022 are not included, as Mr. Charlton was not an NEO in 2022.
The terms of the 2024 PSUs granted to our NEOs are generally consistent with the terms of the 2023 PSU Program described above.

Equity is an important part of our compensation package to employees company-wide and allows us to attract and retain critical talent in a very competitive labor market. The total equity awards granted to our NEOs remains at a small percentage relative to the total equity awards granted to our employees company-wide for the last ten years. For 2014 through 2023, the percentage of NEO equity award grants relative to total equity award grants were as follows:

NEO Grants % of Total
7%
6%
5%
4%
3%
2%
1%
0%
5.0%
6.1%
4.6%
4.6%
4.3%
3.0%
3.8%
3.4%
3.5%
4.3%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Equity Award Grant Policies
The Compensation Committee reviews and approves annual equity award grants to our executive officers, including our NEOs, and Dr. Guthart’s equity award is ratified by the independent members of the full Board. Beginning in 2020 and prior to 2023, the Company made annual stock option grants on the last business day of February and on the same date in August or, if that date is not a business day, the next business day. Beginning in 2023, the Company changed the timing of its bi-annual stock option grants to the last trading day of February and August 10 or, if that date is not a trading day, the next trading day. RSUs and PSUs were granted on the last trading day of February each year. Beginning in 2024, the Company no longer plans to grant stock options, and the grant date of RSUs and PSUs will change to be on February 26 of each year.
We do not time the granting of stock options or other equity awards with any favorable or unfavorable news released by the Company. Initial equity award grants are consistently granted on the tenth day of the month. Proximity of any awards to an earnings announcement or other market events is coincidental.
Welfare and Other Employee Benefits
We have established a tax-qualified Section 401(k) retirement plan for all employees, including our NEOs, who satisfy certain eligibility requirements, including requirements relating to age and length of service. We match 200% of employee contributions up to $1,500 per calendar year per participant, including our named executive officers. All matching employer contributions are fully vested when made. Beginning in 2024, we will match 200% of employee contributions up to $2,000 per calendar year per participant, including our named executive officers.

In addition, we provide all of our employees who work 20 hours or more per week, including our NEOs, a variety of health and welfare benefits. These benefits include medical, dental, and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage.
Our employee benefits programs are intended to be affordable and competitive in relation to the market. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our executive officers, including our NEOs, except in limited situations where we believe it is appropriate to assist an individual in the performance of specific duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of specific duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Post-Employment Compensation
In December 2008, our Board approved and adopted a change-in-control plan (the “Change-in-Control Plan”). Under the Change-in-Control Plan, all eligible employees of the Company who have been employed at least six months prior to the date of their separation from service, including our NEOs, are eligible to receive certain payments and benefits in the event of a termination of employment without cause or an involuntary separation from service within 12 months after a change in control of the Company.
We believe the Change-in-Control Plan is beneficial to our stockholders, because it minimizes the uncertainty presented to our valuable workforce in the case of a change in control of the Company. In addition, we provide the Change-in-Control Plan to encourage our employees to work at a dynamic and rapidly growing business where their long-term compensation largely depends on future stock price appreciation. In the case of our executives, the Change-in-Control Plan is intended to mitigate a potential disincentive for them when they are evaluating a potential acquisition of the Company, particularly when the services of the executives may not be required by the acquiring entity. In such a situation, we believe that these protections are necessary to encourage retention of the executives through the conclusion of the transaction and to ensure a smooth management transition. The payments and benefits provided under the Change-in-Control Plan have been designed to provide our eligible employees, including our NEOs, with consistent treatment that is competitive with current market practices.
A description of the terms and conditions of the Change-in-Control Plan, as well as information about the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2023, are set forth in “Potential Payments Upon Termination or Change in Control” below.

Other Compensation Policies
Stock Ownership Guidelines
We believe that stock ownership by our executives and the members of our Board is important to link the risks and rewards inherent in stock ownership of these individuals and our stockholders. In accordance with our stock ownership guidelines in effect since January 29, 2015 and last amended on October 26, 2023, these guidelines require (i) our CEO to maintain a minimum level of stock ownership equal to six times (6x) his annual base salary and (ii) our President and each of our Executive Vice Presidents to maintain a minimum level of stock ownership equal to three times (3x) their respective annual base salary (the “Officer Minimum Ownership Requirement”).
For purposes of determining stock ownership levels, the following forms of equity interests are included: (i) shares owned outright by the CEO, President, or Executive Vice President or by his or her spouse or children sharing the same household; (ii) shares held in trust for the benefit of the CEO, President, or Executive Vice President or for the benefit of his or her spouse or children sharing the same household; (iii) shares held through a fund or other entity as to which the CEO, President, or Executive Vice President has control; (iv) common stock, stock units, or other stock equivalents obtained through the exercise of stock options or vesting of Company equity awards; and (v) shares of common stock underlying outstanding restricted stock and restricted stock unit awards, in each case, that vest solely based on the passage of time or where the performance goals have been achieved. Shares that count toward satisfaction of the Officer Minimum Ownership Requirement shall not include: (i) shares of common stock subject to outstanding and unexercised stock options or warrants, whether vested or unvested and whether exercisable or unexercisable; (ii) shares of common stock subject to performance-based vesting restricted stock and restricted stock unit awards or other performance-based incentive awards to the extent the applicable performance goals have not been achieved; and (iii) all other forms of derivative securities.
These stock ownership guidelines are intended to create a clear standard that encourages these executives to remain invested in the performance of the Company and our stock price. Each individual subject to the Officer Minimum Ownership Requirement has five years from the date they become subject to the stock ownership guidelines to achieve compliance with the guidelines. Each of our current individuals subject to the Officer Minimum Ownership Requirement met the guidelines as of the date of this proxy statement.
Policy for Recovery of Erroneously Awarded Compensation
Our Policy for Recovery of Erroneously Awarded Compensation (the “Policy”) is intended to comply with SEC and Nasdaq listing standards and maintain a culture of focused, diligent, and responsible management that discourages conduct detrimental to the growth of the Company. Accordingly, as set forth in the Policy, the Company is required to recover certain erroneously paid incentive-based compensation, including cash incentive or performance-vesting equity compensation, of its current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement. The policy provides that such erroneously paid incentive-based compensation may also be recovered from other compensation payable by the Company (including any awards, whether time- or performance-vesting). In addition, our 2010 Plan provides for the ability of the administrator to provide, in the terms of awards or by separate agreement, for recovery of any awards (whether time- or performance-vesting) granted thereunder, including any proceeds or gains received in respect thereof, in the event of certain terminations of the holder for “cause” or to otherwise comply with any clawback policy adopted by the Company.
Tax and Accounting Considerations
Deductibility of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for “covered employees,” which generally consist of our Chief Executive Officer, Chief Financial Officer, and each of the next three highest compensated officers for the taxable year, without regard to whether such executive officers are serving at the end of the taxable year, and anyone who previously has been a covered employee for any taxable year beginning after December 31, 2016.
While the Compensation Committee considers the deductibility of compensation along with other factors when making compensation decisions, it believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Nonqualified Deferred Compensation
The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.
“Golden Parachute” Payments
Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits and that we, or a successor, may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during 2023, and we have not agreed and are not otherwise obligated to provide any executive officer, including any NEO, with such a “gross-up” or other reimbursement.
Accounting for Share-Based Compensation
We follow ASC 718 for our share-based compensation awards. ASC 718 requires companies to measure the compensation expense for all share-based compensation awards made to employees and directors, including RSUs, stock options, and PSUs based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.
COMPENSATION RISK CONSIDERATIONS
The Compensation Committee considers, in establishing and reviewing our employee compensation programs, whether each of these programs encourages unnecessary or excessive risk taking. The Company, after reviewing and discussing the compensation programs with the Compensation and Audit Committees of our Board, believes that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking because of, in part, the following:
•Base salaries are fixed in amount and, thus, do not encourage risk taking.
•While annual performance-based awards focus on achievement of short-term goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Company’s performance-based award programs represent a reasonable portion of employees’ target total direct compensation opportunities. Performance-based awards are based on various departmental and Company-wide metrics; funding for the awards is capped at the Company level, and the distribution of the funds to executive officers and other employees is at the discretion of the Compensation Committee.
•Long-term equity awards are important to help further align employees’ interests with those of our stockholders. The ultimate value of the awards is tied to the Company’s stock price and, since awards are staggered and subject to long-term vesting schedules, they help ensure our executive officers have significant value tied to our long-term stock price performance. As described above in the Compensation Discussion and Analysis, we have established procedures related to the timing and approval of equity awards. Beginning in 2022, the Compensation Committee approved the implementation of a performance equity award program in which executives, including the named executive officers, were granted PSUs as a portion of their equity mix for the year. The PSUs are eligible to be earned based on the Company’s achievement of specified procedure growth targets based on multi-year periods and the Company’s TSR relative to the Peer Group Index over a three-year performance period and provide a strong long-term focus on both operational and stock-based performance of the Company without encouraging significant risk-taking in order to achieve such performance goals.
Because of the above, we believe that our employee compensation programs appropriately balance risk and the desire to focus employees on specific short-term goals important to the Company’s success.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
2023 Summary Compensation Table
The following Summary Compensation Table sets forth summary information concerning the compensation provided to our NEOs in the years ended December 31, 2023, 2022, and 2021, for services to our Company in all capacities.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3) (4)	Total ($)
Gary S. Guthart, Ph.D. Chief Executive Officer	2023	955,000	7,385,307	2,442,064	1,610,743	56,267	12,449,381
	2022	873,081	5,911,183	2,203,864	1,355,449	1,500	10,345,077
	2021	846,119	2,976,672	2,858,652	1,376,466	1,500	8,059,409
Jamie E. Samath Senior Vice President and Chief Financial Officer	2023	555,000	3,021,376	999,019	386,278	66,692	5,028,365
	2022	525,000	1,773,656	661,101	360,360	1,500	3,321,617

David J. Rosa President	2023	676,676	8,128,162	2,805,960	860,120	93,038	12,563,956
	2022	625,718	3,546,705	1,322,348	693,868	1,500	6,190,139
	2021	607,218	1,680,641	1,613,504	727,866	1,500	4,630,729
Bob DeSantis Executive Vice President and Chief Strategy and Corporate Operations Officer	2023	581,500	2,685,570	888,051	622,562	60,509	4,838,192
	2022	563,500	3,546,705	1,322,348	547,511	8,054	5,988,118
	2021	537,500	1,560,542	1,498,423	595,339	1,500	4,193,304
Henry L. Charlton Senior Vice President and Chief Commercial and Marketing Officer	2023	580,000	3,021,376	999,019	423,807	72,389	5,096,591

(1)The amounts reported in these columns represent the grant date fair values of the RSUs, stock options, and PSUs granted to the NEOs in the applicable fiscal year, determined in accordance with ASC 718. See Note 10 of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on January 31, 2024, for a discussion of all assumptions made by us in determining the grant date fair value of these equity awards.
The amounts in 2022 and 2023 include the grant date fair value for PSUs, which are eligible to be earned over an approximately three-year performance period and have an overall payout range of 75% to 125% of target, as determined by the Compensation Committee. One-third of the PSUs are eligible to be earned based on the Company’s TSR relative to the Peer Group Index over the performance period (the “market condition component”) while the remaining two-thirds of the PSUs are eligible to be earned based on the achievement of specified procedure growth targets based on year-over-year or multi-year periods within the overall performance period (the “performance condition component”). The market condition component of the fair values is determined as of the date of grant using the Monte-Carlo simulation method, which utilizes multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the expected volatility of our stock price relative to the S&P Health Care Equipment Select Industry Index at the end of the three-year performance period and a risk-free interest rate derived from linear interpolation of the term structure of Treasury Constant Maturities yield rates for the period; accordingly, the maximum grant date fair values are the same as their target grant date fair values. The performance condition component of the fair value of PSUs is determined based on the fair market value of our common stock on the grant date. For each metric, no shares will be earned if the actual performance is below the threshold attainment level.
In 2023, there were two PSU grants, one in February to all of our NEOs and one in June to Mr. Rosa related to his promotion to President of the Company. For the 2023 PSU grants, the market condition component of the fair value of PSUs was determined using input variables that included risk-free interest rates of 4.47% and 4.24% for the February grant and the June grant, respectively. Based on the Monte-Carlo simulation method, the grant date fair values of the market condition components of the PSUs were 108% and 116% of our closing stock price on the grant dates for the February grant and the June grant, respectively, and, as a result, the grant date fair values were $1,746,901, $714,630 $952,840, $635,199, and $714,630 for Dr. Guthart, Mr. Samath, Mr. Rosa, Mr. DeSantis, and Mr. Charlton, respectively, for the February grant, and $881,304 for Mr. Rosa’s June grant. For the 2023 PSU grants, the performance condition component included the achievement of specified combined da Vinci and Ion procedure growth targets based on multi-year periods within the overall performance period. The maximum grant date fair values of the performance condition component of the PSUs were $4,027,515, $1,647,594, $2,196,792, $1,464,464 and $1,647,594 for Dr. Guthart, Mr. Samath, Mr. Rosa, Mr. DeSantis, and Mr. Charlton, respectively, for the February grant, and $1,893,079 for Mr. Rosa’s June grant.
(2)Represents the annual bonus earned in the designated fiscal year under the CIP paid in March of the following year. See the “Compensation Discussion and Analysis” section above for a more detailed discussion.
(3)In 2023, this category included matching contributions paid by us pursuant to our 401(k) plan in the amount of $1,500 for all NEOs.

(4)In 2023, this category included one-time payouts, which related to any unused vacation as part of a policy change to flexible vacation time for all salaried employees in the U.S., for Dr. Guthart, Mr. Samath, Mr. Rosa, Mr. DeSantis, and Mr. Charlton in the amount of $54,767, $65,192, $91,538, $59,009, and $70,889, respectively.
2023 Grants of Plan-Based Awards Table
The following table summarizes information about the non-equity incentive awards and equity-based awards granted to our NEOs in 2023:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: # of Shares of Stock or Units (3)	All Other Option Awards: # of Securities Underlying Options (4)	Exercise or Base Price of Options or Awards ($/Share)	Grant Date Fair Value of Options and Awards ($) (5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gary S. Guthart, Ph.D.	2/28/2023				15,802	21,069	26,336				4,968,913
	2/28/2023							10,534			2,416,394
	2/28/2023								15,801	229.39	1,137,582
	8/10/2023								15,801	304.67	1,304,482
	Cash Incentive	—	1,432,500	1,790,625
Jamie E. Samath	2/28/2023				6,464	8,619	10,774				2,032,705
	2/28/2023							4,310			988,671
	2/28/2023								6,464	229.39	465,371
	8/10/2023								6,464	304.67	533,648
	Cash Incentive	—	360,750	450,938
David J. Rosa	2/28/2023				8,619	11,492	14,365				2,710,280
	2/28/2023							5,746			1,318,075
	2/28/2023								8,619	229.39	620,519
	6/12/2023				5,432	7,243	9,054				2,395,801
	6/12/2023							5,433			1,704,006
	6/12/2023								16,297	313.64	1,473,883
	8/10/2023								8,619	304.67	711,558
	Cash Incentive	—	765,113	956,391
Bob DeSantis	2/28/2023				5,746	7,661	9,576				1,806,777
	2/28/2023							3,831			878,793
	2/28/2023								5,746	229.39	413,679
	8/10/2023								5,746	304.67	474,372
	Cash Incentive	—	581,500	726,875
Henry L. Charlton	2/28/2023				6,464	8,619	10,774				2,032,705
	2/28/2023							4,310			988,671
	2/28/2023								6,464	229.39	465,371
	8/10/2023								6,464	304.67	533,648
	Cash Incentive	—	377,000	471,250

(1)For 2023, Dr. Guthart had a bonus target of 150% of base salary. Mr. Rosa had a bonus target of 100% from January 1, 2023 to May 15, 2023, and 120% from May 16, 2023 to December 31, 2023, an increase that was based on his promotion to President of the Company. Mr. DeSantis had a bonus target of 100% of base salary. Messrs. Samath and Charlton each had a bonus target of 65% of base salary. At its discretion, the Compensation Committee has the authority to pay any NEO in excess of or below the targeted bonus amount. The goals for 2023 were approved by the Compensation Committee in January 2023. The payout amounts for each NEO were reviewed and approved by the Compensation Committee and the Board in January 2024 upon reviewing results for 2023. The maximum bonus or performance payout is calculated at 125% of the target. Refer to the “Compensation Discussion and Analysis” section above for detailed discussion of the CIP.
(2)Amounts represent threshold, target, and maximum opportunities for the 2023 PSUs, which are eligible to be earned over an approximately three-year performance period and have an overall payout range of 75% of target to 125% of target, as determined by the Compensation Committee. One-third of the 2023 PSUs are eligible to be earned based on the Company’s TSR relative to the Peer Group Index TSR over the performance period, while the remaining two-thirds of the 2023 PSUs are eligible to be earned based on the achievement of specified combined da Vinci and Ion procedure growth targets based on multi-year periods within the overall performance period. For each metric, no shares will be earned if the actual performance is below the threshold attainment level. Both the February PSU grants and Mr. Rosa’s June PSU grant vest on the three-year anniversary of the February PSU grant date based on actual performance achievement of each metric as determined by the Compensation Committee and continued service through such date.
(3)The RSUs were granted under our Amended and Restated 2010 Incentive Award Plan. The February RSU grants vest in 1/4th increments on each anniversary of February 10, 2024, over a four-year period, subject to continued employment through the applicable vesting date. Mr. Rosa’s June RSU grant vests in 1/4 increments on each anniversary of June 10, 2023, over a four-year period, subject to continued employment through the applicable vesting date.
(4)The options were granted under our Amended and Restated 2010 Incentive Award Plan. The February option grants vest 6/48th on August 10, 2023, and 1/48th per month thereafter through a four-year period, subject to continued employment through the applicable vesting date. The August option grants vest 7/48th at the end of one month and 1/48th per month thereafter through a 3.5-year period, subject to continued employment through the applicable vesting date. Mr. Rosa’s June option grant vests 25% on the first anniversary of the grant date and 1/48th per month thereafter, subject to continued employment through the applicable vesting date.
(5)The amounts shown represent the fair value per share as of the grant date of such award determined pursuant to ASC 718, multiplied by the number of shares. See Note 10 of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on January 31, 2024, for a discussion of the assumptions made by us in determining the value of the equity awards. The grant date fair value for the performance condition component of PSUs was determined based on the fair market value of our common stock on the grant date. The grant date fair value for the market condition component of PSUs was determined using the Monte-Carlo simulation method described above. For information on the inputs to the Monte-Carlo simulation method, see footnote (1) of the 2023 Summary Compensation Table.

Outstanding Equity Awards as of December 31, 2023
The following table summarizes the outstanding stock options, RSUs, and PSUs that were held by our NEOs as of December 31, 2023:

		Option Awards				Stock Awards
Name	Grant Date	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable) (*)	Option Exercise Price ($/share)	Option Expiration Date	Shares or Units of Stock That Have Not Vested (#) (1)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Gary S. Guthart, Ph.D.	8/15/2014	33,750	—	51.02	8/15/2024
	2/17/2015	25,200	—	57.11	2/17/2025
	8/17/2015	25,200	—	59.23	8/17/2025
	2/16/2016	7,893	—	59.46	2/16/2026
	2/15/2017	36,000	—	79.64	2/15/2027
	8/15/2017	36,000	—	109.49	8/15/2027
	2/15/2018	25,500	—	139.52	2/15/2028
	8/15/2018	25,500	—	174.26	8/15/2028
	2/15/2019	22,500	—	182.83	2/15/2029
	8/15/2019	22,500	—	166.62	8/15/2029
	2/28/2020	22,230	966	177.99	2/28/2030
	2/28/2020					3,864	1,303,559
	8/28/2020	22,227	966	242.34	8/28/2030
	2/26/2021	12,879	5,304	245.60	2/26/2031
	2/26/2021					6,060	2,044,402
	8/26/2021	12,879	5,304	347.42	8/26/2031
	2/28/2022	6,892	8,146	290.33	2/28/2029
	2/28/2022					7,518	2,536,272
	2/28/2022					4,177	1,409,153	6,683	2,254,577
	8/29/2022	6,892	8,146	208.90	8/28/2029
	2/28/2023	3,292	12,509	229.39	2/28/2030
	2/28/2023					10,534	3,553,750
	2/28/2023							21,069	7,107,838
	8/10/2023	3,293	12,508	304.67	8/10/2030
Jamie E. Samath	2/15/2018	432	—	139.52	2/15/2028
	8/15/2018	432	—	174.26	8/15/2028
	2/15/2019	1,449	—	182.83	2/15/2029
	8/15/2019	1,449	—	166.62	8/15/2029
	2/28/2020	1,416	105	177.99	2/28/2030
	2/28/2020					1,254	423,049
	8/28/2020	1,410	105	242.34	8/28/2030
	2/26/2021	1,815	750	245.60	2/26/2031
	2/26/2021					2,565	865,328
	8/26/2021	1,818	747	347.42	8/26/2031
	2/28/2022	2,067	2,444	290.33	2/28/2029
	2/28/2022					2,256	761,084
	2/28/2022					1,253	422,712	2,005	676,407
	8/29/2022	2,068	2,443	208.90	8/28/2029
	2/28/2023	1,347	5,117	229.39	2/28/2030
	2/28/2023					4,310	1,454,022
	2/28/2023							8,619	2,907,706
	8/10/2023	1,347	5,117	304.67	8/10/2030
David J. Rosa	2/18/2014	28,125	—	49.34	2/18/2024
	8/7/2014	40,500	—	49.09	8/7/2024
	8/15/2014	28,125	—	51.02	8/15/2024

	2/17/2015	22,050	—	57.11	2/17/2025
	8/17/2015	22,050	—	59.23	8/17/2025
	2/16/2016	14,625	—	59.46	2/16/2026
	8/15/2016	14,625	—	77.00	8/15/2026
	2/15/2017	27,000	—	79.64	2/15/2027
	8/15/2017	27,000	—	109.49	8/15/2027
	2/15/2018	18,750	—	139.52	2/15/2028
	8/15/2018	18,750	—	174.26	8/15/2028
	2/15/2019	13,500	—	182.83	2/15/2029
	8/15/2019	13,500	—	166.62	8/15/2029
	2/28/2020	12,966	564	177.99	2/28/2030
	2/28/2020					2,253	760,072
	8/28/2020	12,966	564	242.34	8/28/2030
	2/26/2021	7,269	2,994	245.60	2/26/2031
	2/26/2021					3,420	1,153,771
	8/26/2021	7,269	2,994	347.42	8/26/2031
	2/28/2022	4,135	4,888	290.33	2/28/2029
	2/28/2022					4,511	1,521,831
	2/28/2022					2,506	845,424	4,010	1,352,814
	8/29/2022	4,136	4,887	208.90	8/28/2029
	2/28/2023	1,795	6,824	229.39	2/28/2030
	2/28/2023					5,746	1,938,471
	2/28/2023							11,492	3,876,941
	6/12/2023	—	16,297	313.64	6/12/2030
	6/12/2023					5,433	1,832,877
	6/12/2023							7,243	2,443,498
	8/10/2023	1,796	6,823	304.67	8/10/2030
Bob DeSantis	2/28/2020	273	180	177.99	2/28/2030
	2/28/2020					2,172	732,746
	5/11/2020	180	453	179.70	5/11/2030
	5/11/2020					360	121,450
	8/28/2020	273	180	242.34	8/28/2030
	2/26/2021	594	2,781	245.60	2/26/2031
	2/26/2021					3,174	1,070,781
	8/26/2021	6,753	2,778	347.42	8/26/2031
	2/28/2022	1,128	4,888	290.33	2/28/2029
	2/28/2022					4,511	1,521,831
	2/28/2022					2,506	845,424	4,010	1,352,814
	8/29/2022	564	4,887	208.90	8/28/2029
	2/28/2023	1,197	4,549	229.39	2/28/2030
	2/28/2023					3,831	1,292,426
	2/28/2023							7,661	2,584,515
	8/10/2023	1,197	4,549	304.67	8/10/2030
Henry L. Charlton	2/16/2016	459	—	59.46	2/16/2026
	8/15/2016	456	—	77.00	8/15/2026
	2/15/2017	468	—	79.64	2/15/2027
	8/15/2017	5,625	—	109.49	8/15/2027
	2/15/2018	3,750	—	139.52	2/15/2028
	8/15/2018	3,750	—	174.26	8/15/2028
	2/15/2019	2,625	—	182.83	2/15/2029
	8/15/2019	2,625	—	166.62	8/15/2029
	2/28/2020	2,781	120	177.99	2/28/2030
	2/28/2020					1,449	488,835
	8/28/2020	2,778	120	242.34	8/28/2030
	2/26/2021	1,815	750	245.60	2/26/2031

2/26/2021					2,565	865,328
8/26/2021	1,818	747	347.42	8/26/2031
2/28/2022	2,067	2,444	290.33	2/28/2029
2/28/2022					2,256	761,084
2/28/2022					1,253	422,712	2,005	676,407
8/29/2022	2,068	2,443	208.90	8/29/2029
2/28/2023	1,347	5,117	229.39	2/28/2030
2/28/2023					4,310	1,454,022
2/28/2023							8,619	2,907,706
8/10/2023	1,347	5,117	304.67	8/10/2030

(*)All of the listed unexercisable options, except the May 2020, August 2020, August 2021, August 2022, February 2023, June 2023, and August 2023 grants vest as to 6/48ths of the underlying option shares upon completion of six months of service following the date of grant and 1/48th per month thereafter, contingent upon continued employment. The May 2020 and June 2023 grants vest as to 25% of the underlying option shares on the completion of one year of service following the date of grant and 1/48 per month thereafter, contingent upon continued employment. The August 2020, August 2021, August 2022, and August 2023 options vest as to 7/48ths of the underlying option shares upon completion of one month of service following the date of the grant and 1/48th per month thereafter, contingent upon continued employment. The February 2023 grants vest as to 6/48ths of the underlying option shares on August 10 and 1/48th per month thereafter, contingent upon continued employment. All options granted prior to 2022 have a ten-year term. Beginning in 2022, all options granted have a seven-year term.
(1)    All of the listed RSUs, except the February 2023 and June 2023 grants, vest in 1/4th increments annually over a four-year period from the date of grant, subject to continued employment through the applicable vesting date. The February 2023 grants vest in 1/4th increments on each anniversary of February 10, 2023, over a four-year period, subject to continued employment through the applicable vesting date. The June 2023 grant vests in 1/4th increments on each anniversary of June 10, 2023, over a four-year period, subject to continued employment through the applicable vesting date.
(2)    The dollar amounts shown are determined by multiplying the number of unvested units by $337.36 (the closing price of the Company’s common stock on December 29, 2023, the last trading day of the Company’s fiscal year).
(3)    All of the listed PSUs vest on the three-year anniversary of the grant date (except for Mr. Rosa’s June 2023 grant, which vests on February 28, 2026) based on actual performance of the applicable performance goals as determined by the Compensation Committee and continued service through such date. As described in the CD&A above, in each case, the PSUs have an overall payout range of 75% of target to 125% of target for the number of PSUs that are eligible to be earned and vest. One-third of the PSUs are eligible to be earned based on the Company’s TSR relative to the Peer Group Index over the performance period, while the remaining two-thirds of the PSUs are eligible to be earned based on the achievement of specified procedure growth targets based on either year-over-year or multi-year periods within the overall performance period. For each metric, no shares will be earned if the actual performance is below the threshold attainment level. For the 2023 PSU grants, the target number of PSUs is shown.
(4)    For the 2022 PSU grants, for the number of PSUs shown that have not vested, one of the three performance period achievements was attained as of December 31, 2023, and achieved at the maximum performance level. As a result, 1/3rd of the unvested PSUs shown represents 125% of the target number of PSUs eligible to be earned and have been moved to the “Shares or Units of Stock That Have Not Vested” column, while the remaining 2/3rd of the unvested PSUs shown represents the target number of PSUs eligible to be earned and remain in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column.
Option Exercises and Stock Vested During Fiscal 2023
The following table summarizes the stock options exercised and vesting of RSUs during the year ended December 31, 2023, and the value realized upon exercise of stock options and vesting of stock awards by our NEOs:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($) (2)
Gary S. Guthart, Ph.D.	101,250	26,283,978	13,151	3,079,413
Jamie E. Samath	—	—	4,016	934,481
David J. Rosa	162,000	37,786,007	7,720	1,808,334
Bob DeSantis	14,844	1,014,637	7,756	1,841,346
Henry L. Charlton	—	—	4,796	1,122,449

(1)The value realized equals the excess of the fair market value of our common stock at exercise over the option exercise price, multiplied by the number of shares for which the option was exercised.
(2)The dollar amounts shown above for stock awards are determined by multiplying the number of shares that vested by the per-share closing price of the Company’s common stock on the vesting date.

Potential Payments Upon Termination or Change in Control
The following table shows potential payments to the NEOs upon a change in control of the Company and subsequent involuntary separation from service within 12 months after the change in control, in accordance with the Change-in-Control Plan. Under this plan, all eligible employees of the Company who have been employed at least six months prior to the separation from service date, including executive officers, are entitled to the following severance payments and benefits in the event of a termination of employment without cause or an involuntary separation from service within 12 months after a change in control of the Company:
•A lump-sum cash payment in the amount equal to the sum of six months of such eligible employee’s base compensation (defined in the Change-in-Control Plan as base salary and target bonus) plus an additional one month of base compensation for every year of such eligible employee’s service with the Company, such severance not to exceed 12 months;
•Six months of COBRA premiums, provided that such eligible employee elects continued coverage under COBRA; and
•100% vesting of all outstanding unvested equity awards that the eligible employee then holds.
In 2022, the Compensation Committee implemented a performance equity award program consisting of PSUs. Under the PSU award agreements, in the event of a Change in Control where the PSUs are assumed or otherwise continued by an acquirer, the PSUs will be deemed achieved at the greater of target or actual achievement (measured as of the Change in Control), and such deemed PSUs will remain outstanding and eligible to vest on the third anniversary of the grant date. In the event the participant’s employment is terminated without Cause or as a result of an Involuntary Termination within the twelve-month period following such Change in Control, each such outstanding PSU shall vest in full as of the date of such termination. In the event of a Change in Control where the PSUs are not assumed or otherwise continued by an acquirer, the PSUs will be deemed achieved at the greater of target or actual achievement (measured as of the Change in Control), and such deemed PSUs will accelerate and vest as of such Change in Control.
The amounts shown for NEOs below assume that a Change in Control occurred on December 31, 2023, and that the PSUs were not assumed or otherwise continued by an acquirer and are estimates of the amounts that would be paid to the NEOs upon such a Change in Control.

Name	Total Value of PSU Acceleration ($) (1)
Gary S. Guthart, Ph.D.	13,112,340
Jamie E. Samath	4,903,106
David J. Rosa	10,437,075
Bob DeSantis	5,767,169
Henry L. Charlton	4,903,106

(1)For purposes of the 2022 and 2023 PSUs, as of December 31, 2023, performance achievement (measured as if a Change in Control occurred December 31, 2023) would result in a deemed achievement of the PSUs at the maximum performance level, which represents actual achievement as of such date. As a result, the maximum number of PSUs subject to each executive’s award have been used for purposes of this calculation. The total value of PSU acceleration is determined by multiplying the maximum number of shares underlying the PSUs by the closing market price on December 29, 2023, of $337.36.

The amounts shown for all NEOs below assume that a qualifying termination of employment was effective December 31, 2023, under the Change-in-Control Plan and are estimates of the amounts that would be paid to the NEOs upon such a termination of employment. The terms and conditions of the Change-in-Control Plan (including the definitions of the key plan terms) are set forth in the plan document.

Name	Base Compensation and Target Bonus ($) (1)	COBRA Premiums ($)	Total Value of Equity Acceleration ($) (2)	Total Potential Payment ($)
Gary S. Guthart, Ph.D.	2,450,000	10,293	26,471,790	28,932,083
Jamie E. Samath	932,250	14,826	9,650,647	10,597,723
David J. Rosa	1,435,430	14,826	20,266,368	21,716,624
Bob DeSantis	1,172,000	13,485	12,376,327	13,561,812
Henry L. Charlton	965,250	14,826	9,720,249	10,700,325

(1)Amounts shown are the target payments the executive officers would have received as of December 31, 2023. Amounts of the parachute payment cut-back, as described below, if any, would be calculated upon actual termination of employment.
(2)Amounts shown assume that all stock options would be exercised immediately upon termination of employment. Stock option values represent the excess of the market value of the option shares for which vesting is accelerated over the exercise price for those option shares, using $337.36 per share for the market value, which is the closing market price of a share of our common stock on December 29, 2023, the last trading day of our 2023 fiscal year. The dollar amounts of RSUs are determined by multiplying the number of shares subject to the RSUs for which vesting is accelerated by $337.36. For purposes of the PSUs, as of December 31, 2023, performance achievement (measured as if a Change in Control occurred December 31, 2023) would result in a deemed achievement of the PSUs at the maximum performance level, which represents actual achievement as of such date. As a result, the total value of PSU acceleration was determined by multiplying the maximum number of shares underlying the PSUs by the closing market price on December 29, 2023, of $337.36.
For purposes of the Change-in-Control Plan, an involuntary separation from service of a NEO generally means, (i) without the executive’s express written consent, the assignment to the executive of any duties or the significant reduction of the executive’s duties, authority, or responsibilities, which is inconsistent with the executive’s duties, authority, or responsibilities in effect immediately prior to such assignment, or the removal of the executive from such duties, authority, or responsibilities; (ii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive’s overall benefits package is significantly reduced; (iv) the relocation of the executive to a facility or a location more than 25 miles from the executive’s then present location without the executive’s express written consent; (v) any purported termination of the executive by the Company, which is not effected for disability or for cause, or any purported termination for which the grounds relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the agreement by any successors contemplated in the Change-in-Control Plan; or (vii) any act or set of facts or circumstances which would, under California case law or statute, constitute a constructive termination of the executive. In order for an executive to terminate employment in an involuntary separation from service, he or she must provide notice to the Company of the existence of a condition listed above, within 30 days of the initial existence of the condition, and the Company shall have 30 days following receipt of such notice to remedy such condition and not make any payments hereunder in connection with such termination of employment.
The payments and benefits pursuant to the Change-in-Control Plan are subject to a NEO’s timely execution and non-revocation of a release of claims. Further, the Change-in-Control Plan specifically includes a so-called parachute payment “best pay” provision, where payments and benefits will either be made to the executive in full or as to such lesser amount as which would result in no portion of the payments and benefits being subject to an excise tax under Section 280G of the Internal Revenue Code, whichever of the foregoing amounts is greater on an after-tax basis.
Pay Ratio

Annual total compensation of the CEO for 2023	$12,449,381
Annual total compensation of the median employee for 2023	$112,071
Ratio of annual total compensation of the CEO to the annual total compensation of the median employee for 2023	111:1
The Company identified the median employee using a consistently applied compensation measure that consists of annual base salary or wages, target annual performance-based cash bonuses, target commissions, and long-term equity awards based on their grant date fair values. Permanent employees who joined in 2023 and permanent employees who were on leave during 2023 were assumed to have worked for the entire year. All U.S. and non-U.S. employees employed as of December 31, 2023, were captured. No cost-of-living adjustments were made.
The annual total compensation of the CEO and the annual total compensation of the median employee were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

PAY VERSUS PERFORMANCE
Pay Versus Performance Table
The following table sets forth information concerning the compensation provided to our NEOs and certain measures of Company performance in the years ended December 31, 2023, 2022, 2021, and 2020, for services to our Company in all capacities. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ Millions)	Adjusted Operating Income ($ Millions) (3)
					Total Shareholder Return ($)	Peer Group Index Total Shareholder Return ($) (2)
2023	12,449,380	22,725,057	6,881,776	11,584,663	171.21	98.62	1,817.3	2,483.8
2022	10,345,077	1,606,523	4,985,938	1,158,257	134.66	104.87	1,344.4	2,198.1
2021	8,059,409	17,458,020	4,462,961	9,386,652	182.34	137.16	1,728.1	2,380.1
2020	6,043,362	15,011,356	3,477,084	8,127,959	138.39	132.76	1,066.8	1,551.8

(1)Amounts represent compensation actually paid (“CAP”) to our CEO, who was our Principal Executive Officer or “PEO” for each of the years shown, and the average CAP to our remaining NEOs or “Non-PEO NEOs” for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated below for each fiscal year:

Year	PEO	Non-PEO NEOs
2023	Gary S. Guthart, Ph.D.	Jamie E. Samath, David J. Rosa, Bob DeSantis, and Henry L. Charlton
2022	Gary S. Guthart, Ph.D.	Jamie E. Samath, David J. Rosa, Bob DeSantis, and Marshall L. Mohr
2021	Gary S. Guthart, Ph.D.	Marshall L. Mohr, David J. Rosa, Bob DeSantis, and Myriam J. Curet, M.D., F.A.C.S.
2020	Gary S. Guthart, Ph.D.	Marshall L. Mohr, David J. Rosa, Bob DeSantis, and Myriam J. Curet, M.D., F.A.C.S.
Amounts represent the Summary Compensation Table Total Compensation for the applicable fiscal year adjusted as follows:

Applicable Fiscal Year (“FY”)	2023
	PEO	Average non-PEO NEOs
Deduction for ASC 718 Fair Value as of Grant Date Reported under the Stock Awards and Option Awards Columns in the Summary Compensation Table	(9,827,371)	(5,637,133)
Increase based on ASC 718 Fair Value of Awards Granted during the FY that Remain Unvested as of FY End (“FYE”)	15,563,207	8,377,935
Increase based on ASC 718 Fair Value of Awards Granted during the FY that Vested during the FY as of Vesting Date	677,346	292,474
Increase/deduction based on ASC 718 Fair Value of Outstanding Unvested Prior FYs Awards as of FYE Compared to Valuation as of Prior FYE	3,938,847	1,739,997
Increase/deduction based on ASC 718 Fair Value of Prior FYs Awards that Vested during the FY as of Vesting Date Compared to Valuation as of Prior FYE	(76,352)	(70,386)
Deduction of ASC 718 Fair Value of Prior FY Awards as of Prior FYE that were Forfeited during the FY	—	—
Total Adjustments	10,275,677	4,702,887
The fair values of RSUs, PSUs, and stock options included in the CAP to our PEO and the Average CAP to our NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in our Annual Report on Form 10-K for the year ended December 31, 2023. Any changes to the RSU and PSU fair values from the grant date (for current year grants) and from prior year-end (for prior year RSU grants) are based on our updated stock price at the respective measurement dates and updated performance metric projections (for PSUs). Changes to the stock option fair values are based on the updated stock price at the respective measurement dates, in addition to updated expected option term, implied volatility of our stock over the updated expected option term, and risk-free rate assumptions. For all years presented, the meaningful increases or decreases in the year-end stock option fair value from the fair value on the grant date were primarily driven by changes in the stock price.
(2)For the relevant fiscal year, represents the cumulative TSR of the S&P Health Care Equipment Select Industry Index.
(3)AOI is an operating metric defined in the “Annual Cash Bonus Plan Formula and Funding” subsection of the “Executive Compensation” section. AOI is calculated as operating income, excluding CIP expense, share-based compensation and long-term incentive plan expenses, non-cash amortization of intangible assets, certain acquisition-related items for the re-measurement of contingent consideration, facilities asset abandonment charges, litigation charges and recoveries, contributions to the Intuitive Foundation, and other adjustments, primarily related to inventory cost accounting and operating expense hedging. The Company selected AOI as the Company-Selected Measure due to it being an important financial performance measure that helps link CAP to the Company’s NEOs to the Company’s performance for the most recently completed fiscal year. Specifically, AOI is used to evaluate NEO performance under the CIP, a short-term cash incentive plan that is funded based on the Company’s achievement of an AOI goal as well as several other Company Performance Goals.

2023 Pay Versus Performance Graphs
The graphs below compare (i) the relationship between PEO and average NEO CAP with our TSR, (ii) the relationship between PEO and average NEO CAP and net income, (iii) the relationship between PEO and average NEO CAP and AOI, and (iv) the relationship between our TSR and the Peer Group Index TSR, in each case, for the fiscal years ended December 31, 2023, 2022, 2021, and 2020. TSR amounts reported in the graph assume an initial fixed investment of $100.
Description of Relationship Between PEO and Average NEO Compensation Actually Paid and Our TSR
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our other NEOs, each as set forth in the Table above, and our cumulative TSR over the period from 2020 through 2023.

Description of Relationship Between PEO and Average NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our other NEOs, and our net income during years 2020 through 2023, each as set forth in the table above.

PEO and Average NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($Millions)
Net Income ($Millions)
$30
$25
$20
$15
$10
$5
$0
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
15.0
8.1
$1,066.8
17.5
9.4
$1,728.1
1.6
1.2
$1,344.4
22.7
11.6
$1,817.3
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income

Description of Relationship Between PEO and Average NEO Compensation Actually Paid and AOI
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our other NEOs, and the AOI during years 2020 through 2023, each as set forth in the table above.

PEO and Average NEO Compensation Actually Paid Versus AOI

$30
$25
$20
$15
$10
$5
$0
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation Actually Paid ($Millions)
AOI ($Millions)
$1,551.8
$2,380.1
$2,198.1
$2,483.8
15.0
8.1
17.5
9.4
1.6
1.2
22.7
11.6
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
AOI

Description of Relationship Between Our TSR and Peer Group Index TSR
The following chart compares our cumulative TSR over the period from 2020 through 2023 to that of the Peer Group Index over the same time period.

Comparison of Intuitive Cumulative TSR Versus S&P Health Care Equipment Select Industry Index Cumulative TSR

Cumulative TSR
$200
$150
$100
$50
$182.34
$171.21
$138.39
$137.16
$134.66
$132.76
$100.00
$100.00
$104.87
$98.62
2019
2020
2021
2022
2023
Fiscal Year
Intuitive Cumulative TSR
Peer Group Cumulative TSR

2023 Pay Versus Performance Tabular List
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the performance measures that we believe represent the most important financial performance measures used by us to link CAP to our NEOs for the fiscal year ended December 31, 2023. The measures in this table are not ranked.

Performance measure	Performance measure description
AOI	Refer to the “Annual Cash Bonus Plan Formula and Funding” subsection of the “Executive Compensation” section for a definition of this measure.
Relative TSR	Refer to the “Long-Term Incentive Compensation” subsection of the “Executive Compensation” section for a definition of this measure.
Da Vinci and Ion procedure growth	Refer to the “Long-Term Incentive Compensation” subsection of the “Executive Compensation” section for a description of this measure.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board has determined that the following current directors are “independent” under current Nasdaq rules: Craig H. Barratt, Ph.D., Joseph C. Beery, Amal M. Johnson, Don R. Kania, Ph.D., Sreelakshmi Kolli, Amy L. Ladd, M.D., Keith R. Leonard, Jr., Alan J. Levy, Ph.D., Jami Dover Nachtsheim, Monica P. Reed, M.D., and Mark J. Rubash.
The Company has adopted a written policy for approval of transactions between the Company and its related parties, such as directors, director nominees, executive officers, greater than five percent beneficial owners, and each of their respective immediate family members, as well as any firm, corporation, or other entity in which such persons are employed, serve as general partner, principal, or similar position or in which such persons own a five percent or greater beneficial ownership interest, where the amount involved in the transaction exceeds or is expected to exceed $120,000 on an annual aggregate basis in a single calendar year and in which the related party had, has, or will have a direct or indirect interest. The policy provides that the Audit Committee review transactions subject to the policy and determine whether or not to approve or ratify those transactions. In doing so, they take into account:
•Whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party.
•Whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.
•Whether the transaction arose in the ordinary course of business.
•Whether there are business reasons for the Company to enter into the related party transaction.
•Whether the transaction would impair the independence of an outside director.
•Whether the transaction would present an improper conflict of interest for any director or executive officer of the Company.
•Any other factors deemed appropriate.
No member of the Audit Committee may participate in the approval of a related party transaction for which he or she is a related party.
In addition, each of the following types of related party transactions are deemed to be approved under the policy:
•Compensation to an executive officer or director of the Company required to be disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K; or compensation to an executive officer, provided that such compensation would have been reported pursuant to Item 402 of Regulation S-K as compensation earned for services to the Company if the executive was a “named executive officer” and such compensation has been approved, or recommended to the Board for approval, by the Compensation Committee of the Board.
•The following transactions that are in the Company’s ordinary course of business and where the financial interest of the related party arises only in the following indirect manners:
a)from the related party’s position as a director of another corporation or organization that is a party to the transaction;
b)from the direct or indirect ownership by the related party (or parties, in the aggregate) of less than a 10% equity interest in another person (other than a partnership), which is a party to the transaction; or
c)from the related party’s position as a limited partner in a partnership in which the related party (or parties, in the aggregate) has or have an interest of less than 10%, and the related party is not a general partner of and does not have another position in the partnership.
•Transactions that are in the Company’s ordinary course of business and where the interest of the related party arises solely from the ownership of a class of equity securities in the Company and all holders of such class of equity securities of the Company will receive the same benefit on a pro rata basis.
A summary of all material related party transactions, if any, is provided to the Audit Committee for its review at each regularly scheduled Audit Committee meeting. If advance approval of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chair of the Audit Committee and will be subject to ratification by the Audit Committee at the next regularly scheduled meeting. If ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul any such transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The information in the following table sets forth the ownership of our common stock, as of December 31, 2023, by: (i) any person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each of our NEOs named in the Compensation Discussion and Analysis section; (iii) each of our current directors and director nominees; and (iv) all current executive officers and directors as a group. As of December 31, 2023, 352,299,592 shares of our common stock were issued and outstanding.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of December 31, 2023, through the exercise of any stock options, warrants, or other rights or upon vesting of RSUs and PSUs. Shares of our common stock that a person (or group of persons) has the right to acquire within 60 days of December 31, 2023, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person (or group of persons). Unless otherwise noted below, the address for each beneficial owner listed is c/o Intuitive Surgical, Inc., 1020 Kifer Rd., Sunnyvale, California 94086.
The following table indicates those owners and their total number of beneficially owned shares, including shares subject to options exercisable or RSUs and PSU vesting within 60 days after December 31, 2023; however, unless otherwise indicated, these shares do not include any options, RSUs, or PSUs awarded after December 31, 2023:

	Beneficial Ownership
Beneficial Owner	Number of Shares		Percent of Total
The Vanguard Group	30,375,212	(1)	8.6%
BlackRock, Inc.	29,575,972	(2)	8.4%
Gary S. Guthart, Ph.D.	1,632,005	(3)	*
David J. Rosa	505,432	(4)	*
Henry L. Charlton	62,225	(5)	*
Craig H. Barratt, Ph.D.	53,275	(6)	*
Alan J. Levy, Ph.D.	38,010	(7)	*
Amal M. Johnson	36,743	(8)	*
Jamie E. Samath	28,882	(9)	*
Bob DeSantis	28,208	(10)	*
Jami Dover Nachtsheim	20,461	(11)	*
Mark J. Rubash	15,482	(12)	*
Don R. Kania, Ph.D.	12,985	(13)	*
Keith R. Leonard Jr.	11,359	(14)	*
Amy L. Ladd, M.D.	7,769	(15)	*
Joseph C. Beery	7,219	(16)	*
Monica P. Reed, M.D.	4,156	(17)	*
Lewis Chew	44	(18)	*
Sreelakshmi Kolli	—
All executive officers and directors as a group (21 persons)	2,926,031	(19)	0.8%

(*)Represents less than 0.5% of the issued and outstanding shares.
(1)Based on information provided by The Vanguard Group (“Vanguard”), 100 Vanguard Blvd, Malvern, PA 19355, in a Schedule 13G filed with the SEC on February 13, 2024, reporting beneficial ownership of Intuitive Surgical’s stock as of December 29, 2023. According to such Schedule 13G, Vanguard has sole power to vote or to direct the vote with respect to 0 shares of common stock, shared power to vote or to direct the vote with respect to 467,395 shares of common stock, sole power to dispose or to direct the disposition of 28,863,973 shares of common stock, and shared power to dispose or to direct the disposition of 1,511,239 shares of common stock.
(2)Based on information provided by BlackRock, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, in a Schedule 13G filed with the SEC on January 25, 2024, reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2023. According to such Schedule 13G, BlackRock has sole power to vote or to direct the vote with respect to 26,868,939 shares of common stock and sole power to dispose or to direct the disposition of 29,575,972 shares of common stock.

(3)Includes 1,203,644 shares held by G Guthart & D Guthart TTE Guthart Family Trust U/A DDTD 11-9-2000, 29,840 shares held by G Guthart & D Guthart TTEE Joseph Clay Guthart 2020 Irrev TR U/A DTD 10-30-20, 29,840 shares held by G Guthart & D Guthart TTEE Mia Hannah Guthart 2020 Irrev TR U/A DTD 10-30-20, 356,647 shares of common stock issuable pursuant to options exercisable within 60 days of December 31, 2023, and 12,034 RSUs vesting within 60 days of December 31, 2023.
(4)Includes 154,140 shares directly owned, 344,388 shares issuable pursuant to options exercisable within 60 days of December 31, 2023, and 6,904 RSUs vesting within 60 days of December 31, 2023.
(5)Includes 20,516 shares directly owned, 37,146 shares issuable pursuant to options exercisable within 60 days of December 31, 2023, and 4,563 RSUs vesting within 60 days of December 31, 2023.
(6)Includes 25,351 shares held by the Barratt-Oakley Trust dated November 29, 2004, of which Dr. Barratt is a trustee and has voting and investment authority over the shares held by the trust, and 27,924 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(7)Includes 25,319 shares directly owned and 12,691 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(8)Includes 11,706 shares directly owned and 25,037 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(9)Includes 6,127 shares directly owned, 18,387 shares issuable pursuant to options exercisable within 60 days of December 31, 2023, and 4,368 RSUs vesting within 60 days of December 31, 2023.
(10)Includes 7,259 shares directly owned, 14,728 shares issuable pursuant to options exercisable within 60 days of December 31, 2023, and 6,221 RSUs vesting within 60 days of December 31, 2023.
(11)Includes 5,063 shares directly owned and 15,398 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(12)Includes 15,482 shares directly owned.
(13)Includes 3,269 shares directly owned and 9,716 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(14)Includes 3,584 shares directly owned and 7,775 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(15)Includes 702 shares directly owned and 7,067 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(16)Includes 1,802 shares directly owned and 5,417 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(17)Includes 1,037 shares directly owned and 3,119 shares issuable pursuant to options exercisable within 60 days of December 31, 2023.
(18)Includes 44 shares directly owned.
(19)Includes 1,188,226 shares issuable pursuant to options exercisable within 60 days of December 31, 2023, and 57,368 RSUs vesting within 60 days of December 31, 2023. Includes shares beneficially owned by Mark P. Brosius, Myriam J. Curet, Gary H. Loeb, Brian E. Miller, and Marshall L. Mohr, who are also executive officers of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Executive officers, directors, and greater-than-10% beneficial owners are required to furnish us with copies of all of these forms that they file.
Based solely on our review of these reports or written representations from certain reporting persons, we believe that, during 2023, all filing requirements applicable to our officers, directors, greater-than-10% beneficial owners, and other persons subject to Section 16(a) of the Exchange Act were met on a timely basis, except that, due to administrative errors on the part of the Company, a late Form 4 was filed on behalf of Michele B. DiMartino (a former officer) on February 16, 2023, to report the vesting of shares underlying restricted stock units on February 10, 2023, and a late Form 4 was filed on behalf of David J. Rosa on June 15, 2023, to report the grants of stock options and restricted stock units on June 12, 2023.
Code of Business Conduct & Ethics
We have adopted a code of business conduct and ethics that applies to all employees, including our NEOs. The full text of our code of business conduct and ethics is posted on our website at www.intuitive.com/en-us/about-us/company/legal/governance. We intend to disclose future amendments to our code of business conduct and ethics, or certain waivers of such provisions, at the same location on our website identified above.

Equity Compensation Plan Information
The following table contains information as of December 31, 2023, for two categories of equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a) (1)	Weighted-average exercise price of outstanding options, warrants, and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)
Equity compensation plans approved by security holders	14,517,807	$179.38	22,508,524
Equity compensation plans not approved by security holders (3)	403,064	$70.90	—
Total	14,920,871	$174.89	22,508,524

(1)Amounts include outstanding options to purchase 9,349,567 shares of common stock, 4,951,211 outstanding RSUs, and 217,029 outstanding PSUs (measured at actual performance for completed performance periods or target performance for open performance periods) under our Amended and Restated 2010 Incentive Award Plan and outstanding options to purchase 403,064 shares of common stock under our Amended and Restated 2009 Employment Commencement Incentive Plan.
(2)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs and PSUs, which have no exercise price.
(3)Represents options under the Amended and Restated 2009 Employment Commencement Incentive Plan, adopted by the Board in October 2009 and first used in 2010. Options are granted at an exercise price not less than the fair market value of the stock on the date of grant and have a term not to exceed ten years. This plan expired in October 2019 and, therefore, there are no shares reserved for future grant. However, awards granted prior to the plan’s expiration continue to remain outstanding until their original expiration date.
(4)Number of securities includes 1,815,614 shares remaining available for future issuance under the 2000 Employee Stock Purchase Plan (of which 344,807 shares were issued with respect to the purchase period in effect as of December 31, 2023, which purchase period ended on January 31, 2024).
Material Features of the Amended and Restated 2009 Employment Commencement Incentive Plan
In October 2009, the Board adopted our Amended and Restated 2009 Employment Commencement Incentive Plan (the “2009 Plan”) pursuant to Rule 5653(c)(4) of the Nasdaq Global Market, which was subsequently amended by the Board in February 2011, July 2011, February 2012, July 2012, January 2013, May 2013, December 2013, and April 2015.
Awards granted under the 2009 Plan are intended to constitute “employment inducement awards” under Nasdaq Listing Rule 5635(c)(4) and, therefore, the 2009 Plan is intended to be exempt from the Nasdaq Listing Rules regarding stockholder approval of stock option and stock purchase plans. As of December 31, 2023, a total of 403,064 shares of our common stock are reserved for issuance pursuant to outstanding options under the 2009 Plan. This plan expired in October 2019 and, therefore, there are no shares reserved for future grant. However, awards granted prior to the plan’s expiration continue to remain outstanding until their original expiration date. Prior to expiration, the 2009 Plan provided for the grant of non-qualified stock options, RSUs, restricted stock awards, dividend equivalents, and stock appreciation rights. These awards were granted to individuals who were then new employees or were commencing employment with us or one of our subsidiaries following a bona fide period of non-employment with us and for whom such awards were granted as a material inducement to commencing employment with us or one of our subsidiaries.
The 2009 Plan is administered by the Compensation Committee or another committee of the Board. The plan administrator has broad discretion to take action under the 2009 Plan, as well as make adjustments to the terms and conditions of existing awards, in the event of certain transactions and events affecting our common stock, including a change in control, stock dividends, stock splits, mergers, acquisitions, consolidations, and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders, known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2009 Plan and outstanding awards.
The Board may amend, suspend, or terminate the 2009 Plan at any time, provided that no such action may impair any rights under any outstanding awards without the consent of the participant.

AUDIT COMMITTEE REPORT
The following report of the audit committee shall not be deemed to be “soliciting material” nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.
The Audit Committee of our Board of Directors (our “Board”) is composed of “independent” directors, as determined in accordance with the Nasdaq Stock Market’s Rules and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by our Board. A copy of the charter can be found on the Company’s website at www.intuitive.com.
As described more fully in its charter, the purpose of the Audit Committee is to assist our Board with its oversight responsibilities regarding the integrity of our Company’s financial statements, our compliance with legal and regulatory requirements, the assessment of the independent registered public accounting firm’s qualifications and independence, and the performance of the persons performing the internal audit duties for our Company and the independent registered public accounting firm. The Company has a full-time Internal Audit department that reports to the Audit Committee. The Internal Audit department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s internal controls related to, for example, the reliability and integrity of the Company’s financial reporting process and the safeguarding of the Company’s assets. Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls, and disclosure controls and procedures. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent integrated audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board for 2023.
The Audit Committee has:
•Reviewed and discussed our audited financial statements with management and PwC, the independent auditors.
•Discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (“SEC“).
•Received from PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and discussed with the auditors their independence.
In addition, the Audit Committee has met separately with management and with PwC.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
Members of the Audit Committee

Mark J. Rubash (Chair)	Joseph C. Beery	Don R. Kania, Ph.D.	Keith R. Leonard, Jr.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The Audit Committee of the Board has appointed PwC, an independent registered public accounting firm, to audit the Company’s consolidated financial statements and the internal control over financial reporting for the year ending December 31, 2024. The Company is submitting the selection of PwC for ratification by the stockholders at the Annual Meeting. A representative of PwC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
The following table sets forth the fees for services rendered by our auditors, PwC, for the years ended December 31, 2023, and 2022, respectively. All of the services described in the following fee table were approved by the Audit Committee.

	2023	2022
Audit Fees	$5,070,948	$4,659,550
Audit-Related Fees	325,000	200,000
Tax Fees	302,250	155,453
All Other Fees	15,400	15,400
Total	$5,713,598	$5,030,403
Audit Fees. This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit and regulatory filings for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
Audit-Related Fees. This category typically consists of due diligence services.
Tax Fees. This category consists of services for tax compliance, tax advice, and tax planning.
All Other Fees. This category consists of all other services that are not reported above. The services for the fees disclosed include annual subscriptions to accounting literature and workforce analytics and human resources benchmarking platforms.
Pre-Approval Policies and Procedures
All audit services, audit-related services, tax services, and other services were pre-approved by our Audit Committee, which concluded that the provision of such services was compatible with the maintenance of PwC’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy provides for the pre-approval of audit, audit-related, tax, and other services specifically described by the committee on an annual basis and, unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent registered public accounting firm. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

OVERVIEW OF PROPOSALS
This Proxy Statement contains six proposals requiring stockholder action. Proposal No. 1 requests the election of eleven directors to the Board. Proposal No. 2 requests an advisory approval of the compensation of our NEOs. Proposal No. 3 requests the ratification of the appointment of the independent registered public accounting firm. Proposal No. 4 requests the approval of the amendment and restatement of the Amended and Restated 2010 Incentive Award Plan. Proposal No. 5 requests the approval of an amendment and restatement of the Company’s Amended and Restated 2000 Employee Stock Purchase Plan. We expect Proposal No. 6 to be presented by a stockholder at the Annual Meeting. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board of Directors (the “Board”) has twelve authorized seats and, immediately following the 2025 Annual Meeting of Stockholders, the Board intends to reduce the size of the Board to eleven members. Craig H. Barratt, Ph.D., Joseph C. Beery, Lewis Chew, Gary S. Guthart, Ph.D., Amal M. Johnson, Sreelakshmi Kolli, Amy L. Ladd, M.D., Keith R. Leonard, Jr., Jami Dover Nachtsheim, Monica P. Reed, M.D., and Mark J. Rubash have been nominated by the Board for election at the Annual Meeting to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. Refer to the “Directors and Corporate Governance” section above for the nominees’ biographies.
The Company’s Bylaws provide for a majority voting standard in uncontested elections of directors. As such, in an election where the number of nominees for director does not exceed the number of directors to be elected, a nominee for director will be elected to the Board if the number of shares voted for the nominee exceeds the number of shares voted against the nominee. However, the majority voting standard would not apply if the number of nominees for director exceeds the number of directors to be elected. In that case, the nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting would be elected.
The majority voting standard will apply to the election taking place at the Annual Meeting. Consequently, in order to be elected, a nominee must receive more “for” votes than “against” votes. Proxies may not be voted for more than the eleven nominees, and stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who may be designated by the Board to fill the vacancy.
Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board unless the proxy is marked in such a manner so as to withhold authority to vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.
Vote Required
A majority of the votes cast is required to elect each of the director nominees. This means that to be elected a nominee must receive more “for” votes than “against” votes.
Recommendation of the Board

The Board recommends that stockholders vote FOR the election of Craig H. Barratt, Ph.D., Joseph C. Beery, Lewis Chew, Gary S. Guthart, Ph.D., Amal M. Johnson, Sreelakshmi Kolli, Amy L. Ladd, M.D., Keith R. Leonard, Jr., Jami Dover Nachtsheim, Monica P. Reed, M.D., and Mark J. Rubash.

PROPOSAL NO. 2
ADVISORY APPROVAL OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
The primary objective of our executive compensation program is to attract and retain a passionate team of executives who will provide leadership to make surgery more effective, less invasive, and easier on surgeons, patients, and their families. The Company accomplishes this goal in a manner consistent with its strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Company believes the compensation program for the Named Executive Officers (“NEOs”) is strongly aligned with the long-term interests of its stockholders and was instrumental in helping the Company achieve its financial performance in 2023.
At the Company’s 2023 Annual Meeting of Stockholders, our stockholders approved the compensation of our NEOs, with over 90% of the votes cast voted in favor of the proposal. The Compensation Committee continues to apply the same principles and philosophy it has used in previous years in determining executive compensation. It will continue to consider stockholder concerns and feedback in the future. The Compensation Committee is continuously working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation and will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the NEOs. Refer to the Compensation Discussion and Analysis (“CD&A”) section above for a more detailed discussion.
Stockholders are urged to read the Executive Compensation section of this Proxy Statement, including the CD&A section, which discusses the Company’s compensation policies and practices and the 2023 compensation for the Company’s NEOs. The Compensation Committee and the Board believe that the Company’s compensation policies and practices are effective in achieving the Company’s goals and are consistent with stockholder interests.
The Company has determined to hold a separate stockholder vote on the compensation of our NEOs every year. Therefore, as a matter of good corporate governance and in accordance with Section 14A of the Exchange Act, we are including in this Proxy Statement a separate stockholder vote on the approval of the NEOs’ compensation, which vote is non-binding. Accordingly, we are asking you to approve, on an advisory basis, the compensation of the Company’s NEOs, as described in the Executive Compensation section of this Proxy Statement, including the CD&A section and the related compensation tables and other narrative executive compensation disclosures contained therein.
The following resolution will be submitted for a stockholder vote at the 2024 Annual Meeting of Stockholders:
“RESOLVED, that the stockholders of Intuitive approve, on an advisory basis, the compensation of Intuitive’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables, and narrative discussion of this Proxy Statement.”
Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Compensation Committee will consider our stockholders’ concerns to the extent that there is any significant vote against the NEOs’ compensation as disclosed in this Proxy Statement and take them into account in future determinations concerning our executive compensation program. Unless the Compensation Committee or the Board modifies the Company’s determination in the frequency of future advisory stockholder votes on the compensation of the NEOs, the next advisory board vote will be held at the 2025 Annual Meeting of Stockholders.
The Board, therefore, recommends that you indicate your support for the Company’s compensation policies and practices as reflected in the compensation of the NEOs, as outlined above.
Vote Required
Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy and voting at the Annual Meeting and entitled to vote on the proposal.
Recommendation of the Board

The Board recommends that stockholders vote, on an advisory basis, FOR the approval of the NEOs’ compensation described in the CD&A, compensation tables, and narrative discussion of this Proxy Statement.

PROPOSAL NO. 3
THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s independent registered public accounting firm and auditor for the year ended December 31, 2023, was PricewaterhouseCoopers LLP (“PwC”). PwC has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2014. At the 2024 Annual Meeting of Stockholders, the stockholders are being asked to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2024. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives of PwC are expected to be present at the Annual Meeting and available to respond to appropriate questions.
Vote Required
Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy and voting at the Annual Meeting and entitled to vote on the proposal.
Recommendation of the Board

The Board recommends a vote FOR the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

PROPOSAL NO. 4
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED INTUITIVE SURGICAL, INC.
2010 INCENTIVE AWARD PLAN
General
We are asking you to approve the amendment and restatement of the Amended and Restated Intuitive Surgical, Inc. 2010 Incentive Award Plan (the “Amended 2010 Plan”), which, among other things, (i) increases the shares of common stock reserved for issuance under the Amended 2010 Plan, as previously amended and restated effective March 7, 2022 (the “2010 Plan”), by 5,000,000 shares from 110,350,000 shares, thereby increasing the total number of shares reserved for issuance to 115,350,000, (ii) extends the term of the Amended 2010 Plan to March 6, 2034 (the tenth anniversary of the effective date of the Amended 2010 Plan), (iii) includes minimum award vesting limitations, (iv) specifies the treatment of awards in connection with a change in control, and (v) revises certain provisions regarding tax withholding intended to increase flexibility by allowing shares held by or to be issued to a participant to be used to discharge statutory tax withholding obligations at such rate as determined by the Compensation Committee (which shall in no event exceed the applicable maximum statutory tax withholding rates).
The Board of Directors (the “Board”) has unanimously adopted, subject to stockholder approval, the Amended 2010 Plan for employees and other service providers of the Company and its subsidiaries. The Amended 2010 Plan will become effective if approved by the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the Amended 2010 Plan is not approved by our stockholders, it will not become effective, the 2010 Plan will continue in effect, and we may continue to grant awards under the 2010 Plan, subject to its terms, conditions, and limitations, using the shares available for issuance thereunder.
Introduction
We designed the 2010 Plan with the intent to conform to best practices in equity compensation plans. The 2010 Plan was initially approved by stockholders on April 21, 2010, and replaced our previously expiring 2000 Equity Incentive Plan. The 2010 Plan adopted many features designed to address stockholders’ concerns related to equity incentive plans, such as prohibiting repricing, eliminating “evergreen” share replenishment features, granting only non-discounted options, and disallowing transfer of options to third parties. In the years following its adoption, the 2010 Plan has been amended and restated, most recently in 2022, to, among other things, increase the number of shares of common stock reserved for issuance.
To continue to align the long-term interests of our employees with those of our stockholders and to attract and retain the highest quality of talent in a highly competitive labor market, we have determined to amend and restate the 2010 Plan to further increase the number of shares of common stock reserved for issuance by 5,000,000 shares and also include several features that we believe are consistent with sound corporate governance practices and/or maintaining our flexibility to grant awards to our key service providers (as described above). Our request is approximately 1.4% of the total shares of common stock outstanding as of the record date. The Compensation Committee and the Board have approved and are asking you to approve the Amended 2010 Plan. Non-approval of the Amended 2010 Plan may compel the Company to increase the cash component of employee compensation, because the Company would need to replace components of compensation previously delivered in equity awards to such persons.
The Company believes that long-term equity awards are an extremely important way to attract and retain a passionate team and align employees’ interests with the Company’s stockholders. Over the past several years, the Company’s investment in the expansion of robotic-assisted surgery, including the development of da Vinci surgical systems, the development of surgical instruments and accessories, regulatory approval and compliance, expanding surgical applications, training surgeons and surgical teams, and otherwise expanding the market for our products, has resulted in strong growth in the Company’s revenue and earnings. Over the period from 2013 through 2023, the Company’s annual revenue grew from $2.3 billion to $7.1 billion; net income grew from $0.67 billion to $1.82 billion, while the Company’s cash and investments grew from $2.8 billion as of December 31, 2013 to $7.3 billion as of December 31, 2023. From January 1, 2014 through December 31, 2023, the Company has also repurchased

63.8 million shares of its outstanding common stock. The Company’s success has resulted in a significant increase in stockholder value as the Company’s market capitalization grew from $14.7 billion at December 31, 2013 to $118.9 billion at December 31, 2023, an increase of approximately 711%.
The Board believes that the Company’s success is due to its highly talented employee base and that future success depends on the ability to attract and retain high-caliber employees. The total equity awards granted to our NEOs has remained at a small percentage relative to the total equity awards granted to our employees company-wide for the last ten years. In 2023, the total equity awards granted to our NEOs was approximately 4.3% of the total equity awards granted to our employees company-wide; see “Compensation Discussion and Analysis – Long-Term Incentive Compensation” for more information on the equity awards granted to our NEOs in 2023. The Company’s engineering operations are primarily located in Silicon Valley, where it must compete with many technology companies, including high profile start-ups, for a limited pool of talented people. We also compete with other large medical device companies for a limited pool of exceptional sales and service personnel globally. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the high-quality employees it needs.
The 2009 Employment Commencement Incentive Plan (“New Hire Plan”) and the 2010 Plan are our only active employee equity plans (other than our 2000 Employee Stock Purchase Plan). The New Hire Plan expired in October 2019 and, therefore, while awards granted prior to the plan’s expiration continue to remain outstanding until their original expiration date, no additional awards may be granted under the New Hire Plan. As of February 27, 2024, the Compensation Committee anticipates that the 5,000,000 shares requested under the Amended 2010 Plan, plus 15,508,972 shares available for issuance under the 2010 Plan prior to the amendment and restatement, will enable the Company to fund its equity compensation program for employees through the date of our 2025 Annual Meeting of Stockholders, accommodating anticipated grants relating to the hiring, retention, and promotion of employees.
The Compensation Committee (which administers our equity plans) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain, and reward employees whose contributions are critical to the long-term success of the Company. The Company stresses a team approach and environment, believes that all employees should be driving a common set of goals, and believes that our employees’ interests should be aligned with the interests of our stockholders. Accordingly, all U.S. employees and nearly all non-U.S. employees are granted long-term equity awards.
In addition to the increase in the shares of common stock reserved for issuance, the Amended Plan also extends the term of the plan to March 6, 2034, adds minimum award vesting limitations, specifies the treatment of certain awards in connection with a change in control, and revises certain provisions allowing shares held by or to be issued to a participant to be used to discharge statutory tax withholding obligations at such rate as determined by the Compensation Committee (which shall in no event exceed the applicable maximum statutory tax withholding rate).
Burn Rate and Overhang
In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of equity awards granted in the year, net of cancellations, divided by the sum of the undiluted weighted-average shares of our common stock outstanding during the year plus the number of stock options, RSUs, and PSUs (measured at actual performance for any completed performance periods or target performance for any open performance periods) that have been issued and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. We granted 1,384,005 stock options, 2,462,367 RSUs, and 149,296 PSUs in 2023, and 131,566 stock options, 287,703 RSUs, and 6,225 PSUs were forfeited or canceled in 2023. As of December 31, 2023, the number of weighted-average shares outstanding was 351,247,021, and the total number of stock options, RSUs, and PSUs (measured at actual performance for any completed performance periods or target performance for any open performance periods) outstanding were 9,752,631, 4,951,211, and 217,029, respectively. For 2023, our burn rate was 1.0%. Our three-year average burn rate from 2021 through 2023 was 0.8%.
We define “overhang” as the shares subject to equity awards outstanding but not exercised, plus shares available to be granted (the “available equity award shares”), divided by the total shares of common stock outstanding. The overhang measures the potential dilutive effect of outstanding equity awards and available equity award shares.

The following table shows the details of shares available to grant as of February 27, 2024, and as of December 31, 2023, including overhang calculations, and assumes stockholders approve the Amended 2010 Plan:

	February 27, 2024	December 31, 2023
2010 Plan	15,508,972	20,692,910
Proposed shares under the Amended 2010 Plan	5,000,000	—
Total estimated shares available to grant	20,508,972	20,692,910
Options, RSUs, and PSUs (based on actual performance for completed performance periods or target performance for open performance periods) outstanding	15,576,555	14,920,871
Total overhang	36,085,527	35,613,781

Shares outstanding	353,893,200	352,299,592
Total overhang percentage	10.2%	10.1%
We believe that our burn rate and equity overhang are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes. The following table summarizes significant ranges of outstanding and exercisable options as of February 27, 2024:

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (in millions)(1)	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (in millions)(1)
$39.22 - $59.23	978,158	1.0	$55.95		978,158		$55.95
$59.46 - $78.25	911,429	2.3	$69.00		911,429		$69.00
$79.64 - $139.52	1,200,752	3.5	$109.63		1,200,752		$109.63
$143.49 - $174.26	1,050,765	5.0	$169.06		1,049,667		$169.07
$175.53 - $182.83	1,009,318	5.4	$179.99		997,495		$180.01
$182.90 - $229.39	1,278,994	5.8	$216.98		521,206		$210.44
$235.20 - $245.60	906,279	6.7	$243.83		761,654		$243.59
$249.83 - $304.67	1,237,833	5.9	$295.80		449,555		$291.79
$313.64 - $341.16	29,086	6.4	$323.28		5,872		$334.63
$347.42 - $347.42	446,289	7.4	$347.42		334,275		$347.42
Total	9,048,903	4.7	$180.98	$1,859	7,210,063	4.3	$159.60	$1,636

(1)The aggregate intrinsic value represents the total pre-tax intrinsic value, based on the Company’s closing stock price of $386.46 as of February 27, 2024, which would have been received by the option holders had all in-the-money option holders exercised their options as of that date.

Summary
A summary of the principal provisions of the Amended 2010 Plan is set forth below. The summary is qualified by reference to the full text of the Amended 2010 Plan, which is included as Exhibit A to this proxy statement.
General
•The Amended 2010 Plan has a ten-year term expiring March 6, 2034.
•The Amended 2010 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance share awards, dividend equivalents, performance bonus awards, and other performance-based awards to eligible individuals.
•110,350,000 shares of common stock were previously authorized for issuance pursuant to awards under the 2010 Plan, and we are proposing to increase the number of shares under the Amended 2010 Plan by 5,000,000.
•The number of shares of common stock requested under the Amended 2010 Plan represents approximately 1.4% of the total outstanding shares of common stock as of December 31, 2023.
•On February 27, 2024, the closing price of our common stock on the Nasdaq Global Select Market was $386.46 per share.
•The Amended 2010 Plan includes minimum award vesting limitations such that, subject to certain exceptions set forth in the Amended 2010 Plan, no award granted under the 2010 Plan shall vest earlier than the first anniversary of the date the award is granted, and no award agreement shall reduce or eliminate such minimum vesting requirement as set forth under the “Limitations on Awards and Shares Available” section below.
•The Amended 2010 Plan specifies the treatment of awards in connection with a change in control as set forth under the “Effect of Certain Corporate Transactions” section below.
•The Amended 2010 Plan revises certain provisions regarding tax withholding intended to increase flexibility by allowing shares held by or to be issued to a participant to be used to discharge statutory tax withholding obligations at such rate as determined by the Compensation Committee (which shall in no event exceed the applicable maximum statutory tax withholding rates).
Administration
The Amended 2010 Plan is administered by the Compensation Committee of the Board. The Compensation Committee may delegate to a committee of one or more members of the Board or one or more of our officers the authority to grant or amend awards to participants other than our senior executives who are subject to Section 16 of the Exchange Act, subject to certain other limitations. Unless otherwise determined by the Board, the Compensation Committee will consist solely of two or more members of the Board, each of whom is a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of the Nasdaq Stock Market (or other principal securities market on which shares of our common stock are traded).
The Compensation Committee has general authority to administer the Amended 2010 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities. However, the full Board will conduct the general administration of the Amended 2010 Plan with respect to any awards to non-employee members of the Board.
Eligibility
Persons eligible to participate in the Amended 2010 Plan include our current 11 non-employee members of the Board and approximately 13,169 employees of the Company and its subsidiaries and affiliates (including our executive officers), as determined by the Compensation Committee. While consultants are also eligible to participate in the Amended 2010 Plan, except on rare occasion, the Company does not grant awards to consultants (with only two consultants currently participating).

Limitations on Awards and Shares Available
The aggregate number of shares of common stock that may be issued or transferred pursuant to the 2010 Plan is 110,350,000 shares of common stock. If the Amended 2010 Plan is approved by the stockholders, such aggregate number of shares will be 115,350,000. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one (1) share for every one (1) share granted. Any shares that are subject to awards other than stock options or SARs that are settled in shares of common stock (“Full Value Awards”) shall be counted against this limit as 2.3 shares for everyone one (1) share granted. The shares of common stock covered by the Amended 2010 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.
To the extent that an award terminates, or expires for any reason, or an award is settled in cash without delivery of shares to the participant, then any shares subject to the award may be used again for new grants under the Amended 2010 Plan, provided that for each share subject to a Full Value Award that so terminated, expired, or settled in cash, 2.3 shares shall again become issuable under the Amended 2010 Plan. However, shares that are (i) tendered by the holder or withheld by us in satisfaction of an option exercise price or tax withholding obligations with respect to any award, (ii) subject to a stock appreciation right that are not issued in connection with a stock settlement of such right, or (iii) purchased on the open market with the cash proceeds from an option exercise will not be available for grant under the Amended 2010 Plan. Under the Amended 2010 Plan, any shares repurchased by the Company at the same price paid by the participant so that such shares are returned to the Company will again be available for awards. Additionally, the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries or affiliates (“substitute awards”) will not be counted against shares available for issuance under the Amended 2010 Plan.
The maximum aggregate number of shares of common stock that may be subject to one or more awards granted to any one participant pursuant to the Amended 2010 Plan during any calendar year is 750,000. The maximum aggregate amount of cash that may be paid with respect to one or more awards payable in cash that may be granted to any one person pursuant to the Amended 2010 Plan during any calendar year is $2,000,000. The aggregate grant date fair value of awards granted under the Amended 2010 Plan to any non-employee director in any calendar year in respect of such director’s service as a member of our Board or any Board committee during such year shall not exceed $750,000.
Subject to the terms of the Amended 2010 Plan, no award (or portion thereof) granted under the Amended 2010 Plan shall vest earlier than the first anniversary of the date the award is granted, and no award agreement shall reduce or eliminate such minimum vesting requirement. However, notwithstanding the foregoing, the minimum vesting requirement shall not apply to (a) any substitute awards, (b) any awards delivered in lieu of fully-vested cash-based awards (or other fully-vested cash awards or payments), (c) any awards to non-employee directors for which the vesting period runs from the date of one annual meeting of stockholders to the next annual meeting of stockholders and which is at least 50 weeks after the immediately preceding year’s annual meeting, or (d) any other awards granted by the administrator from time to time that result in the issuance of an aggregate of up to 5% of the aggregate number of shares available for issuance under the Amended 2010 Plan as of the effective date. In addition, the administrator may provide that such one-year vesting restrictions may lapse or be waived upon the holder’s termination of service and/or in connection with a change in control.

Awards
The Amended 2010 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, SARs, restricted stock awards, restricted stock units, performance share awards, dividend equivalents, performance bonus awards, and other performance-based awards to eligible individuals. Certain awards under the Amended 2010 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended 2010 Plan are or will be set forth in award agreements, which detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards are generally settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Amended 2010 Plan, except as set forth below under “New Plan Benefits.” See the “2023 Summary Compensation Table” and “2023 Grants of Plan-Based Awards Table” in this Proxy Statement for information on prior awards to our NEOs identified in those tables.
Stock Options. Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Amended 2010 Plan. The option exercise price of all stock options granted pursuant to the Amended 2010 Plan will not be less than 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event may a stock option have a term extending beyond ten years after the date of grant. Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of Company stock, however, shall have an exercise price that is not less than 110% of the fair market value of the common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.
Stock Appreciation Rights. Stock appreciation rights may also be granted under the Amended 2010 Plan. Stock appreciation rights typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price per share, which will be no less than 100% of the fair market value of our common stock on the date of grant. SARs may be exercised as determined by the Compensation Committee, but in no event may a SAR have a term extending beyond ten years after the date of grant. Upon exercise of a SAR, payment may be made in cash or check or other property acceptable to the Compensation Committee.
Restricted Stock and Restricted Stock Units. Restricted stock is an award of nontransferable shares of our common stock that remains forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Holders of restricted stock will have voting rights and will have the right to receive dividends; however, dividends may not be paid until the applicable shares of restricted stock vest. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant if the plan administrator permits such a deferral.
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards. Dividend equivalents are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed, or expires, as determined by the plan administrator. The Amended 2010 Plan requires that any dividend equivalents be paid only to the extent the underlying award vests.
Performance Awards. Performance awards include any of the awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals. Performance awards may include any of the awards enumerated in this summary or other incentive awards paid in cash or stock.
The Compensation Committee will determine the methods by which payments by any award holder with respect to any awards may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares (including in the case of payment of the exercise price of an award, shares issuable pursuant to the exercise of the award) or shares held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences, in each case, having a fair market value on the date of delivery equal to the aggregate payments required; or (3) other property acceptable to the Compensation Committee (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise or vesting of an award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required, provided that payment of such proceeds is then made to us upon settlement of such sale). However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method that would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act.
No Repricing
In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) shall the administrator (i) authorize the amendment of any outstanding stock option or SAR to reduce its price per share, or (ii) cancel any option or SAR in exchange for cash or another award when the stock option or SAR price per share exceeds the fair market value of the underlying shares.
Transferability
Generally, awards granted under the Amended 2010 Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, subject to the consent of the Compensation Committee, pursuant to a domestic relations order. Generally, stock options and SARs will be exercisable during a participant’s lifetime only by him or her, unless it has been disposed of pursuant to a domestic relations order; after the death of a participant, any exercisable portion of an option or SAR may be exercised by his personal representative or by any person empowered to do so under the deceased participant’s will or under the then applicable laws of descent and distribution. However, the Compensation Committee has the authority to permit a participant to transfer an award other than an incentive stock option to a permitted transferee, subject to the terms and conditions in the Amended 2010 Plan. In no event may an award be transferable for consideration absent stockholder approval.
Withholding
With respect to the issuance, vesting, exercise, settlement, or other taxable event related to any award, the Company or any affiliate has the right to deduct or withhold, or require any participant to remit to the Company, an amount sufficient to satisfy applicable withholding tax obligations. Shares held by or to be issued to a participant may be used to discharge minimum statutory tax withholding obligations (or such higher rate as determined by the Compensation Committee, which shall in no event exceed the applicable maximum statutory tax withholding rate).
Adjustment Provisions
Certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend, or certain recapitalizations may affect the share price of our common stock (which transactions are referred to collectively as “equity restructurings”). In the event that an equity restructuring occurs, the class, number of shares, and exercise or grant price of outstanding awards will be equitably adjusted, and the plan administrator will make such further equitable adjustments as it may deem appropriate to reflect the equity restructuring with respect to the aggregate number and kind of shares that may be issued under the Amended 2010 Plan. Other types of transactions may also affect our common stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring and the plan administrator determines that an adjustment to the plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the Amended 2010 Plan, the plan administrator will equitably adjust the Amended 2010 Plan as to the class of shares issuable and the maximum number of shares of our stock subject to the Amended 2010 Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, will adjust any outstanding awards as to the class, number of shares, and price per share of our stock in such manner as it may deem equitable and may provide for the cash-out, substitution, assumption, or acceleration of outstanding awards.
Effect of Certain Corporate Transactions
For purposes of the Amended 2010 Plan, a “change in control” generally means certain transactions in which a person acquires 50% or more of our total voting power; certain changes in the composition of our Board of Directors over a two-year period; a merger or consolidation, other than a merger or consolidation that would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by our voting securities or such surviving entity’s voting securities outstanding immediately after such merger or consolidation (or the voting securities of the parent of the entity which survives such merger or consolidation); a sale or disposition of all or substantially all of our assets, subject to certain exceptions; or approval by our stockholders of a plan of complete liquidation. Notwithstanding the foregoing, in the event of a change in control in which awards are not assumed, continued, or substituted by the successor entity or parent thereof, as of the effective time of such change in control, any time-based awards will fully vest and become exercisable. In addition, in the event of a change in control, any performance-based awards will become vested at the greater of target and actual achievement of the applicable performance goals as of such change in control unless specifically provided otherwise under the applicable award agreement or as otherwise determined by the plan administrator.
Amendment and Termination
The Compensation Committee or our Board of Directors may terminate, amend, or modify the Amended 2010 Plan at any time; however, stockholder approval will be obtained for any amendment to increase the number of shares available under the Amended 2010 Plan. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the Amended 2010 Plan in connection with certain changes in capital structure, no option, SAR, cash, or other award may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.
In no event may an award be granted pursuant to the Amended 2010 Plan on or after the tenth anniversary of the date the Board approved the Amended 2010 Plan.
Federal Income Tax Consequences
The following is a general summary under current U.S. law of the material federal income tax consequences with respect to the Amended 2010 Plan. This summary deals with the general U.S. tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state, and local income taxes, as well as gift and estate tax considerations, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality, and the summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances.
With respect to nonqualified stock options, we are generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options, and the tax consequences described for nonqualified stock options will apply.
The current federal income tax consequences of other awards authorized under the Amended 2010 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant); and stock-based performance awards, dividend equivalents, and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.
Certain awards under the Amended 2010 Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A of the Code or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to who the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A of the Code, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.
New Plan Benefits
As of February 27, 2024, 52,765,817 shares subject to option awards, 24,878,859 RSUs, and 326,388 PSUs (based on the target shares of common stock subject to PSUs) had been granted pursuant to the 2010 Plan. Beginning in 2024, the Compensation Committee no longer intends to grant equity awards in the form of stock options under the 2010 Plan. Awards, if any, to be granted to officers, employees, and consultants pursuant to the Amended 2010 Plan will be determined from time to time by the Compensation Committee in its discretion and are not presently determinable, other than annual awards made to our directors pursuant to our non-employee director compensation program, as set forth in the table below. For additional detail on the compensation to our non-employee directors, refer to “Compensation for Directors” above.

Name and Position	Dollar Value of RSUs ($) (1)	Grants of RSUs (#)
All current non-executive directors as a group	$2,915,000	*

(*)The number of RSUs granted will be determined by taking the RSU Value and dividing by the 60 trading-day average closing price of the Company’s common stock reported by Nasdaq through the last trading day of the month prior to the date of grant.
(1)Dollar values represent the aggregate target value of the RSU awards to be granted to our non-employee directors.

Awards Granted Under the 2010 Plan
The following table shows the number of options, RSUs, and PSUs granted under the 2010 Plan as of February 27, 2024 to certain individuals and certain groups of individuals.

Name	Stock Options	RSUs	PSUs (2)
2023 NEOs
Gary S. Guthart, Ph.D.	1,112,101	218,189	50,935
Jamie E. Samath	152,180	65,433	19,258
David J. Rosa	819,767	176,616	40,013
Bob DeSantis	168,966	114,171	19,781
Henry L. Charlton	265,994	87,440	18,495
All current executive officers as a group (1)	3,929,505	1,067,358	210,062
All current non-executive directors as a group	90,896	93,310	—
Nominees for election as a director
Craig H. Barratt, Ph.D.	12,540	17,155	—
Joseph C. Beery	7,126	2,371	—
Lewis Chew	—	—	—
Amal M. Johnson	9,484	15,961	—
Sreelakshmi Kolli	722	240	—
Amy L. Ladd, M.D.	8,776	2,920	—
Keith R. Leonard, Jr.	9,484	9,535	—
Jami Dover Nachtsheim	9,484	5,692	—
Monica P. Reed, M.D.	4,828	1,606	—
Mark J. Rubash	9,484	15,961	—
Associate of any such directors, executive officers, or nominees	—	—	—
Other persons who received or is to receive 5% of such options or rights	—	—	—
All non-executive officer employees as a group	48,745,416	23,718,191	116,326

(1)Includes options, RSUs, and PSUs granted under the 2010 Plan to date to our NEOs, as well as to Mark P. Brosius, Myriam J. Curet, Gary H. Loeb, Brian E. Miller, and Marshall L. Mohr, who are also executive officers of the Company.
(2)The number of PSUs granted under the 2010 Plan to date is shown based on the target shares of common stock subject to PSUs.
Vote Required
Approval of the 2010 Plan requires the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
Recommendation of the Board

The Board recommends that stockholders vote FOR the amendment and restatement of the Amended and Restated 2010 Incentive Award Plan.

PROPOSAL NO. 5
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED INTUITIVE SURGICAL, INC.
2000 EMPLOYEE STOCK PURCHASE PLAN
General
We are asking you to approve the amendment and restatement of the Amended and Restated Intuitive Surgical, Inc. 2000 Employee Stock Purchase Plan (the “Amended ESPP”), which increases the shares of common stock reserved for issuance under the Amended ESPP, as previously amended and restated effective February 2, 2017 (the “ESPP”), by 4,000,000 shares from 22,770,945 shares, thereby increasing the total number of shares reserved for issuance to 26,770,945.
The Board has unanimously adopted, subject to stockholder approval, the Amended ESPP for employees of the Company and any present or future parent or subsidiary corporations of the Company. The Amended ESPP will become effective if approved by the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the Amended ESPP is not approved by our stockholders, it will not become effective, the ESPP will continue in effect, and we may continue to issue awards under the ESPP, subject to its terms, conditions, and limitations, using the shares available for issuance thereunder.
The purpose of the Amended ESPP is to provide our employees the opportunity to purchase common stock of the Company through accumulated payroll deductions on periodic purchase dates. The Amended ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The Amended ESPP is an important component of the benefits package that we offer to our employees. We believe that it is a key factor in retaining existing employees, recruiting new employees, and aligning and increasing the interest of all employees in the success of the Company. The Compensation Committee and the Board have approved and are asking you to approve the Amended ESPP.
Background on Share Request
The Board believes that the Amended ESPP is an important component of the Company’s overall portfolio of employee benefits and serves as a valuable incentive in further aligning the Company’s employees’ interests with those of its stockholders. Therefore, the Board believes that it is in the Company’s and the stockholders’ best interests to ensure that the Amended ESPP has access to a sufficient number of shares of common stock to allow the Amended ESPP to continue to operate without restriction or interruption for at least the next five years.
Based on current employee participation rates in the ESPP, the Company expects that the number of shares allocated for issuance under the ESPP will be exhausted during 2025. Therefore, the Board proposes to amend and restate the ESPP to allow for the issuance of an additional 4,000,000 shares of common stock under the Amended ESPP, which it has determined is reasonable and appropriate at this time. In addition, as of January 31, 2024, a total of 1,470,908 shares were available for future purchases under the ESPP and employees purchased a total of 536,335 shares under the ESPP during 2023. The proposed increase in the number of shares authorized for issuance under the Amended ESPP represents approximately 1.1% of the Company’s outstanding common stock as of January 31, 2024.
Summary of the Employee Stock Purchase Plan
The principal features of the Amended ESPP are summarized below. The following summary of the Amended ESPP does not purport to be a complete description of all of the provisions of the Amended ESPP but is qualified in its entirety by reference to the complete text of the Amended ESPP, which is attached as Exhibit B to this proxy statement.
Administration. The Amended ESPP will be administered by our Compensation Committee, which has broad authority to construe the Amended ESPP and to make determinations with respect to the terms and conditions of each offering period under the Amended ESPP, purchase rights, and other matters pertaining to plan administration.
Common Stock Reserved for Issuance under the Amended ESPP. The ESPP currently authorizes the sale of a maximum of 22,770,945 shares of common stock. If the Amended ESPP is approved by our stockholders, then the maximum number of shares of common stock available for sale under the Amended ESPP will be 26,770,945. If any option to purchase shares under the Amended ESPP terminates without having been exercised, the shares not purchased under such option will again be available for issuance under the Amended ESPP. The common stock made available for sale under the Amended ESPP may be unissued shares or shares that have been bought on the open market at prevailing market prices or otherwise.
Participating Affiliates. The plan administrator may designate certain of our present or future parent or subsidiary corporations as participating affiliates in the Amended ESPP and may change these designations from time to time.
Eligible Employees. Our employees and those of our designated participating affiliates are generally eligible to participate in the Amended ESPP; however, employees who would own 5% or more of the total combined voting power or value of all classes of our stock or the stock of one of our subsidiaries after the granting of an option under the Amended ESPP are not allowed to participate in the Amended ESPP. However, consistent with Section 423 of the Code, as applicable, the plan administrator may provide that other groups of employees, including, without limitation, those customarily employed by us for 20 hours per week or less or five months or less in any calendar year, will not be eligible to participate in the Amended ESPP.
As of January 31, 2024, there were approximately 10 current executive officers and 7,225 current non-executive officer employees who would be eligible to participate in the Amended ESPP. Non-employee directors and consultants are not eligible to participate in the Amended ESPP.
Participation. Under the terms of the Amended ESPP, eligible employees may generally elect to contribute and apply to the purchase of shares of up to 15% of their eligible earnings during an offering period (or such other maximum dollar amount as the plan administrator may determine). Options granted under the Amended ESPP are exercisable on specified exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period. Participants may not accrue the right to purchase stock under the Amended ESPP with a fair market value exceeding $25,000 in any calendar year (measured on the first day of the offering period) in which options are outstanding. Participation in the Amended ESPP is voluntary.
Offering Periods. Under the Amended ESPP, employees are offered the option to purchase discounted shares of common stock during offering periods designated by the plan administrator. Generally, each offering period will be 24 months long and shall be divided into four shorter purchase periods of approximately six (6) months in duration. Options are granted on the first day of each purchase period and are automatically exercised on the last trading day of each purchase period. Employees may enroll in only one offering at a time. The plan administrator may establish a different term for one or more offering periods, not to exceed 27 months, or different beginning and ending dates for any offering period.
Share Purchases. The purchase price of the shares under the offering shall be the lesser of 85% of the fair market value of the shares on the first day of an offering period in which a participant is enrolled and 85% of the fair market value of the shares on the purchase date, in each case rounded up to the nearest whole cent per share. On January 31, 2024, the closing price of our common stock on the Nasdaq Global Select Market was $378.22 per share.
Unless a participant has previously canceled his or her participation in the Amended ESPP and elected to withdraw all of the funds then credited to his or her Amended ESPP account, an amount equal to the amount credited to his or her Amended ESPP account will be used to purchase the maximum number of whole shares of common stock that can be purchased based on the amount credited to such participant’s account on the purchase date, subject to individual and aggregate share limitations under the applicable offering period established by the plan administrator. No fractional shares will be issued.
A participant may increase or reduce his or her payroll deductions to the extent provided by the plan administrator in the offering.
A participant may withdraw from an offering and receive his or her accumulated payroll deductions from the offering (reduced to the extent, if any, such deductions have been used to acquire shares for the participant on any prior purchase dates), without interest, or reduce his or her participation percentage to zero, at any time prior to the end of the offering, except as provided by the plan administrator, by delivering a withdrawal notice to the Company in such form as the Company provides.
Termination of Eligibility and Transferability. If a participant ceases to be an eligible employee for any reason during an offering period, he or she will be deemed to have elected to withdraw from the Amended ESPP, and any amounts credited to the participant’s Amended ESPP account will be returned to the participant. Options granted under the Amended ESPP are not transferable other than by will, the laws of descent and distribution, or by a beneficiary designation pursuant to the terms of the Amended ESPP and are exercisable only by the participant during the participant’s lifetime.

Adjustments. In the event of any stock dividend, stock split, combination or reclassification of shares, or any other increase or decrease in the number of shares of common stock under the Amended ESPP or subject to any option effected without receipt of consideration, the plan administrator will equitably adjust the number of shares authorized for issuance and outstanding options under the Amended ESPP as determined appropriate by the plan administrator.
If there is (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation where the Company is not the surviving corporation, or (iii) a reverse merger where the Company’s outstanding shares are converted by virtue of the merger into other property even if the Company is the surviving corporation, each outstanding option under an ongoing purchase period shall be assumed or a similar right substituted by the successor corporation or acquiring corporation. If the successor corporation or acquiring corporation refuses to assume or substitute for the outstanding options under the Amended ESPP, then, the Board, as determined in its sole discretion, may continue the options to purchase shares in full force and effect or the participants’ accumulated payroll deductions may be used to purchase shares immediately prior to a transaction described above under the ongoing offering period and the participants’ options under the ongoing offering period thereafter terminate.
Insufficient Shares. If the total number of shares of common stock which are to be purchased under outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Amended ESPP, the plan administrator will make a pro rata allocation of the available shares on a uniform and equitable basis and, unless additional shares are authorized under the Amended ESPP, no further offering periods will take place.
Amendment or Termination of the Amended ESPP. The Board may amend, modify or terminate the Amended ESPP at any time. However, an Amended ESPP amendment will be subject to stockholder approval to the extent it is required by applicable laws, including Section 423 of the Code. A participant’s options and obligations under any options granted before the amendment of the Amended ESPP will not be impaired by any amendment to the Amended ESPP, except as provided in the Amended ESPP, with the consent of such participant, or if it is necessary to comply with any laws or governmental regulations.
U.S. Federal Income Tax Consequences
The following is a general summary under current law of the material federal income tax consequences to an employee who participates in the Amended ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local, and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant’s personal circumstances. This summarized tax information is not tax advice, and a participant of an award should rely on the advice of his or her legal and tax advisors.
The Amended ESPP, and the right of participants to make purchases thereunder, is intended to qualify for special tax treatment under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Amended ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased (the “Grant Date”) and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will generally recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) the excess of the fair market value of the shares on the date the Company granted the option over the purchase price paid for the shares, determined assuming that the option was exercised on the Grant Date. Any additional gain will be treated as a capital gain.
If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will generally recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be a long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.
We are entitled to a deduction to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits
Because the number of shares that may be purchased under the Amended ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.
Awards Granted Under the ESPP
As of January 31, 2024, the number of shares purchased pursuant to options granted at any time under the ESPP to date to Dr. Guthart and Mr. Samath, Mr. Rosa, Mr. DeSantis, and Mr. Charlton were 0; 3,631; 96,433; 3,550; and 46,348 shares, respectively; by all current executive officers as a group was 185,485 shares; by all current directors who were not executive officers as a group was 0; by each nominee for election as a director was 0; by each associate of any of such directors, executive officers, or nominees was 0; by each other person who received 5 percent of such options or rights was 0; and by all employees who were not executive officers as a group was 21,114,552 shares.
Vote Required
Approval of the Amended ESPP requires the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
Recommendation of the Board

The Board recommends that stockholders vote FOR the amendment and restatement of the Amended and Restated 2000 Employee Stock Purchase Plan.

PROPOSAL NO. 6
STOCKHOLDER PROPOSAL REQUESTING A RACIAL AND GENDER PAY GAP REPORT
The Company has been advised that a stockholder, Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758-7413, owner of 18 shares of our common stock, intends to present the following stockholder proposal at the Annual Meeting through her designees, John Chevedden and James McRitchie. If the stockholder (or her “qualified representatives”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the stockholder proposal is presented below as submitted by the stockholder and is quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.
Resolved: Myra K. Young of CorpGov.net, requests Intuitive Surgical, Inc (Intuitive) report annually on unadjusted median and adjusted pay gaps across race and gender globally and/or by country, where appropriate, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy, and legal compliance information.
Racial/gender pay gaps are the difference between non-minority and minority/male and female median earnings expressed as a percentage of non-minority/male earnings.
Supporting Statement: An annual report adequate for investors to assess performance would integrate base, bonus and equity compensation to calculate:
■percentage median gender pay gap, globally and/or by country
■percentage median racial/minority/ethnicity pay gap, U.S. and/or by country.
Pay inequities persist across race and gender. They pose substantial risks to companies and society. Black workers’ hourly median earnings represent 77% of white wages. Median income for women working full time is 84% of that of men.1 Intersecting race, Black women earn 76% and Latina women 63%.2 At the current rate, women will not reach pay equity until 2059, Black women 2130, and Latina women 2224.3
Citigroup estimated closing minority and gender wage gaps 20 years ago could have generated 12 trillion dollars in additional national income.4 PwC estimates closing the gender pay gap could boost OECD economies by $2 trillion annually.5
1 https://www.nationalpartnership.org/our-work/resources/economic-justice/fair-pay/americas-women-and-the-wage-gap.pdf
2 https://www.census.gov/data/tables/time-series/demo/income-poverty/cps-pinc/pinc-05.html - par_textimage_24
3 https://iwpr.org/iwpr-publications/quick-figure/the-gender-pay-gap-1985-to-2020-with-forecast-for-achieving-pay-equity-by-race-and-ethnicity/
4 https://ir.citi.com/NvIUklHPilz14Hwd3oxqZBLMn1_XPqo5FrxsZD0x6hhil84ZxaxEuJUWmak51UHvYk75VKeHCMI%3D
5 https://www.pwc.com/hu/en/kiadvanyok/assets/pdf/women-in-work-2021-executive-summary.pdf

Minorities represent 54.7% of Intuitive’s United States workforce and 19.8% of VP leadership. Figures for women are 37.2% and 25%, respectively.6 Actively managing pay equity is linked to superior stock performance and return on equity.7
Best practice includes both:
1.Unadjusted median pay gaps, assessing equal opportunity to high-paying roles, and
2.Statistically adjusted gaps, assessing whether minorities and non-minorities, men and women, are paid the same for similar roles.
Intuitive reports statistically adjusted gaps but ignores unadjusted gaps, which address structural bias women and minorities face regarding job opportunity and pay, particularly when men hold most higher paying jobs. While Intuitive reports diversity data, median pay gaps show, quite literally, how Intuitive assigns value to employees through the roles they inhabit and pay they receive. Median gap reporting also provides a digestible and comparable data point to determine progress over time.
Racial and gender unadjusted median pay gaps are accepted as the valid way of measuring pay inequity by the United States Census Bureau, Department of Labor, OECD, and International Labor Organization.8 The United Kingdom and Ireland mandate disclosure of median pay gaps.
An increasing number of companies, including peers Pfizer and Thermo Fisher, disclose unadjusted gaps to address the structural bias women and minorities face regarding job opportunity and pay.9
Pay Equity Affirms Human Rights and Increases Long-Term Shareholder Value
Vote FOR Racial and Gender Pay Gap Report — Proposal 6

6 https://www.intuitive.com/en-us/-/media/ISI/Intuitive/Pdf/2022-intuitive-esg-report.pdf
7 https://www.mckinsey.com/capabilities/people-and-organizational-performance/our-insights/promoting-gender-parity-in-the-global-workplace ; https://www.issgovernance.com/file/publications/ISS-ESG-Gender-Diversity-Linked-to-Success.pdf
8 https://static1.squarespace.com/static/5bc65db67d0c9102cca54b74/t/622f4567fae4ea772ae60492/1647265128087/Racial+Gender+Pay+Scorecard+2022+-+Arjuna+Capital.pdf
9 https://diversiq.com/which-sp-500-companies-disclose-gender-pay-equity-data/

BOARD STATEMENT IN OPPOSITION
The Board has considered this proposal and unanimously recommends that stockholders vote against it. Intuitive already maintains well-established approaches and commitments to fair, competitive, and transparent pay practices for our employees at every level and undertakes many initiatives designed to ensure employees are paid equitably. Our continued success depends on the collective strengths of our employees, and we are dedicated to attracting, retaining, and rewarding the performance of our diverse workforce to best meet the needs of our customers and the patients they serve. We build principles of pay equity into our performance management process and conduct pay equity reviews regularly, including with Board oversight, to help us understand whether our compensation structure is appropriate and to identify potential improvements. The results of our most recent pay equity audit, published in our Annual Report on Form 10-K and 2023 ESG Report and discussed below, demonstrate Intuitive’s commitment to pay equity. These results include thorough statistical reporting on pay equity and workforce diversity.
Given the Company’s strong programs, practices, and oversight and its robust disclosure concerning pay equity, the Board has carefully considered this proposal and believes that the adoption of this proposal is not in the best interests of the Company’s stockholders. The adoption of the proposal would not enhance Intuitive’s comprehensive commitment to pay equity as part of our broader commitment to inclusion and diversity across our workforce, and it would not provide a practical or useful supplement to the information already available to our stockholders. Furthermore, it is unnecessary and would lead to an imprudent diversion of resources from the significant work we are already doing. Accordingly, the Board unanimously recommends a vote AGAINST this proposal for the reasons set forth below.
We are committed to fairly and equitably compensating our employees, and our executive team and Board support this commitment.
At Intuitive, our policy is to employ, retain, promote, and otherwise treat all employees equitably based on merit, qualifications, and competence. Our Commitment to Pay Equity Statement, which can be found at https://www.intuitive.com/enus/-/media/ISI/Intuitive/Pdf/intuitive-pay-equity-statement-1058021.pdf, emphasizes our commitment to pay fairness and opportunity for all of our employees, regardless of gender, race/ethnicity, or any other protected characteristics, as well as our processes and initiatives in support of that commitment.
To help ensure consistency in compensation among employees who occupy jobs of similar scope and complexity, our compensation programs set pay targets by job family and job level using well-established market data and surveys that are standard for benchmarking within and across specific industries. Individual pay decisions are based on numerous factors, including job performance, experience, skills and abilities, location, and scope and internal value of the job. We design our compensation programs to minimize disparate treatment based on gender, race/ethnicity, or any other protected characteristics.
We have several policies and practices in place that reinforce our commitment to fair and equitable compensation for all employees.
We utilize a robust annual global process to review all employees’ performance and pay. We provide managers with data on where an employee’s pay is relative to the job-specific, market-aligned range for peers, as well as training on making compensation recommendations, which reflect the job-specific, market-based salary range and individual performance, as well as experience in the role. Employees are encouraged to share pay equity concerns with management and Human Resources, or confidentially through our reporting hotline.
We conduct pay equity reviews regularly to help us understand whether our compensation structure is appropriate and identify potential improvements. In addition, we utilize a robust review process with an independent consulting firm for gender and race/ethnicity, hiring, promotion, and pay equity to determine whether any statistically significant pay differences exist between gender identities and between the various race/ethnicity categories. If we identify pay disparities, we evaluate further to determine whether remedial adjustments are appropriate.
In 2023, we worked with an independent consulting firm to conduct a comprehensive pay equity audit for our full-time U.S. workforce, including adjustments for job role and location among other factors. We found that our adjusted pay gap relative to U.S. self-identified gender was female employees earn 99.3% of male employees. Our adjusted pay gap relative to U.S. self-identified race/ethnicity was employees who identify as non-white earn 100.0% of employees who identify as white. Under our analysis and consistent with last year, neither of these findings reflects statistically significant differences given our population size. This is the second year we have conducted this analysis. We are proud to have strong pay practices and policies in place that have helped us to achieve this level of pay equity. These measures provide insight into our efforts to provide fair compensation and opportunity and demonstrate that pay decisions are based on non-discriminatory factors, such as an employee’s job role and location.
The proposed unadjusted global and/or country-by-country median pay gap metric, as requested in the proposal, does not reflect how our Company measures and monitors our progress in advancing women and people of color and increasing their representation in leadership roles within our Company. We believe the requested median pay gap metric is at best confusing and at worst misleading, because it primarily reflects the distribution of employees with different skill sets across different job markets (including higher- and lower-paid geographies) and functions (including higher- and lower-paid job categories and role types). For example, if a company had a significant concentration of employees in lower-cost geographies with high male representation, it could lead to a low gender pay gap on a global or country-by-country basis. In turn, efforts by that company to increase its female representation in these lower-cost geographies would result in a higher gender pay gap, which does not provide support or incentive for the appropriate actions and policies. An adjusted pay gap metric, on the other hand, accounts for factors that impact pay, including a company’s structure, such as geographic location, distribution of businesses, labor markets and geographies, different job categories and role types, and female- or male-dominated employee populations.
Although the proposal’s request for unadjusted median pay gap disclosure may be intended to provide transparency with respect to pay equity and equal opportunity, such information does not demonstrate whether our women and racial and ethnic minority employees are being paid fairly for the roles that they are doing. We believe this median statistic does not accurately depict gender representation or fairness at Intuitive’s various locations around the world. Our shareholders can find information about the percentage representation of women and U.S. racial and ethnic minority employees in our workforce on our website (at https://www.intuitive.com/en-us/about-us/company/inclusion-diversity/fair-practices) and in our 2023 ESG Report. We have additionally published our U.S. 2022 EEO-1 Report on our website (at https://www.intuitive.com/en-us/-/media/ISI/Intuitive/Pdf/Intuitive-2022-Consolidated-EEO-1-Report.pdf).
We are committed to transparency and meaningful disclosure, and already disclose substantial information regarding the diversity of our workforce and our progress toward increasing leader and employee representation.
We believe the most relevant information for the Company and shareholders to track our progress in increasing the gender and racial/ethnic diversity in our workforce is to measure actual representation. To that end, we annually disclose the percentage representation of women globally and people of color in the United States and its trend over time in our annual proxy statement and ESG Report. We have also disclosed our year-end 2023 U.S. racial/ethnic mix in the 2023 ESG Report and on our website.
•At the director and manager levels, globally, representation of women was 32.0% in 2023, a slight decrease from 32.1% in 2022 and an increase from 30.1% in 2021, and, in the U.S., representation of people of color was 46.2% in 2023, an increase from 44.7% in 2022 and 43.9% in 2021.
•At the VP level or above, globally, representation of women was 25.7% in 2023, an increase from 25.0% in 2022 and 22.9% in 2021, and, in the U.S., representation of people of color was 21.3% in 2023, an increase from 19.8% in 2022 and 20.4% in 2021.
•At the end of 2023, our U.S. racial/ethnic mix was 43.6% White, 35.7% Asian, 11.5% Hispanic/Latino, 5.3% Black, and 3.8% other groups. At the director and manager levels, it was 53.8% White, 30.9% Asian, 8.3% Hispanic/Latino, 3.9% Black, and 3.0% other groups. At the VP level or above, it was 78.7% White, 11.5% Asian, 4.9% Hispanic/Latino, 2.5% Black, and 2.5% other groups.
•On our Board, 42% are women while 33% self-identify as African American, Hispanic, or Middle Eastern/Asian. We believe that maintaining a mix of backgrounds and experience on our Board is vital to understanding, meeting, and reflecting the needs of our diverse stakeholders and committing to increasing leadership diversity.
We publish these population metrics in our ESG Report annually and will continue to use the data to inform decisions that move us toward greater inclusion.

Our inclusion and diversity initiatives and disclosures, including the pay equity data published in our 2023 ESG Report, demonstrate a strong commitment to pay equity and increasing inclusion and diversity at all levels of the Company and within the healthcare sector more broadly.
Consistent with the research cited in the proposal, Intuitive is committed to empowering our employees from every background to fully contribute toward our shared purpose of expanding the potential of physicians to heal without constraints. In partnership with our dedicated Vice President, People Experience and Inclusion and Diversity, the I&D Council is a key driver for our I&D goals, strategy, and progress. Established in 2016, the I&D Council is composed of cross-functional leaders engaged in building our culture of inclusion. In addition, as part of the Board’s oversight of corporate strategy, the Board and its committees also regularly review and discuss with management Intuitive’s strategies and progress relating to these values. The Board and Compensation Committee receive regular updates including from our Vice President, People Experience and Inclusion and Diversity and others, whose work aids in the hiring, development, and retention of world-class talent, at all levels, that reflect our customers and their patients.
As part of our I&D strategy, we strive to increase leader and employee representation to better reflect the talent pools available through diverse talent sourcing, strengthening our hiring process rigor and training, and thoughtful succession and talent planning. Open positions are posted for anyone to apply, and we determine the level and code for the positions before posting based on business needs. Employees and other applicants choose the positions to which they apply based on assessment of their own experience, skills, abilities, and interests. In 2023, we continued to expand our capabilities to recruit and hire top candidates from traditionally underrepresented groups in our full-time, contingent worker, and intern populations. Our internship program also provides mentorship opportunities for existing employees. In addition, we continued to implement our required “License to Hire” training for hiring managers and interview teams. This on-demand training includes ways to prevent bias in the interview process, as well as how to apply consistency and rigor in candidate selection. We continue to implement new systems and practices to increase the diversity of candidate slates and streamline our interview practices to improve the diversity of our talent pipeline and enhance the interview experience.
We strive to create an environment in which employees from all backgrounds feel welcome, supported, and valued, and our senior leaders play an important role in that effort. In 2023, we rolled out Inclusive Leadership training to our VP-and-above population. Approximately 91% of our VPs participated in this live training program. In a 2022 global employee survey, 90% of respondents agreed with the statement “I feel I belong at Intuitive” and “My direct manager is committed to supporting an inclusive environment.” In a separate 2022 unaided survey, employees listed “innovative,” “collaborative,” and “inclusive” as the top three words to describe our corporate culture. Our employee efforts include providing development opportunities for employees at all levels, supporting employee resource groups for underrepresented identities, inclusion training and education, leader support, thoughtful facilities planning to ensure an accessible experience for all employees, and offering compelling benefits that are oriented to the needs of our workforce.
Through our volunteer-led Employee Resource Groups (“ERGs”), we provide community and support for employees who are members of a recognized minority group within the workforce, based on gender/gender identity, sexual orientation, race/ethnicity, disability, or military veteran status. ERGs are open to all employees and host events to cultivate an inclusive culture, provide education and awareness, and support recruiting and retaining employees from diverse backgrounds. Professional development opportunities for ERG members in 2023 included quarterly interactive virtual workshops and individual executive coaching for ERG leaders.
We support our customers’ efforts to build diverse, equitable, and inclusive environments and equity in health access. As a result, we take action through our customer events, ERGs, and other initiatives to positively impact the broader healthcare and medical technology workforce. As one example, the Women in da Vinci Surgery Symposium is a platform to connect women surgeons and hospital executives. We share our inclusion and diversity principles with our major supply chain providers and ask them to conform to fair business practices throughout their operations. We ask our suppliers to self-certify their size and diversity and report on small business spend annually. We also continue to partner with organizations including Disability:IN and Catalyst to invest in diversity at Intuitive and our industry more broadly.

We remain committed to promoting diversity in the workplace as evidenced by the ongoing efforts described above. This proposal calls for the creation of a report that would not enhance the Company’s commitment to pay equity, inclusion, and diversity.
We believe that the adoption of this proposal is unnecessary, as it would not enhance Intuitive’s established commitment to pay equity, inclusion, and diversity or provide our stockholders with meaningful new disclosures. As discussed above, we are committed to pay equity, diverse leadership representation, and fairness, and we have strong programs and practices supporting this commitment, including Board oversight. In addition, we already publicly disclose robust information regarding our pay equity practices, including the results of our 2023 pay equity audit, as well as regarding the diversity of our workforce and our efforts to attract and develop women and racially and ethnically diverse employees. We remain fully committed to ongoing efforts to promote diversity and foster an inclusive environment for all employees.
Vote Required
Approval of Proposal No. 6 requires the affirmative vote of a majority of the shares present in person, virtually online, or represented by proxy and voting at the Annual Meeting and entitled to vote on the proposal.
Recommendation of the Board

The Board unanimously recommends that stockholders vote AGAINST this proposal.

OTHER INFORMATION
Other Matters at the 2024 Annual Meeting of Stockholders
We do not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
Security Holder Communication with Board Members
Any holder of our securities may contact our Board or a specified individual director by writing to the attention of our Board or a specified individual director and sending such communication to our investor relations department at our executive offices as identified in this Proxy Statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:
•The name, mailing address, and telephone number of the security holder sending the communication.
•The number and type of our securities owned by such security holder.
•If the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.
Our investor relations department will forward all appropriate communications to our Board or individual members of our Board as specified in the communication. Our investor relations department may (but is not required to) review all correspondence addressed to our Board, or any individual member of our Board, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from our Company or any of our operating units. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.
Company Website
References to our Company website are made throughout this Proxy Statement. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

NON-GAAP FINANCIAL MEASURES
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”), we use the following non-GAAP financial measures: non-GAAP income from operations and non-GAAP net income attributable to Intuitive Surgical, Inc. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items such as amortization of intangible assets, share-based compensation (“SBC”) and long-term incentive plan expenses, and other special items. Long-term incentive plan expense relates to phantom share awards granted in China by our Intuitive-Fosun joint venture, to its employees that vest over four years and can remain outstanding for seven to ten years. These awards are valued based on certain key performance metrics. Accordingly, they are subject to significant volatility based on the performance of these metrics and are not tied to performance of our business within the period. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance. We believe that these non-GAAP financial measures are useful to investors, because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by institutional investors and the analyst community to help them analyze the performance of our business.
Non-GAAP income from operations. We define non-GAAP income from operations as income from operations, excluding amortization of intangible assets, SBC and long-term incentive plan expenses, a facilities asset abandonment charge, litigation charges and recoveries, and a gain on the sale of a business.
Non-GAAP net income attributable to Intuitive Surgical, Inc. We define non-GAAP net income as net income attributable to Intuitive Surgical, Inc., excluding amortization of intangible assets, SBC and long-term incentive plan expenses, a facilities asset abandonment charge, litigation charges and recoveries, a gain on the sale of a business, gains (losses) on strategic investments, adjustments attributable to noncontrolling interest in joint venture, net of the related tax effects, and tax adjustments, including excess tax benefits or deficiencies associated with SBC arrangements, one-time tax benefits from re-measurement of Swiss deferred tax assets, a one-time tax benefit from receipt of certain tax assets by our Swiss entity, and the net tax effects related to intra-entity transfers of non-inventory assets. We exclude the one-time tax benefit from re-measurement of certain deferred tax assets, because it is discrete in nature, and exclude the excess tax benefits or deficiencies associated with SBC arrangements as well as the tax effects associated with non-cash amortization of deferred tax assets related to intra-entity non-inventory transfers, because we do not believe these items correlate with the on-going results of our core operations. The tax effects of the non-GAAP items are determined by applying a calculated non-GAAP effective tax rate, which is commonly referred to as the with-and-without method. Without excluding these tax effects, investors would only see the gross effect that these non-GAAP adjustments had on our operating results. Our calculated non-GAAP effective tax rate is generally higher than our GAAP effective tax rate.
There are a number of limitations related to the use of non-GAAP measures versus measures calculated in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income attributable to Intuitive Surgical, Inc. exclude items such as amortization of intangible assets, SBC and long-term incentive plan expenses, excess tax benefits or deficiencies associated with SBC arrangements, and non-cash amortization of deferred tax assets related to intra-entity transfer of non-inventory assets, which are primarily recurring items. SBC expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business. In addition, the components of the costs that we exclude in our calculation of non-GAAP net income attributable to Intuitive Surgical, Inc. may differ from the components that our peer companies exclude when they report their results of operations. Management addresses these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income attributable to Intuitive Surgical, Inc. and evaluating non-GAAP net income attributable to Intuitive Surgical, Inc. together with net income attributable to Intuitive Surgical, Inc. calculated in accordance with GAAP.

The table below sets forth the reconciliation of GAAP financial measures to non-GAAP financial measures.

	Twelve months ended
Amounts in millions	December 31, 2023	December 31, 2022
GAAP income from operations	$1,766.8	$1,577.1
Share-based compensation expense	592.8	513.2
Long-term incentive plan expense	7.8	6.8
Amortization of intangible assets	20.2	27.8
Facilities asset abandonment charge	13.4	—
Litigation charges (recoveries)	(4.0)	27.7
Gain on sale of business	—	(3.8)
Non-GAAP income from operations	$2,397.0	$2,148.8

GAAP net income attributable to Intuitive Surgical, Inc.	$1,798.0	$1,322.3
Share-based compensation expense	592.8	513.2
Long-term incentive plan expense	7.8	6.8
Amortization of intangible assets	20.2	27.8
Facilities asset abandonment charge	13.4	—
Litigation charges (recoveries)	(4.0)	27.7
Gain on sale of business	—	(3.8)
Losses on strategic investments	9.3	21.2
Tax adjustments	(393.7)	(217.1)
Adjustments attributable to noncontrolling interest in joint venture	(2.3)	(3.3)
Non-GAAP net income attributable to Intuitive Surgical, Inc.	$2,041.5	$1,694.8

Exhibit A
AMENDED AND RESTATED INTUITIVE SURGICAL, INC. 2010 INCENTIVE AWARD PLAN
(Amendment and Restatement Adopted by the Board of Directors on March 6, 2024)

ARTICLE 1.
PURPOSE
The purpose of the Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated from time to time (the “Plan”) is to promote the success and enhance the value of Intuitive Surgical, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide an ability to motivate, attract and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2 “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.
2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).
2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.
2.7 “Board” shall mean the Board of Directors of the Company.
2.8 “Change in Control” shall mean and includes each of the following:
(a) Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or
(b) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or
(c) There is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the parent of the entity which survives such merger or consolidation; or
(d) The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least eighty percent (80%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.
2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.
2.12 “Company” shall mean Intuitive Surgical, Inc., a Delaware corporation.
2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.14 “Director” shall mean a member of the Board, as constituted from time to time.
2.15 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.16 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.17 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.18 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.
2.19 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.
2.20 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
2.21 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.22 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.23 “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).
2.24 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.25 “Holder” shall mean a person who has been granted an Award.
2.26 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.27 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.28 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
2.29 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.30 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.31 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.
2.32 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals may include the following, or such other metrics established by the Committee:
(i) gross or net sales or revenue;
(ii) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, and (D) amortization);
(iii) operating earnings or profit;
(iv) gross or net profit or operating margin;
(v) cash flow (including, but not limited to, operating cash flow and free cash flow);
(vi) return on assets;
(vii) return on capital;
(viii) return on invested capital;
(ix) return on stockholders’ equity;
(x) return on sales;
(xi) earnings per share;
(xii) multiples of price per share to earnings per share (“P/E”);
(xiii) multiples of P/E to growth;
(xiv) price per share of Common Stock;
(xv) stock price appreciation;
(xvi) total stockholder return;
(xvii) economic value added (EVA = net operating profit after taxes-a capital charge);
(xviii) achievement of objectively determinable strategic initiatives;
(xix) number of procedures; and
(xx) employee productivity,
any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) non-cash items.
2.33 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.
2.34 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.
2.35 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.
2.36 “Plan” shall mean this Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended or restated from time to time.

2.37 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.38 “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.39 “Restricted Stock Units” shall mean the right to receive Shares awarded under Section 9.3.
2.40 “Securities Act” shall mean the Securities Act of 1933, as amended.
2.41 “Shares” shall mean shares of Common Stock.
2.42 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.
2.43 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.44 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.45 “Termination of Service” shall mean,
(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.
(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 115,350,000; provided however, that any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted and any Shares that are subject to Full Value Awards shall be counted against this limit as 2.3 Shares for every one (1) Share granted.
(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan, provided, that for each Share subject to a Full Value Award that is so forfeited, expired or settled in cash, 2.3 Shares shall be again become available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards:

(i) Shares tendered by the Holder or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iii) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate amount of cash that may be paid with respect to one or more Awards payable in cash that may be granted to any one person during any calendar year shall be $2,000,000 and the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 750,000. The aggregate grant date fair value (computed as of the applicable grant date) of Awards to any Non-employee Director in any calendar year in respect of such director’s service as a member of our Board of Directors or any Board committee during such year shall not exceed $750,000.
3.4 Minimum Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 13.2, no Award (or portion thereof) granted under the Plan shall vest earlier than the first anniversary of the date the Award is granted and no Award Agreement shall reduce or eliminate such minimum vesting requirement; provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 3.4 shall not apply to: (a) any Substitute Awards, (b) any Awards delivered in lieu of fully-vested cash-based Awards (or other fully-vested cash awards or payments), (c) any Awards to Non-employee Directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders and which is at least 50 weeks after the immediately preceding year’s annual meeting, or (d) any other Awards granted by the Administrator from time to time that result in the issuance of an aggregate of up to 5% of the aggregate number of Shares available for issuance under the Plan as of the Effective Date. In addition, the Administrator may provide that such one-year vesting restrictions may lapse or be waived upon the Holder’s Termination of Service and/or in connection with a Change in Control.
ARTICLE 4.
GRANTING OF AWARDS
4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.
4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.
 4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
ARTICLE 5.
[RESERVED.]

ARTICLE 6.
GRANTING OF OPTIONS
6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.
6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any Affiliate corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.
6.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
6.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term.

Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.
6.5 Option Vesting.
(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any Performance Criteria, or any other criteria selected by the Administrator.
(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.
6.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
6.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.

ARTICLE 7.
EXERCISE OF OPTIONS
7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.
7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c) In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and
(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.
7.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.
AWARD OF RESTRICTED STOCK
8.1 Award of Restricted Stock.
(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
8.2 Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions as described in Section 8.3, except in connection with a spin-off or other similar event as otherwise permitted under Section 13.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Holder to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
8.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.
8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.
8.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE 9.
AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, RESTRICTED STOCK UNITS
9.1 Performance Awards.
(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares, or both, as determined by the Administrator.
(b) Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.
9.2 Dividend Equivalents.
(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.
(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
9.3 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. Restricted Stock Units may be paid in cash, Shares, or both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.
9.4 Term. The term of a Performance Award, Dividend Equivalent award and/or Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.5 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.
9.6 Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.
ARTICLE 10.
AWARD OF STOCK APPRECIATION RIGHTS
10.1 Grant of Stock Appreciation Rights.
(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.
(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
10.2 Stock Appreciation Right Vesting.
(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator.
(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.
10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;
(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and
(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.
10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock

Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.
10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash or check or other form of legal consideration acceptable to the Administrator, as determined by the Administrator.
ARTICLE 11.
ADDITIONAL TERMS OF AWARDS
11.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
11.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on up to the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
11.3 Transferability of Awards.
(a) Except as otherwise provided in Section 11.3(b):
(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;
(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and
(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless, subject to the consent of the Administrator, it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.
(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In no event may an Award be transferable for consideration absent stockholder approval.
(c) Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder’s death.
11.4 Conditions to Issuance of Shares.
(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.
(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.
(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
11.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b) (i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder). In addition, all Awards (including the gross amount of any proceeds, gains or other economic benefit a Holder actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with applicable law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.6 Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.
ARTICLE 12.
ADMINISTRATION
12.1 Administrator. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.
12.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
12.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:
(a) Designate Eligible Individuals to receive Awards;
(b) Determine the type or types of Awards to be granted to each Eligible Individual;
(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.
12.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.
ARTICLE 13.
MISCELLANEOUS PROVISIONS
13.1 Effective Date, Amendment, Suspension or Termination of the Plan. The Plan shall become effective on the Effective Date; provided that, for the avoidance of doubt, all provisions of the Plan governing any compensation subject to Awards granted prior to November 2, 2017 and outstanding as of the Effective Date that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code (prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97) (“Performance-Based Compensation”) at the time such Awards were granted shall continue to apply to such Awards to the extent required to retain their qualification as Performance-Based Compensation. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, Change in Control or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;
(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and
(v) To provide that the Award cannot vest, be exercised or become payable after such event.
(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):
(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or
(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 10.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.
(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control:
(i) Unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 13.2(b), (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) with respect to the portion of such Award subject to performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at the greater of (1) 100% of target levels and (2) actual achievement of the applicable performance goals or vesting criteria as of such Change in Control, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, or as otherwise determined by the Administrator.
(ii) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Holder of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of 15 days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.
(iii) For the purposes of this Section 13.2(d), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(f) No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.
(g) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(h) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.
(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, Change in Control or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.
13.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.
13.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.
13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
13.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
13.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.
13.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award

Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to such employee’s “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Holder’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. If an Award includes a “series of installment payments” within the meaning of Section 1.409A-2(b)(2)(iii) of Section 409A, the Holder’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment and, if an Award includes “dividend equivalents” within the meaning of Section 1.409A-3(e) of Section 409A, the Holder’s right to receive the dividend equivalents will be treated separately from the right to other amounts under the Award,
13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.
13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.
13.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

Exhibit B
AMENDED AND RESTATED INTUITIVE SURGICAL, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN (As Adopted by the Board of Directors on March 17, 2000) (Approved by the Shareholders on April 30, 2000) (Amendment Adopted by the Board of Directors on February 4, 2010) (Amendment and Restatement Adopted by the Board of Directors on February 2, 2017) (Approved by the Shareholders on April 20, 2017)
(Amendment and Restatement Adopted by the Board of Directors on March 6, 2024)

Termination Date: None
1.Purpose.
a.The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.
b.The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
c.The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
2.Definitions.
a.“Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
b.“Board” means the Board of Directors of the Company.
c.“Code” means the United States Internal Revenue Code of 1986, as amended.
d.“Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.
e.“Company” means Intuitive Surgical, Inc., a Delaware corporation.
f.“Director” means a member of the Board.
g.“Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

h.“Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.
i.“Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
j.“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
k.“Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security for any given date shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on such date, as reported in The Wall Street Journal or such other source as the Board deems reliable or, if there is no closing sales price for such security on the date in question, the closing sales price for such security on the last preceding date for which such closing sales price exists.
l.“Non‑Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S‑K promulgated pursuant to the Securities Act (“Regulation S‑K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S‑K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S‑K; or (ii) is otherwise considered a “non‑employee director” for purposes of Rule 16b‑3.
m.“Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.
n.“Offering Date” means a date selected by the Board for an Offering to commence.
o.“Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

p.“Plan” means this 2000 Employee Stock Purchase Plan.
q.“Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
r.“Right” means an option to purchase Shares granted pursuant to the Plan.
s.“Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.
t.“Securities Act” means the United States Securities Act of 1933, as amended.
u.“Share” means a share of the common stock of the Company.
3.Administration.
a.The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
b.The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).
ii.To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.
iii.To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

iv.To amend the Plan as provided in Section 14.
v.Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
c.The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non‑Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
4.Shares Subject to the Plan.
a.Subject to the provisions of Section 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate twenty-six million seven hundred seventy thousand nine hundred forty-five (26,770,945) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.
b.[Reserved.]
c.The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.
d.[Reserved.]
5.Grant of Rights; Offering.
a.The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the

Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty‑seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.
b.If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier‑granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later‑granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.
6.Eligibility.
a.Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subsection 3(b), to Employees of an Affiliate. Except as provided in subsection 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.
b.The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:
i.the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;

ii.the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and
iii.the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.
c.No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subsection 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.
d.An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.
e.The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
f.The Board may provide in an Offering that Employees whose customary employment is twenty (20) hours or less per week shall not be eligible to participate.
g.The Board may provide in an Offering that Employees whose customary employment is for not more than five (5) months in any calendar year shall not be eligible to participate.
7.Rights; Purchase Price.
a.On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:
i.with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or
ii.with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.
b.The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
c.In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
d.The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:
i.an amount equal to eighty‑five percent (85%) of the fair market value of the Shares on the Offering Date; or
ii.an amount equal to eighty‑five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.Participation; Withdrawal; Termination.
a.An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.
b.At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
c.Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post‑employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire

Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
d.Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.
9.Exercise.
a.On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.
b.Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
c.No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty‑seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
10.Covenants of the Company.
a.During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.
b.The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.
11.Use of Proceeds from Shares.
Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.Rights as a Stockholder.
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.
13.Adjustments upon Changes in Securities.
a.If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subsection 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)
b.In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Stockholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants’ accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated.
14.Amendment of the Plan.
a.The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b‑3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:
i.Increase the amount of Shares reserved for Rights under the Plan;
ii.Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b‑3; or
iii.Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b‑3.
b.It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.
c.Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.
15.Designation of Beneficiary.
a.A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.
b.The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.Termination or Suspension of the Plan.
a.The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
b.Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.Effective Date of Plan.
The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

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INTUITIVE SURGICAL, INC.
1020 KIFER ROAD
SUNNYVALE, CA 94086

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INTUITIVE SURGICAL, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Craig H. Barratt, Ph.D.	☐	☐	☐
1b.	Joseph C. Beery	☐	☐	☐
1c.	Lewis Chew	☐	☐	☐
1d.	Gary S. Guthart, Ph.D.	☐	☐	☐
1e.	Amal M. Johnson	☐	☐	☐
1f.	Sreeklakshmi Kolli	☐	☐	☐
1g.	Amy L. Ladd, M.D.	☐	☐	☐
1h.	Keith R. Leonard, Jr.	☐	☐	☐
1i.	Jami Dover Nachtsheim	☐	☐	☐
1j.	Monica P. Reed, M.D.	☐	☐	☐
1k.	Mark J. Rubash	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4, and 5.	For	Against	Abstain
2. To approve, by advisory vote, the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. The ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
4. The amendment and restatement of the Amended and Restated 2010 Incentive Award Plan.	☐	☐	☐
5. The amendment and restatement of the Amended and Restated 2000 Employee Stock Purchase Plan.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposal 6.	For	Against	Abstain
6. The stockholder proposal requesting a racial and gender pay gap report, if properly presented at the Annual Meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V32504-P01857

INTUITIVE SURGICAL, INC.
Annual Meeting of Stockholders
April 25, 2024 3:00 P.M., Pacific Daylight Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gary S. Guthart, Ph.D. and Gary H. Loeb, or either of them, as proxies, each with the power to appoint his or her substitute, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Intuitive Surgical, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 P.M., Pacific Daylight Time on April 25, 2024, via live webcast at www.virtualshareholdermeeting.com/ISRG2024, and in person at Intuitive Surgical, Inc., 1020 Kifer Rd., Sunnyvale, CA 94086, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. To the extent no directions are given on a proposal, this proxy will be voted "FOR" all nominees in Proposal 1, "FOR" Proposals 2, 3, 4, and 5, and "AGAINST" Proposal 6 in accordance with the Board of Directors' recommendations.

Any additional business as properly may come before the Annual Meeting of Stockholders or any adjournment or postponement thereof will be voted in accordance with the judgment of the person voting the proxy. You may revoke this proxy at any time prior to commencement of voting at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Continued and to be signed on reverse side